EXHIBIT 1.1


                                                                       EXECUTION

                         Saxon Asset Securities Company
                    Mortgage Loan Asset Backed Certificates,
                                  Series 1996-2

                             UNDERWRITING AGREEMENT

                                                        Dated: November 27, 1996

To:      Saxon Asset Securities Company (the "Company")
         Saxon Mortgage Inc. ("SMI")
         Dominion Mortgage Services, Inc. ("Dominion")

Re:      Standard Terms to Underwriting Agreement (August 1996 Edition)

Series
Designation:      Mortgage Loan Asset Backed Certificates,  Series 1996-2, Class
                  A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 and
                  Class R  (collectively  the  "Certificates").  The Class  A-1,
                  Class  A-2,  Class  A-3,  Class  A-4,  Class A-5 and Class A-6
                  Certificates  are  referred  to  herein  as the  "Underwritten
                  Certificates."

                  Underwriting  Agreement:  Subject to the terms and  conditions set forth and incorporated by reference herein, the Company hereby agrees to issue and sell to Prudential Securities Incorporated, Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and PaineWebber Incorporated, (collectively, the "Underwriters"), and the Underwriters hereby agree to purchase from the Company, on or about December 5, 1996, the Underwritten Certificates at the purchase price and on the terms set forth below; provided, however, that the obligations of the Underwriters are subject to: (i) receipt by the Company of (a) an "AAA" rating by Standard & Poor's Rating Service, a division of The McGraw-Hill Companies Inc. ("S&P") and an "Aaa" rating by Moody's Investors Service, Inc. ("Moody's"; together with S&P, the "Rating Agencies") with respect to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates; (ii) receipt of a Prospectus Supplement in form and substance satisfactory to the Underwriters; and (iii) the Sales Agreement dated as of November 1, 1996 by and between the Company and Saxon Mortgage, Inc. ("SMI") and the Trust Agreement (as defined below) each being in form and substance satisfactory to the Underwriters.

                  The Certificates will be issued pursuant to a Trust Agreement, dated as of November 1, 1996 (the "Trust Agreement"), by and among the Company, Texas Commerce Bank National Association, as Master Servicer (the "Master Servicer"), and Citibank, N.A., as Trustee (the "Trustee"). The Certificates will represent in the aggregate the entire beneficial ownership interest in the assets of the Trust created under the Trust Agreement (the "Trust"), which will consist primarily of two pools of conventional, one- to four-family, fully amortizing, mortgage loans (the "Mortgage

Loans") with original terms to stated maturity of not more than 30 years which have the characteristics described in the Prospectus Supplement.

                  The Company,  SMI and Dominion  specifically  covenant to make available on the Closing Date for sale, transfer and assignment to the Trust, Mortgage Loans having the characteristics described in the Prospectus Supplement; provided, however, that there may be immaterial variances from the description of the Mortgage Loans in the Prospectus Supplement and the actual Mortgage Loans delivered on the Closing Date. Upon delivery of the Mortgage Loans to the Company, the Company will deliver such Mortgage Loans to the Trust.

                  Registration   Statement:  References  in  the  Agreement  (as
defined below) to the Registration Statement shall be deemed to include registration statement no. 333-4127.

                  Initial Aggregate Scheduled Principal Balance of Initial Mortgage Loans: Approximately $353,238,000 (as of the Cut-off Date), including approximately $125,829,000 of fixed-rate Mortgage Loans and of $227,409,000 variable-rate Mortgage Loans (in each case as of the Cut-off Date).

                  Cut-Off Date: As of the close of business November 20, 1996 (except that, as further described in the Prospectus Supplement, the interest portion of the payments due on December 1, 1996 on the Variable Rate Loans will be retained by the Seller).

Terms of the Certificates:


====================== =================== ================ ==================== ================ ==================
                            Initial                              Proposed
Series 1996-2              Principal        Pass-Through        Ratings by                           Sale of the
Designation                  Amount             Rate          S&P and Moody's     CUSIP Number      Certificates
---------------------- ------------------- ---------------- -------------------- ---------------- ------------------
Class A-1                 $ 55,500,000         6.375%             AAA/Aaa           80559 AD3            (2)
---------------------- ------------------- ---------------- -------------------- ---------------- ------------------

Class A-2                 $ 47,500,000         6.475%             AAA/Aaa           80559 AE1            (2)
---------------------- ------------------- ---------------- -------------------- ---------------- ------------------

Class A-3                 $ 17,000,000         6.750%             AAA/Aaa           80559 AF8            (2)
---------------------- ------------------- ---------------- -------------------- ---------------- ------------------

Class A-4                 $ 20,500,000         7.025%             AAA/Aaa           80559 AG6            (2)
---------------------- ------------------- ---------------- -------------------- ---------------- ------------------

Class A-5                 $ 19,329,000         7.185%             AAA/Aaa           80559 AH4            (2)
---------------------- ------------------- ---------------- -------------------- ---------------- ------------------

Class A-6                 $278,409,000         5.615%             AAA/Aaa           80559 AJ0            (2)
---------------------- ------------------- ---------------- -------------------- ---------------- ------------------

Class R                       N/A                N/A                (4)                N/A               (5)
====================== =================== ================ ==================== ================ ==================

-------------------------
(1) The Variable Rate and Fixed Rate Certificates are, in each case, subject to a permitted variance of plus or minus 4%.
(2) The Underwritten Certificates will be purchased by the Underwriters from the Company and will be offered by the Underwriters to the public from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale.
(3) On each Distribution Date, Pass-Through Rate on the Class A-6 Certificates will equal the least of (i) LIBOR plus 0.24%; (ii) the weighted average of the maximum lifetime Mortgage Interest Rates on the Mortgage Loans in the Variable Rate Group less 0.582% per annum; and
         (iii) the Variable Rate Available Funds Cap for such date (as each such term is defined in the Prospectus Supplement), subject to increase as provided in the Prospectus Supplement.
(4) No ratings have been requested by the Underwriters for the Class R Certificates.
(5) The Class R Certificates will be sold to SMI and Texas Commerce Bank National Association in a privately negotiated transaction.

                  Underwritten Certificates Ratings: An "AAA" rating by S&P and an "Aaa" rating by Moody's with respect to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates. It is agreed that as a further condition of the Underwriters' obligation to purchase the Underwritten Certificates, such ratings by the Rating Agencies on the Underwritten Certificates shall not have been rescinded and there shall not have occurred any downgrading, or public notification of a possible downgrading or public notice of a possible change, without indication of direction, in the ratings accorded the Underwritten Certificates.

                  Mortgage   Loans:   Mortgage  Loans  having  the   approximate
characteristics described in the Prospectus Supplement with the final schedule attached as Schedule I to the Trust Agreement.

                  Principal and Interest Distribution Dates: Each Distribution Date shall be the 25th day of each month, or if such day is not a business day, the next succeeding business day, commencing in December 1996.

                  REMIC Election: An election will be made to treat the Mortgage Loans and related assets of the Trust as a real estate mortgage investment conduit (the "REMIC"). The Underwritten Certificates will be designated as "regular interests" in the REMIC. The Class R Certificates will be designated as the "residual interest" in the REMIC.

                  Purchase Price: The Underwriters hereby agree to purchase each Class of Underwritten Securities from the Company at the applicable purchase price set forth below, plus, in the case of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates, accrued interest at the applicable Pass-Through Rate from the close of business on November 1, 1996 through the Closing Date. Each such purchase price is expressed as a percentage of the initial principal amount of the related Mortgage Loan pool.


                                 Purchase Price


                  Class A-1                           99.953125%
                  Class A-2                           99.968750%
                  Class A-3                           99.937500%
                  Class A-4                           99.953125%
                  Class A-5                          100.000000%
                  Class A-6                          100.000000%

         Each of the Underwriters agrees, severally and not jointly, subject to the terms and conditions contained herein and in the Standard Terms to Underwriting Agreement (August 1996 Edition), to purchase the principal balances of the Classes of Certificates specified opposite its name below:(1)

======================== ====================== ====================== ====================== ======================
                                                                          Merrill Lynch,
     Series 1996-2        Prudential Security      Lehman Brothers       Pierce, Fenner &          PaineWebber
    Designation(1)           Incorporated               Inc.            Smith Incorporated        Incorporated
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Class A-1                         $ 33,300,000                     --            $22,200,000                     --
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Class A-2                         $ 28,500,000                     --            $19,000,000                     --
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Class A-3                         $ 10,200,000                     --            $ 6,800,000                     --
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Class A-4                         $ 12,300,000                     --            $ 8,200,000                     --
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Class A-5                         $ 11,597,400                     --            $ 7,731,600                     --
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Class A-6                         $111,363,600            $83,522,700                     --            $83,522,700
======================== ====================== ====================== ====================== ======================

--------------------
(1) Each Class of Certificates is subject to a permitted variance of plus or minus 4%.


                  Closing Date and Location: 10:00 a.m. Eastern Time on December 5, 1996, at the offices of Arter & Hadden, 1801 K Street, N.W., Suite 400K, Washington, D.C. 20006-1301. The Company will deliver the Underwritten Certificates in book-entry form only through the same day funds settlement system of the relevant Depositories, and the Class R Certificates in certificated, fully registered form on December 5, 1996.

                  Due Diligence: At any time prior to the Closing Date, the Underwriters have the right to inspect the Mortgage Loan files, the related mortgaged properties and the loan origination procedures to ensure conformity with the Prospectus and the Prospectus Supplement.

                  Controlling Agreement: This Underwriting Agreement, together with the Standard Terms to Underwriting Agreement (August 1996 Edition) (together, the "Agreement"), completely sets forth the agreements between the Company, SMI and Dominion and the Underwriters and fully supersedes all prior agreements, both written and oral, relating to the issuance of the Underwritten Certificates and all matters set forth herein. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

                  Information Provided by the Underwriters: It is understood and agreed that the information set forth under the heading "Underwriting" in the Prospectus Supplement and the sentence regarding the Underwriters's intention to establish a market in the Underwritten Certificates on the inside front Cover Page of the Prospectus Supplement is the only information furnished by the Underwriters to the Company for inclusion in the Registration Statement and the Final Prospectus.

                  Collateral   Term   Sheets,   Structural   Term   Sheets   and
Computational Materials: The Underwriters hereby represent and warrant that (i) a hard copy of the information provided by the

Underwriters to the Company in electronic  form and  attached  hereto as
Exhibit A, if any, constitutes all "Collateral Term Sheets" or "Structural Term Sheets" (that are required to be filed with the Commission within two business days of first use under the terms of the Public Securities Association letter) disseminated by the Underwriters to investors in connection with the Underwritten Certificates and (ii) a hard copy of the information provided by the  Underwriters  to the Company and  attached hereto  as  Exhibit  B,  if
any,  constitutes  all  "Computational   Materials" disseminated by it in
connection with the Underwritten Certificates.

                  Trustee:  Citibank, N.A.  will act as Trustee of the Trust.

                  Custodian: Texas Commerce Bank National Association will act as custodian of the Mortgage Loans.

                  Blue Sky Qualifications: The Underwriters specifies, and the parties intend to qualify the Underwritten Certificates in no jurisdictions pursuant to the Agreement.

                  State Law Tax Opinion: At Closing, the Underwriters shall have received from Arter & Hadden and Liddell, Sapp opinions dated the Closing Date and satisfactory in form and substance to the Underwriters, as to the tax treatment of the Certificates under New York and Texas law, respectively.

                  Applicable Law: THE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

                  Notices: All communications hereunder, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to Prudential Securities Incorporated, One New York Plaza, 15th Floor, New York, New York 10292-2015, Attention: Brendan Keane.

                  Variances: The Company shall obtain prior approval of the Underwriters if, at any time after the Prospectus Supplement and Prospectus are filed with the Securities and Exchange Commission pursuant to its Rule 424 under the Securities Act of 1933, as amended, and before or on the Closing Date, the initial aggregate principal amount of the Underwritten Securities is to be increased or decreased by more than 4% to reflect a change in the actual Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date and the amount deposited into the Pre-Funding Account.

                               *   *   *   *   *

                  The Underwriters agree, subject to the terms and provisions of the Agreement, a copy of which is attached, and which is incorporated by reference herein in its entirety and made a part hereof to the same extent as if such provisions had been set forth in full herein, to purchase the Underwritten Certificates.

                                  PRUDENTIAL SECURITIES INCORPORATED
                                  on behalf of the Underwriters


                                  By:______________________________________
                                     Name:
                                     Title:


Accepted and Acknowledged
  As of the Date First Above
  Written:

SAXON ASSET SECURITIES COMPANY


By:__________________________________
     Name:
     Title:

SAXON MORTGAGE, INC.


By:__________________________________
     Name:
     Title:


DOMINION MORTGAGE SERVICES, INC.


By:__________________________________
     Name:
     Title:

                  The Underwriters agrees, subject to the terms and provisions of the Agreement, a copy of which is attached, and which is incorporated by reference herein in its entirety and made a part hereof to the same extent as if such provisions had been set forth in full herein, to purchase the Underwritten Certificates.

                                       PRUDENTIAL SECURITIES INCORPORATED


                                       By: /s/ Brendan J. Keane
                                          -----------------------------------
                                          Name:  Brendan J. Keane
                                          Title:


Accepted and Acknowledged
  As of the Date First Above
  Written:

SAXON ASSET SECURITIES COMPANY


By:/s/ Bradley D. Adams
   ------------------------------
   Name:  Bradley D. Adams
   Title:

SAXON MORTGAGE, INC.


By:/s/ Andrew I. Sirkis
   ------------------------------
   Name:  Andrew I. Sirkis
   Title:


DOMINION MORTGAGE SERVICES, INC.


By:/s/ Hayden D. McMillion
   ------------------------------
   Name:  Hayden D. McMillion
   Title:

                         SAXON ASSET SECURITIES COMPANY
                     MORTGAGE LOAN ASSET BACKED CERTIFICATES



                        STANDARD TERMS TO TRUST AGREEMENT

                             (November 1996 Edition)

                                TABLE OF CONTENTS


ARTICLE I.........................................................................................................1
        Section 1.01. Defined Terms...............................................................................1
        Section 1.02. Section References; Calculations; Ratings..................................................20


ARTICLE II.......................................................................................................20
        Section 2.01. Mortgage Loan Files........................................................................20
        Section 2.02. Acceptance by the Trustee..................................................................21
        Section 2.03. Purchase or Substitution of Mortgage Loans by the Seller, a Servicer or....................24
        Section 2.04. Representations and Warranties of Saxon....................................................27
        Section 2.05. Representations and Warranties of the Master Servicer......................................29


ARTICLE III......................................................................................................30
        Section 3.01. Master Servicer Custodial Account..........................................................30
        Section 3.02. Asset Proceeds Account.....................................................................31
        Section 3.03. Issuing REMIC Accounts.....................................................................33
        Section 3.04. Advances by Master Servicer and Trustee....................................................33
        Section 3.05. Month End Interest.........................................................................34
        Section 3.06. Trustee to Cooperate; Release of Mortgage Files............................................35
        Section 3.07 Reports to the Trustee; Annual Compliance Statements........................................36
        Section 3.08. Title, Management and Disposition of REO Properties........................................37
        Section 3.09. Amendments to Servicing Agreements; Modification of the Guide..............................40
        Section 3.10. Oversight of Servicing.....................................................................40
        Section 3.11.  Credit Enhancement........................................................................41


ARTICLE IV.......................................................................................................41
        Section 4.01. Statements to Certificateholders...........................................................41
        Section 4.02. Remittance Reports.........................................................................43
        Section 4.03. Compliance with Withholding Requirements...................................................44
        Section 4.04. Reports of Certificate Principal Balances to the Clearing Agency...........................44
        Section 4.05. Preparation of Regulatory Reports..........................................................44


ARTICLE V........................................................................................................45
        Section 5.01. Pooling REMIC Interests....................................................................45
        Section 5.02. The Certificates...........................................................................45
        Section 5.03. Book-Entry Certificates....................................................................46
        Section 5.04. Registration of Transfer and Exchange of Certificates......................................47
        Section 5.05. Restrictions on Transfers..................................................................48
        Section 5.06. Mutilated, Destroyed, Lost or Stolen Certificates..........................................50
        Section 5.07. Persons Deemed Owners......................................................................50
        Section 5.08. Paying Agent...............................................................................50


ARTICLE VI.......................................................................................................50
        Section 6.01 Liability of, and Indemnification by, Saxon and the Master Servicer.........................50
        Section 6.02. Merger or Consolidation of Saxon or the Master Servicer....................................51
        Section 6.03. Limitation on Liability of Saxon, the Master Servicer and Others...........................52
        Section 6.04. Resignation of the Master Servicer.........................................................52
        Section 6.05. Compensation to the Master Servicer........................................................52
        Section 6.06. Assignment or Delegation of Duties by Master Servicer......................................53



ARTICLE VII......................................................................................................53
        Section 7.01. Termination and Substitution of Servicing Agreements.......................................53
        Section 7.02. Termination of Master Servicer; Trustee to Act.............................................54
        Section 7.03. Notification to Certificateholders.........................................................56


ARTICLE VIII.....................................................................................................56
        Section 8.01. Duties of Trustee..........................................................................56
        Section 8.02. Certain Matters Affecting the Trustee......................................................57
        Section 8.03. Trustee Not Liable for Certificates or Mortgage Loans......................................59
        Section 8.04. Trustee May Own Certificates...............................................................59
        Section 8.05. Trustee's Fees.............................................................................59
        Section 8.06. Eligibility Requirements for Trustee.......................................................60
        Section 8.07. Resignation and Removal of the Trustee.....................................................60
        Section 8.08. Successor Trustee..........................................................................61
        Section 8.09. Merger or Consolidation of Trustee.........................................................61
        Section 8.10. Appointment of Trustee or Separate Trustee.................................................61
        Section 8.11. Appointment of Custodians..................................................................62
        Section 8.12. Trustee May Enforce Claims Without Possession of Certificates..............................62


ARTICLE IX.......................................................................................................63
        Section 9.01. Redemption.................................................................................63
        Section 9.02. Termination................................................................................63
        Section 9.03. Procedure for Redemption or Termination....................................................64
        Section 9.04. Additional Termination Requirements........................................................65


ARTICLE X........................................................................................................66
        Section 10.01. REMIC Administration......................................................................66
        Section 10.02. Prohibited Activities.....................................................................67


ARTICLE XI.......................................................................................................68
        Section 11.01. Amendment of Trust Agreement..............................................................68
        Section 11.02. Recordation of Agreement; Counterparts....................................................69
        Section 11.03. Limitation of Rights of Certificateholders................................................69
        Section 11.04. Governing Law.............................................................................70
        Section 11.05. Notices...................................................................................70
        Section 11.06. Severability of Provisions................................................................70
        Section 11.07. Sale of Mortgage Loans....................................................................71
        Section 11.08. Notice to Rating Agency...................................................................71


        Exhibit A-1    Form of Initial Certification
        Exhibit A-2    Form of Final Certification
        Exhibit B      Form of Recordation Report
        Exhibit C      Form of Remittance Report
        Exhibit D      Form of Rule 144A Agreement-QIB Certification
        Exhibit E      Form of Transferee Agreement
        Exhibit F      Form of Benefit Plan Affidavit
        Exhibit G      Form of Residual Transferee Agreement
        Exhibit H-1    Form of Disqualified Organization Affidavit
        Exhibit H-2    Form of Disqualified Organization Affidavit

                                       ii


                              PRELIMINARY STATEMENT

        Saxon Asset Securities Company  ("Saxon"),  Texas Commerce Bank National
Association, as administrative agent (in such capacity, the "Master Servicer"), and a bank or trust company, as trustee (the "Trustee"), have entered into a Trust Agreement (the "Trust Agreement") that provides for the issuance of a series of asset backed certificates (the "Certificates") that in the aggregate evidence the entire interest in certain mortgage-related assets and certain other property owned by the trust created by the Trust Agreement (the "Trust").
These Standard Terms are a part of, and are incorporated by reference into, the Trust Agreement.

        NOW, THEREFORE, in consideration of the mutual promises, covenants, representations and warranties made in the Trust Agreement and as hereinafter set forth, Saxon, the Master Servicer and the Trustee agree as follows:


                                   ARTICLE I
                                  DEFINITIONS

Section 1.01.  Defined Terms

        Except as otherwise specified or as the context may otherwise require, the following capitalized terms shall, whenever used in the Trust Agreement, have the respective meanings assigned to them in this Section 1.01. Capitalized terms used but not defined in the Trust Agreement shall have the respective meanings assigned to them in the Guide.

         "Accounting Date": Unless otherwise provided in the Trust Agreement, with respect to each Distribution Date, the last day of the month preceding the month in which such Distribution Date occurs.

        "Additional  Collateral":  Any real  property  (other  than the  related
Mortgaged  Premises),   personal  property,   securities,   cash,   instruments,
contracts,  or other documents  constituting or evidencing collateral pledged as additional security for a Mortgage Loan.

        "Administrative Fee": With respect to each Distribution Date and each Mortgage Loan, the sum of the Servicing Fee, the Master Servicing Fee, the
Trustee Fee and the Credit Enhancement Fee relating thereto.

        "Administrative Fee Rate": With respect to each Distribution Date and each Mortgage Loan, the sum of the Servicing Fee Rate, the Master Servicing Fee
Rate, the Trustee Fee Rate and the Credit Enhancement Fee Rate relating thereto.

        "Advance": With respect to any Mortgage Loan, any advance of principal and interest, taxes, insurance or expenses made by a Servicer, the Master
Servicer, the Trustee or an Insurer.

        "Affiliate": Any person or entity controlling, controlled by or under common control with Saxon or the Master Servicer ("control" meaning the power to direct the management and policies of a person or entity, directly or indirectly, whether through ownership of voting securities, by contract or otherwise, and "controlling" and "controlled" having meanings correlative to the foregoing).

        "Annual Compliance Statement": The Officer's certificate required to be delivered annually by the Master Servicer pursuant to Section 3.07 hereof.

        "ARM Loan":  An "adjustable  rate" Mortgage Loan, the Mortgage  Interest
Rate of which is subject to periodic adjustment in accordance with the terms of the related Mortgage Note.



        "Asset Proceeds Account": The account or accounts created and maintained for the Trust pursuant to Section 3.02 hereof.

        "Asset Value": Unless otherwise provided in the Trust Agreement, with respect to each Mortgage Loan, the lesser of (i) the Scheduled Principal Balance and of such Mortgage Loan; and (ii) the present value of remaining Monthly
Payments discounted monthly to the date computed at an interest rate specified in the Trust Agreement.

        "Available  Distribution":   Unless  otherwise  provided  in  the  Trust
Agreement, with respect to each Distribution Date, an amount equal to the sum of the following:

               (a) all Monthly Payments with respect to the Mortgage Loans received by the Trust and due during the preceding Due Period, to the extent paid by a Borrower, advanced by a Servicer, the Master Servicer, the Trustee or an Insurer, or deposited in the Asset Proceeds Account from the Interest Fund (if any);

               (b) all amounts deposited in the Asset Proceeds Account on account of Mortgage Loans sold by the Trust to a Purchaser during the preceding Prepayment Period; and

               (c) all other payments (other than late charges,  conversion fees and  similar  charges and fees  retained  by a Servicer  pursuant to the
        Guide)  received  by  the  Trust  in  connection  with  any  unscheduled principal  payments  or  recoveries  on the  Mortgage  Loans  during the
        preceding   Prepayment  Period,   including   Liquidation  Proceeds  and
        Insurance Proceeds,  together with interest received by the Trust on the principal  portion  thereof  through the Accounting  Date preceding such
        Distribution  Date,  less the sum of (i) expenses  associated  with such recovery and (ii) any Advances on such Mortgage Loans;

minus (i) the Administrative Fee allocable to each Mortgage Loan from payments or Advances on, or proceeds of, such Mortgage Loan, (ii) any Non-Recoverable
Advances to the extent required to be reimbursed, and (iii) any reimbursement of Saxon or the Master Servicer pursuant to Section 6.03, (iv) an overpayment of the Purchase Price of a Mortgage Loan and (v) the Credit Enhancement Fee or Fees payable to the providers of any related Credit Enhancement with respect to such Distribution Date.

        "Basis Limit Amount": With respect to a Mortgage Loan purchased from a REMIC, an amount equal to the REMIC's adjusted federal income tax basis in such Mortgage Loan as of the date on which the purchase occurs as set forth in a certificate of an Officer of the Master Servicer, which certificate shall be delivered to the Trustee in connection with any purchase of a Mortgage Loan.

        "Beneficial Owner": With respect to a Book-Entry Certificate, the Person who is registered as owner of such Certificate in the books of the Clearing
Agency for such Certificate or in the books of a Person maintaining an account with such Clearing Agency.

        "Benefit Plan Affidavit": An affidavit substantially in the form of Exhibit F attached hereto.

        "Benefit Plan Opinion": An Opinion of Counsel satisfactory to the Master
Servicer  and the Trustee (and upon which Saxon,  the Master  Servicer,  the Tax
Matters Person and the Trustee are authorized to rely) to the effect that the proposed transfer will not (i) cause the assets of the Trust to be regarded as plan assets for purposes of the Plan Asset Regulations, (ii) give rise to any fiduciary duty under ERISA on the part of Saxon, a Servicer, the Master Servicer or the Trustee or (iii) result in, or be treated as, a prohibited transaction under Section 406 or 407 of ERISA or section 4975 of the Code (which opinion shall not be a cost or expense of Saxon, the Master Servicer, the Tax Matters
Person or the Trustee).

                                       2


        "Book-Entry Certificates": Each Class of Certificates, if any, specified as such in the Trust Agreement.

        "Borrower": With respect to each Mortgage Loan, the individual or individuals or any Servicer obligated to repay the related Mortgage Note.

        "Business Day": Unless otherwise provided in the Trust Agreement, any day that is not a Saturday, Sunday, holiday or other day on which commercial banking institutions in the city and state in which the Corporate Trust Office or the Insurer is located or the city and state in which the principal office of the Paying Agent or the Custodian, if any, is located are authorized or obligated by law or executive order to be closed.

        "Certificate":  Any asset backed certificate designated in the Trust
Agreement.

        "Certificate Guaranty Insurance Policy" means any certificate guaranty insurance policy issued in connection with certificates.

        "Certificate Insurer" means any issuer of a Certificate Guaranty
Insurance Policy.

        "Certificate of Title Insurance": A certificate of title insurance issued pursuant to a master title insurance policy.

        "Certificate Principal Balance":  Unless otherwise provided in the Trust
Agreement, with respect to each Class of Certificates, on any Distribution Date,
the  aggregate   principal  amount,  if  any,  of  such  Class  of  Certificates immediately  prior to such  Distribution  Date  (or,  in the  case of the  first
Distribution  Date, an amount equal to the aggregate initial principal amount of such Class of  Certificates  as of the  Closing  Date) net of the sum of (i) the
amounts  to be  applied  on such  Distribution  Date  to  reduce  the  aggregate principal  amount of such Class of  Certificates  in  accordance  with the Trust
Agreement and (ii) the aggregate  amount of all Realized  Losses,  if any, to be allocated to such Class of  Certificates on such  Distribution  Date pursuant to the Trust Agreement.

        "Certificate Register":  The register designated in the related Trust
Agreement.

        "Certificate  Registrar":  The registrar  designated in the related
Trust Agreement,  or appointed pursuant to Section 5.02 hereof.

        "Certificateholders": The holders of the Certificates as recorded on the Certificate Register.

        "Class":  The Certificates of a Series bearing the same designation.

        "Class Percentage": With respect to each Class of Certificates as of each Distribution Date, the percentage obtained by dividing the Certificate
Principal Balance of such Class immediately prior to such Distribution Date by the aggregate Scheduled Principal Balance of the Mortgage Loans as of the immediately preceding Distribution Date.

        "Clearing Agency": The Depository Trust Company or any successor organization or any other organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act and the regulations of the SEC thereunder.

        "Clearing Agency Participant": A broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with such Clearing
Agency.

                                       3


        "Closing Date": The date on which Certificates are issued by a Trust as set forth in the Trust Agreement.

        "Code":  The Internal Revenue Code of 1986, as amended.

        "Collateral": With respect to any Mortgage Loan, the Mortgaged Premises and the Additional Collateral, if any, securing the indebtedness of the Borrower under such Mortgage Loan.

        "Conventional Home Improvement Loan": A mortgage loan that is made to finance actions or items that substantially protect or improve the basic livability or utility of a residential property and that is secured by a first, second, or more junior lien on such residential property.

        "Converted  Mortgage  Loan":  An ARM Loan  with  respect  to  which  the
Borrower has complied with the applicable  requirements of the related  Mortgage
Note to convert the Mortgage Interest Rate relating thereto to a fixed rate of interest (and with respect to which the related Servicer has processed such conversion).

        "Cooperative Loan": A Mortgage Loan that is secured by a first lien against (i) shares issued by a cooperative housing corporation and (ii) the related Borrower's leasehold interest in a cooperative dwelling unit owned by such cooperative housing corporation.

        "Corporate Trust Office": The principal corporate trust office of the Trustee and any Certificate Registrar at which at any particular time its corporate trust business shall be administered.

        "Credit   Enhancement":   Any  certificate  guaranty  insurance  policy,
mortgage pool insurance policy,  special hazard insurance policy, special hazard fund,  mortgagor  bankruptcy  fund,  reserve fund,  letter of credit,  financial guaranty  insurance  policy,  third party  guaranty  or other form of  insurance specified in the Trust  Agreement that is obtained by or on behalf of Saxon with respect to the Certificates.

        "Credit   Enhancement   Fee":  With  respect  to  each  form  of  Credit
Enhancement,  the monthly premium or fee that is payable to the provider of such
Credit Enhancement as specified in the Trust Agreement.

        "Credit  Enhancement  Fee  Rate":  With  respect  to each form of Credit
Enhancement, each Mortgage Loan and each Distribution Date, an amount equal to the Credit Enhancement Fee with respect to the related Certificates, divided by the aggregate Scheduled Principal Balance of the related Mortgage Loans.

        "Custodian": The Custodian identified in the Trust Agreement that shall hold all or a portion of the Trustee Mortgage Loan Files with respect to the Certificates.

        "Cut-Off Date":  The date specified as such in the Trust Agreement.

        "Defect Discovery Date": With respect to a Mortgage Loan, the date on which either the Trustee or the Master Servicer first discovers a Qualification
Defect affecting such Mortgage Loan.

        "Deleted Mortgage Loan": A Mortgage Loan replaced or to be replaced by a Qualified Substitute Mortgage Loan.

        "Directly Operate": With respect to any REO Property, the furnishing or rendering of services to the tenants thereof, the management or operation of such REO Property, or any use of such REO Property in a trade or business conducted by the Trust, in each case other than through an Independent
Contractor; provided, however, that the Trustee or the Master Servicer on behalf of the Trust shall not be considered to Directly Operate an REO Property solely because the Trustee or the Master Servicer on behalf of the Trust establishes rental terms, chooses

                                       4


tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to repairs or maintenance with respect to such REO Property.

        "Disqualified  Organization":  Either  (i) the United  States,  (ii) any
state or political subdivision thereof,  (iii) any foreign government,  (iv) any international  organization,  (v) any  agency or  instrumentality  of any of the foregoing,  (vi) any tax-exempt organization (other than a cooperative described in section 521 of the Code) that is exempt from  federal  income tax unless such organization  is  subject to tax under the  unrelated  business  taxable  income
provisions   of  the  Code,   (vii)  any   organization   described  in  section
1381(a)(2)(C)  of  the  Code,  or  (vii)  any  other  entity   identified  as  a
disqualified  organization by the REMIC  Provisions.  A corporation  will not be treated as an  instrumentality  of the United  States or any state or  political subdivision  thereof if all its  activities  are  subject  to tax and,  with the exception of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such governmental unit.

        "Disqualified Organization Affidavit": If provided by a Non-U.S. Person, an affidavit substantially in the form of Exhibit H-I attached hereto, and, if provided by a U.S. Person, an affidavit substantially in the form of Exhibit H-2 attached hereto.

        "Distribution  Account":  With  respect to any Double REMIC  Series,  an
Eligible Account established and maintained with the Paying Agent by the Trustee for the Issuing REMIC. Unless otherwise provided in the Trust Agreement, the Distribution Account shall be considered an asset of the Issuing REMIC.

        "Distribution Date": Unless otherwise provided in the Trust Agreement, the 25th day of each month, or the next Business Day if such 25th day is not a Business Day, commencing in the month following the Closing Date.

        "Double REMIC Series": A Series with respect to which two REMIC elections are made to form an Issuing REMIC and a Pooling REMIC.

        "Due Date":  The first day of the month of the related Distribution Date.

        "Due Period": Unless otherwise provided in the Trust Agreement, (i) the period from but excluding the Cut-Off Date to and including the first day of the month in which the first Distribution Date occurs and (ii) each period thereafter from and including the second day of a month to and including the first day of the following month.

        "Eligible Account": Either (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the long-term or short-term unsecured debt obligations of which (or a federal or state chartered depository institution or trust company that is the principal subsidiary of a holding company the long-term or short-term unsecured debt obligations of which), respectively, are rated by each Rating Agency in one of its two highest long-term rating categories and its highest short-term rating category at the time any amounts are held on deposit therein or (ii) a trust account or accounts maintained with a federal or state chartered depository institution or trust company, acting in the capacity of a trustee, paying agent or master servicer, in a manner acceptable to each Rating Agency in respect of mortgage pass-through certificates rated in one of its two highest rating categories. Eligible Accounts may be interest-bearing accounts or the funds therein may be invested in Permitted Investments. If qualified under this definition, accounts maintained with the Trustee may constitute Eligible
Accounts.

        "ERISA": The Employee Retirement Income Securities Act of 1974, as amended.

        "Event of Default": An event with respect to the Master Servicer described in Section 7.02 hereof.

                                       5


        "Exchange Act":  The Securities Exchange Act of 1934, as amended.

        "Final Certification": A certification as to the completeness of each Trustee Mortgage Loan File substantially in the form of Exhibit A-2 attached hereto provided by the Trustee (or the Custodian) on or before the first anniversary of the Closing Date pursuant to Section 2.02(c) hereof.

        "Final Distribution Date":  The meaning set forth in Section 9.03 hereof.

        "Fiscal Year": Unless otherwise provided in the Trust Agreement, the fiscal year of the Trust shall run from January 1 (or from the Closing Date, in the case of the first fiscal year) through the last day of December.

        "FNMA Guidelines": The provisions contained in the guide for selling and servicing first lien residential mortgage loans issued from time to time by the Federal National Mortgage Association.

        "Fraud   Losses":   Losses  on  Mortgage  Loans  resulting  from  fraud,
dishonesty or misrepresentation in the origination of such Mortgage Loans.

        "Gross Margin": With respect to each ARM Loan, the fixed percentage specified in the related Mortgage Note that is added to or subtracted from the Index on each Interest Adjustment Date to determine the new Mortgage Interest
Rate for such ARM Loan.

        "Guide":  Unless otherwise  provided in the Trust Agreement,  the August
1996 Edition of the Saxon Mortgage Seller/Servicer Guide, as supplemented and amended from time to time through the Closing Date.

        "Holders": The holders of the Certificates as recorded on the Certificate Register.

        "Independent Contractor": Either (i) any Person (other than the Trustee or the Master Servicer) that would be an "independent contractor" with respect to the Trust within the meaning of section 856(d)(3) of the Code if the Trust were a real estate investment trust (except that, in applying such section, more than 35% of the outstanding principal balance of any Class shall be deemed to be more than 35% of the certificates of beneficial interest of the Trust), so long as the Trust does not receive or derive any income from such Person, the relationship between such Person and the Trust is at arm's length and such Person is not an employee of the Trust, the Trustee or the Master Servicer, all within the meaning of Treasury Regulation Section 1.856-4(b)(5), or (ii) any other Person (including the Trustee or the Master Servicer) upon receipt by the Trustee of an Opinion of Counsel, the expense of which shall constitute an Advance if borne by a Servicer or a subservicer, to the effect that the taking of any action in respect of any REO Property by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent Contractor will not cause such REO Property to cease to qualify as "foreclosure property" within the meaning of section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of section 860D(a) of the Code), or cause any income realized in respect of such REO Property to fail to qualify as Rents From Real Property.

        "Index": With respect to each ARM Loan, the index rate specified in the related Mortgage Note to which or from which the Gross Margin is added or subtracted, in accordance with the terms of such Mortgage Note, on each Interest
Adjustment Date to determine the new Mortgage Interest Rate for such ARM Loan.

        "Initial Certification": A certification as to the completeness of each Trustee Mortgage Loan File substantially in the form of Exhibit A-1 attached hereto provided by the Trustee (or the Custodian) on the Closing Date pursuant to Section 2.02(b) hereof.

        "Initial  Mortgage Loans":  Any of the Mortgage Loans listed on the
Mortgage Loan Schedule  attached to the Trust Agreement.

                                       6


        "Insurance Proceeds": The proceeds paid by any Insurer pursuant to an insurance policy covering any Mortgage Loan, less the expenses of recovering such proceeds and any Non-Recoverable Advances made with respect to such Mortgage Loan.

        "Insurer": Any issuer of an insurance policy relating to the Mortgage Loans or the asset backed certificates of a Series.

        "Interest Adjustment Date": With respect to each ARM Loan, the date on which the related Mortgage Interest Rate adjusts in accordance with the related
Mortgage Note.

        "Interest Fund": An Eligible Account that may be established for the purpose of making interest payments on Mortgage Loans for which the Trust is not due any payments until after the first Distribution Date. The amount of the Interest Fund, if any, shall be set forth in the Trust Agreement. The Interest
Fund shall not be an asset of the Trust or any REMIC, but shall be for the benefit of the Certificateholders.

        "Interest Shortfall":  Month End Interest Shortfall and Soldiers' and
Sailors' Shortfall.

        "Issuing REMIC": With respect to any Double REMIC Series, unless otherwise provided in the Trust Agreement, the REMIC consisting primarily of the Distribution Account and the Subaccounts of such Distribution Account.

        "Junior Mortgage Loan": Any Mortgage Loan with respect to which the related Security Instrument constitutes a lien of other than first priority on the related Collateral.

        "Letter of Credit": A letter of credit issued to the Trustee and its successors or assigns by any Person whose long-term unsecured debt obligations are rated by each Rating Agency in one of its two highest rating categories.

        "Liquidation Proceeds": The proceeds received in connection with the liquidation of any Mortgage Loan as a result of defaults by the related Borrower
(including  any  insurance or guarantee  proceeds  with respect to such Mortgage
Loan), less the expenses of such liquidation and any Advances made with respect to such Mortgage Loan.

        "Loan to Value Ratio": With respect to any Mortgage Loan, the ratio that results when the Unpaid Principal Balance of such Mortgage Loan is divided by the fair market value of the related Mortgaged Premises. For purposes of determining that ratio, the fair market value of the Mortgage Premises must be reduced by (i) the full amount of any lien on such Mortgaged Premises that is senior to the Mortgage Loan and (ii) a pro rata portion of any lien on such Mortgaged Premises that is in parity with the Mortgage Loan.

        "Master Servicer": The bank or mortgage banking company identified as such in the Trust Agreement.

        "Master Servicer Advance Amount": The amount, if any, specified as such in the Trust Agreement.

        "Master Servicer Compensation": The Master Servicing Fee and any additional compensation payable to the Master Servicer as specified in Section
6.05 hereof.

        "Master Servicer Custodial Account":  The account described in Section
3.01 hereof.

        "Master Servicer Errors and Omissions  Insurance Policy":  If the Master
Servicer is not a national banking association, an insurance policy in an amount and otherwise in form and substance acceptable under FNMA Guidelines insuring the Master Servicer as the named insured against liability for damages arising out of

                                       7


errors, omissions or mistakes committed in the performance of the services and other obligations required of the Master Servicer under the Trust
Agreement and, if permitted by the issuer of such policy, naming the Trustee as an additional insured, and containing a severability of interests provision but no other exclusion or other provision that would limit the liability of any insured to any other insured.

        "Master Servicer Fidelity Bond": If the Master Servicer is not a national banking association, a fidelity bond issued by an insurer and in form and substance acceptable under FNMA Guidelines (i) under which such insurer agrees to indemnify the Master Servicer for all losses sustained as a result of any theft, embezzlement, fraud or other dishonest act on the part of the Master
Servicer's directors, officers or employees and (ii) which provides for limits of liability for each such director, officer or employee of not less than an amount required by such guidelines.

        "Master Servicer  Remittance  Date":  Unless  otherwise  provided in the
Trust Agreement, (i) each Distribution Date, if the Asset Proceeds Account and the Master Servicer Custodial Account are maintained at the same bank, or (ii) the Business Day preceding each Distribution Date, if such accounts are not maintained at the same bank.

        "Master Servicer Reporting Date": Unless otherwise provided in the Trust
Agreement, the close of business on the third Business Day preceding each Distribution Date.

        "Master  Servicing  Fee":   Unless  otherwise   provided  in  the  Trust
Agreement,  with respect to each  Distribution  Date and each Mortgage  Loan, an amount equal to one-twelfth of the Master  Servicing Fee Rate  multiplied by the
Scheduled  Principal  Balance of such  Mortgage  Loan as of the first day of the preceding Due Period.

        "Master Servicing Fee Rate":  The rate specified as such in the Trust
Agreement.

        "Maximum  Lifetime  Mortgage  Interest  Rate":  With respect to each ARM
Loan, the interest rate, if any, set forth in the related Mortgage Note as the maximum Mortgage Interest Rate thereunder.

        "Minimum  Lifetime  Mortgage  Interest  Rate":  With respect to each ARM
Loan, the interest rate, if any, set forth in the related Mortgage Note as the minimum Mortgage Interest Rate thereunder.

        "Month End Interest": With respect to any Mortgage Loan liquidated or prepaid during a Prepayment Period, the difference between the interest that would have been paid on such Mortgage Loan through the last day of the month in which such liquidation or prepayment occurred and the interest actually received by the Servicer with respect to such Mortgage Loan, in each case net of the Servicing Fee applicable thereto. No Month End Interest shall accrue with respect to a prepayment of a Mortgage Loan or to Liquidation Proceeds received on account of any Mortgage Loan during the period from the first day of a month through the last day of the Prepayment Period ending during such month.

        "Month End Interest Shortfall": The amount of Month End Interest not paid by a Servicer or the Master Servicer.

        "Monthly Payment": With respect to any Mortgage Loan and any month, the scheduled payment of principal and interest due in such month under the terms of the related Mortgage Note.

        "Monthly Statement": The statement required to be prepared and delivered to the Trustee by the Master Servicer on or before each Master Servicer
Reporting Date as described in Section 4.01 hereof.

                                       8



        "Mortgage Interest Rate": With respect to any Mortgage Loan, the annual interest rate required to be paid by the related Borrower under the terms of the related Mortgage Note.

        "Mortgage  Loan":  Any of the Single Family Loans,  Multi-Family  Loans,
Conventional Home Improvement Loans, Title I Loans, or Cooperative Loans sold by
Saxon to the  Trust  and  listed  on the  Mortgage  Loan  Schedule  to the Trust
Agreement or any Subsequent Sales Agreement and any loans substituted therefor pursuant to the terms of the Trust Agreement.

        "Mortgage Loan Schedule": The schedule(s) of the Mortgage Loans which are attached to the Trust Agreement, in the case of the Initial Mortgage Loans, and to the Subsequent Sales Agreement(s) in the case of Subsequent Mortgage
Loans,  and set forth  for each  Mortgage  Loan (i) the  Servicer  (Saxon)  Loan
Number, (ii) the Borrower's Name, (iii) the original principal balance, (iv) the Scheduled Principal Balance as of the Cut-Off Date and (v) such additional information as may be reasonably requested by the Trustee or any Certificate
Insurer.

        "Mortgage Note": The note or other evidence of indebtedness of a Borrower with respect to a Mortgage Loan.

        "Mortgaged Premises": With respect to any Mortgage Loan other than a Cooperative Loan, the real property or the leasehold interest, together with any improvements thereon, securing the indebtedness of the Borrower under such Mortgage Loan. With respect to any Cooperative Loan, the shares issued by a cooperative housing corporation that secure the indebtedness of the Borrower under such Cooperative Loan.

        "Mortgagor Bankruptcy Fund": A fund consisting of: (i) a surety bond, insurance policy, Letter of Credit, guarantee or other credit instrument, in form and substance satisfactory to each Rating Agency, issued by an insurance company, surety company, bank, trust company, savings and loan association, financial institution or other Person acceptable to each Rating Agency or (ii) cash, Permitted Investments or a Class of Certificates or portion thereof held by or on behalf of the Trust. The Mortgagor Bankruptcy Fund will not be considered an asset of the Trust or any REMIC, but shall be for the benefit of the Certificateholders. The owner of the Mortgagor Bankruptcy Fund will be identified in the Trust Agreement and, to the extent provided in the REMIC
Provisions, any amounts transferred by a REMIC to such fund shall be treated as amounts distributed by such REMIC to the owner of such fund.

        "Mortgagor Bankruptcy Losses": Losses resulting from any court ordered reduction in the valuation of the Collateral securing a Mortgage Loan or changes in the repayment terms of a Mortgage Loan in conjunction with a bankruptcy proceeding of a Borrower or otherwise.

        "Multi-Family Loan": A mortgage loan that is secured by a first, second, or more junior lien on a rental apartment building, a mixed commercial and residential use property, or a project containing five or more residential units.

        "Negative Amortization Amount": With respect to each Mortgage Loan, the excess, if any, of interest accrued at the related Mortgage Interest Rate for any month over the greater of (i) the amount of the Monthly Payment for such month and (ii) the interest received in respect of such month.

        "Net Rate": Unless otherwise provided in the Trust Agreement, with respect to each Mortgage Loan, the related Mortgage Interest Rate less the related Administrative Fee Rate.

        "New Lease": Any lease of REO Property entered into on behalf of the Trust, including any lease renewed, modified or extended on behalf of the Trust
(if the Trustee, the Master Servicer, a Servicer or an agent of the foregoing has the right to renegotiate the terms of such lease).

                                       9



        "Non-Recoverability Certificate": The meaning set forth in Section 3.04 hereof.

        "Non-Recoverable  Advance":  Any  Advance or proposed  Advance  that the
Master Servicer or the Trustee, as the case may be, has determined to be non-recoverable in accordance with Section 3.04 hereof.

        "Non-U.S. Person": A foreign person within the meaning of Treasury regulation Section 1.860G-3(a)(1) (i.e., a person other than (i) a citizen or resident of the United States, (ii) a corporation or partnership that is organized under the laws of the United States or any jurisdiction thereof or therein, or (iii) an estate or trust that is subject to United States federal income taxation regardless of the source of its income) who would be subject to United States income tax withholding pursuant to section 1441 or 1442 of the Code and the Treasury regulations thereunder on income derived from a Residual
Interest.

        "Officer":  With  respect  to  the  Trustee,  Custodian,  Paying  Agent,
Certificate  Registrar or Master Servicer,  any senior vice president,  any vice president,  any assistant vice  president,  any assistant  treasurer,  any trust
officer,  any  assistant  secretary,   or  any  other  officer  of  the  Trustee
customarily  performing  functions similar to those performed by the persons who at the  time  shall  be such  officers,  and also to  whom,  with  respect  to a particular  corporate  trust  matter,  such matter is  referred  because of such officer's knowledge of and familiarity with the particular subject. With respect to any other Person, the chairman of the board, the president,  a vice president
(however designated), the treasurer or the controller of such Person.

        "Opinion of Counsel": A written opinion of counsel, who may be counsel for Saxon or the Master Servicer, acceptable to the Trustee and the Master
Servicer. Except with the consent of each Rating Agency, no Opinion of Counsel may be delivered by in-house counsel of the entity required to deliver such opinion.

        "Pass-Through Rate": With respect to each Class of Certificates, as to each Distribution Date, the rate specified as such in the Trust Agreement.

        "Paying  Agent":  The  paying  agent  designated  in the  related  Trust
Agreement or appointed pursuant to Section 5.08 hereof.

        "Payment Adjustment Date": With respect to each ARM Loan, the date on which the related payments of principal and interest adjust in accordance with the related Mortgage Note.

        "Percentage Interest": With respect to any Certificate to which a principal balance is assigned as of the Closing Date, the portion of the Class evidenced by such Certificate, expressed as a percentage, the numerator of which is the initial Certificate Principal Balance of such Certificate and the denominator of which is the aggregate Certificate Principal Balance of all the Certificates of such Class as of the Closing Date. With respect to any Certificate to which a principal balance is not assigned as of the Closing Date, the portion of the Class evidenced by such Certificate, expressed as a percentage, as stated on the face of such Certificate.

        "Permitted Investments":  The following investments:

               (a) direct  obligations of, or obligations fully guaranteed as to
        principal   and  interest  by,  the  United  States  or  any  agency  or instrumentality  thereof,  provided such  obligations  are backed by the full faith and credit of the United States;

               (b) senior debt obligations and mortgage participation certificates of the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation;

               (c) repurchase obligations of a depository institution or trust company (acting as principal) (the collateral for which is held by a third party or the Trustee) with respect to any security described in clauses (a) or (b) above, provided that the long-term or short-term unsecured debt obligations of the party agreeing

                                       10


        to repurchase  such obligations  are at the time rated by each  Rating
        Agency in one of its two highest long-term unsecured debt rating categories and its highest short-term unsecured debt rating category;

               (d) certificates   of  deposit,   time  deposits  and  bankers'
        acceptances  of any  bank  or  trust  company  (including  the  Trustee)
        incorporated  under the laws of the United States or any state  thereof, provided that the long-term  unsecured debt  obligations of such bank or trust company at the date of acquisition thereof have been rated by each
        Rating Agency in one of its two highest long-term  unsecured debt rating categories  and the short  term  unsecured  debt  rating of such bank or trust company at the date of  acquisition  thereof by each Rating Agency is the highest short term unsecured debt rating by each Rating Agency;

               (e) any other demand, money market or time deposit or obligation, interest-bearing or other security or investment earning a return in the nature of interest that would not adversely affect the then current rating of the Certificates by any Rating Agency (without regard to the existence of any Credit Enhancement);

provided, however, that no investment described above shall constitute a Permitted Investment if such investment evidences either the right to receive
(i) only interest with respect to the obligations  underlying such instrument or
(ii) both principal and interest payments derived from obligations underlying such instrument if the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and, provided further, that no investment described above shall constitute a Permitted Investment unless such investment matures on or before the Business Day preceding the Distribution Date on which the funds invested therein are required to be distributed (or, in the case of an investment that is an obligation of the institution in which the account is maintained, on or before such Distribution Date).

        "Person": Any individual, corporation, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization, government or agency or political subdivision thereof or any other entity.

        "Plan": Any "employee benefit plan" within the meaning of Section 3(3) of ERISA, any retirement arrangement (including individual retirement accounts, individual retirement annuities and Keogh plans), and any collective investment funds, separate accounts, insurance company general accounts and similar pooled investment funds in which such plans or arrangements are invested, that are described in or subject to the Plan Asset Regulations, ERISA or corresponding provisions of the Code.

        "Plan Asset Regulations": The United States Department of Labor regulations set forth in 29 C.F.R. ss. 2510.3-101, as amended from time to time.

        "Plan Investor": Any Plan, any Person acting on behalf of a Plan or any Person using the assets of a Plan, as determined under the Plan Asset
Regulations.

        "Pooling REMIC": With respect to any Double REMIC Series, unless otherwise provided in the Trust Agreement, the REMIC consisting primarily of the Mortgage Loans and the Asset Proceeds Account.

        "Pre-Funding Account": An Eligible Account that may be established with the Paying Agent for the purpose of providing for the purchase by the Trust of Subsequent Mortgage Loans.

        "Prepayment  Period":  Unless otherwise provided in the Trust Agreement:
(i) the period from but excluding the Cut-Off Date to and including the 17th day of the month in which the first Distribution Date occurs and (ii) each period thereafter from and including the 18th day of a month to and including the 17th day of the following month.

                                       11


        "Private Certificate":  Any Certificate designated as such in the Trust
Agreement.

        "Private Subordinated Certificate": Any Certificate designated as such in the Trust Agreement.

        "Public Subordinated Certificate": Any Certificate designated as such in the Trust Agreement.

        "Purchase Price": With respect to each Mortgage Loan purchased from the Trust, an amount equal to the Unpaid Principal Balance of such Mortgage Loan, plus accrued and unpaid interest thereon at the related Mortgage Interest Rate to the last day of the month in which such purchase occurs, and, if a Servicer is the Purchaser, minus any unreimbursed Advances of principal and interest made by such Servicer on such Mortgage Loan and any outstanding Servicing Fee owed with respect to such Mortgage Loan.

        "Purchaser": The Person that purchases a Mortgage Loan from the Trust pursuant to Section 2.03 hereof.

        "Qualification Defect": With respect to a Mortgage Loan, (i) a defective document in the Trustee Mortgage Loan File, (ii) the absence of a document in the Trustee Mortgage Loan File, or (iii) the breach of any representation, warranty or covenant with respect to such Mortgage Loan made by a Seller, a Servicer or Saxon, but only if the affected Mortgage Loan would cease to qualify as a "qualified mortgage" for purposes of the REMIC Provisions. With respect to a Regular Interest or a mortgage certificate described in section 860G(a)(3) of the Code, the failure to qualify as a "qualified mortgage" for purposes of the REMIC Provisions.

        "Qualified Institutional Buyer": Any "qualified institutional buyer" as defined in clause (a)(1) of Rule 144A.

        "Qualified  Substitute  Mortgage  Loan": A mortgage loan  substituted by
Saxon or a Seller for a Deleted Mortgage Loan that must, on the date of such substitution: (i) have an Unpaid Principal Balance not greater than (and not more than $10,000 less than) the Unpaid Principal Balance of the Deleted
Mortgage Loan, (ii) have a Mortgage Interest Rate not less than (and not more than one percentage point in excess of) the Mortgage Interest Rate of the Deleted Mortgage Loan, (iii) have a Net Rate equal to the Net Rate of the
Deleted Mortgage Loan, (iv) have a remaining term to maturity not greater than (and not more than one year less than) the remaining term to maturity of the Deleted Mortgage Loan, (v) have a Loan-to-Value Ratio as of the first day of the month in which the substitution occurs equal to or less than the Loan-to-Value
Ratio of the Deleted Mortgage Loan as of such date (in each case, using the fair market value at origination and after taking into account the Monthly Payment due on such date), and (vi) comply with each applicable representation, warranty, and covenant pertaining to the Mortgage Loans set forth in the Trust
Agreement and, if a Seller is effecting the substitution, comply with each applicable representation, warranty, or covenant pertaining to the Mortgage
Loans set forth in the related Sales Agreement;  provided,  however, that no ARM
Loan may  substituted for a Deleted  Mortgage Loan unless such Deleted  Mortgage
Loan is also an ARM Loan and, in addition to meeting the conditions set forth above, the ARM Loan to be substituted, on the date of the substitution, (vii) has a Minimum Lifetime Mortgage Interest Rate that is not less than the Minimum
Lifetime  Mortgage  Interest  Rate on the Deleted  Mortgage  Loan,  (viii) has a
Maximum  Lifetime  Mortgage  Interest  Rate  that is not less  than the  Maximum
Lifetime Mortgage Interest Rate on the Deleted Mortgage Loan, (ix) provides for a lowest possible Net Rate that is not lower than the lowest possible Net Rate for the Deleted Mortgage Loan and a highest possible Net Rate that is not lower than the highest possible Net Rate for the Deleted Mortgage Loan, (x) has a Gross Margin that is not less than the Gross Margin of the Deleted Mortgage
Loan, (xi) has a Periodic Rate Cap equal to the Periodic Rate Cap on the Deleted
Mortgage Loan, (xii) has a next Interest Adjustment Date that is the same as the next Interest Adjustment Date for the Deleted Mortgage Loan or occurs not more than two months prior to the next Interest Adjustment Date for the Deleted
Mortgage Loan, (xiii) does not have a permitted increase or decrease in the Monthly Payment on each Payment Adjustment Date less than the permitted increase or decrease applicable to the Deleted Mortgage Loan, (xiv) was underwritten on the basis of credit underwriting standards at least as strict as the credit underwriting standards used with respect to the

                                       12



Deleted Mortgage Loan; and (xv) is not convertible to a fixed Mortgage Interest
Rate unless the Deleted Mortgage Loan is so convertible. If more than one mortgage loan is substituted for a Deleted Mortgage Loan, the amount described in clause (i) hereof shall be determined on the basis of aggregate Unpaid Principal Balances, the rates described in clauses (iii),
(vii), (viii), and (ix) hereof shall be determined on the basis of weighted average Mortgage Interest Rates and Net Rates, as the case may be, the term described in clause (iv) hereof shall be determined on the basis of weighted average remaining terms to maturity, provided that no Qualified
Substitute Mortgage Loan may have an original term to maturity beyond the latest original term to maturity of any Mortgage Loan transferred and assigned to the Trust on the Closing Date, the Gross Margins described in clause (x) hereof shall be determined on the basis of weighted average Gross Margins, and the Interest Adjustment Dates described in clause (xii) hereof shall be determined on the basis of weighted average Interest Adjustment Dates. In the case of a Trust for which a REMIC election has been or will be made, a Qualified
Substitute Mortgage Loan also shall satisfy the following criteria as of the date of its substitution for a Deleted Mortgage Loan: (A) the Borrower shall not be 60 or more days delinquent in payment on the Qualified Substitute Mortgage
Loan, (B) the Trustee Mortgage Loan File for such Mortgage Loan shall not contain any material deficiencies in documentation, and shall include an executed Mortgage Note and a recorded Security Instrument; (C) the Loan-to-Value
Ratio of such Mortgage Loan must be 125% or less on the date of origination of such Mortgage Loan or, if any of the terms of such Mortgage Loan were modified other than in connection with a default or imminent default on such Mortgage
Loan, on the date of such  modification;  (D) no property securing such Mortgage
Loan may be subject to foreclosure,  bankruptcy, or insolvency proceedings;  and
(E) such Mortgage Loan must be secured by a valid lien on the related  Mortgaged
Premises.

        "Rating Agency": Each nationally recognized statistical rating agency specified in the Trust Agreement that, on the Closing Date, rated one or more
Classes of Certificates at the request of Saxon.

        "Realized Interest Shortfall": With respect to any Mortgage Loan, the amount by which the interest payable thereon exceeds the net amount recovered
(including Insurance Proceeds) in liquidation thereof, after payment of expenses of liquidation and reimbursement of Advances made with respect to such Mortgage
Loan.

        "Realized Loss": With respect to any Mortgage Loan, an amount equal to the sum of (i) the amount by which the Unpaid Principal Balance thereof exceeds the net amount recovered in liquidation thereof (after payment of expenses of liquidation and reimbursement of Advances), after payment of accrued interest on such Mortgage Loan and after application of any Insurance Proceeds with respect thereto, and (ii) any other types of principal loss with respect to such Mortgage Loan, including, but not limited to, Mortgagor Bankruptcy Losses, Special Hazard Losses and Fraud Losses.

        "Record Date": Unless otherwise provided in the Trust Agreement, (i) with respect to the first Distribution Date, the Closing Date, and (ii) with respect to each Distribution Date thereafter, the last Business Day of the month preceding the month in which such Distribution Date occurs.

        "Recordation Report": A report substantially in the form of Exhibit B attached hereto provided by the Trustee (or the Custodian) pursuant to Section
2.02 identifying those Mortgage Loans for which a Security Instrument or an Assignment remains unrecorded.

        "Redeeming Purchase": The purchase of all the Regular Certificates issued by the Trust pursuant to Section 9.01 hereof.

        "Redemption Account": An escrow account maintained by the Trustee into which any Trust funds not distributed on a Distribution Date on which a Redeeming Purchase is made are deposited. The Redemption Account shall be an Eligible Account.

        "Redemption Date":  The date, if any, specified as such in the Trust
Agreement.

                                       13


        "Redemption  Price":  An amount equal to (i) the  aggregate  Certificate
Principal Balance of the Regular Certificates (and any Residual Certificates with a Certificate Principal Balance) plus accrued and unpaid interest thereon through the Accounting Date preceding the Distribution Date fixed for redemption and (ii) any unreimbursed Advances and Non-Recoverable Advances.

        "Regular  Certificate":  A  Certificate  that  represents a Regular
Interest or a  combination  of Regular Interests.

        "Regular Interest": An interest in a REMIC that is designated as a "regular interest" in such REMIC for purposes of the REMIC Provisions.

        "REMIC": With respect to a Trust, each "real estate mortgage investment conduit," within the meaning of the REMIC Provisions, relating to such Trust.

        "REMIC Provisions": The provisions of the Code relating to "real estate mortgage investment conduits," which provisions appear at sections 860A through 860G of the Code, related Code provisions, and regulations, announcements and rulings thereunder, as the foregoing may be in effect from time to time.

        "Remittance Date": Unless otherwise provided in the Trust Agreement, the 15th day of each month, or the preceding Business Day if such 15th day is not a Business Day.

        "Remittance Report": A report (either a data file or hard copy) that is prepared by the Master Servicer in accordance with Section 4.02 hereof and contains the information specified in Exhibit C attached hereto.

        "Rents From Real Property": With respect to any REO Property, gross income of the character described in section 856(d) of the Code and the Treasury regulations thereunder.

        "REO Disposition": The receipt by a Servicer of Insurance Proceeds and other payments and recoveries (including Liquidation Proceeds) which a Servicer recovers from the sale or other disposition of an REO Property.

        "REO Property": A Mortgaged Premises acquired by a Servicer on behalf of the Certificateholders through foreclosure or deed in lieu of foreclosure, as further described in Section 3.08 hereof.

        "Request for Release": A release signed by an Officer of a Servicer in the form attached to the Servicing Agreement as Form 340 of the Guide (or a similar certificate of the Master Servicer containing the same information).

        "Reserve Fund": Unless otherwise provided in the Trust Agreement, any fund in the Trust Estate other than (i) the Asset Proceeds Account or (ii) any other fund that is expressly excluded from a REMIC.

        "Residual Certificate":  A Certificate that represents a Residual
Interest.

        "Residual Interest": An interest in a REMIC that is designated as a "residual interest" in such REMIC for purposes of the REMIC Provisions.

        "Residual Transferee Agreement": An agreement substantially in the form of Exhibit G attached hereto.

        "Rule 144A": Rule 144A promulgated by the SEC, as the same may be amended from time to time.

        "Rule 144A Agreement": An agreement substantially in the form of Exhibit D attached hereto.

                                       14



        "Rule 144A Certificate":  Unless otherwise provided in the Trust
Agreement, a Private Certificate.

        "Sales Agreement":  The Sales Agreement identified in the Trust
Agreement.

        "Saxon":  Saxon Asset Securities Company, a Virginia corporation.

        "Saxon Mortgage":  Saxon Mortgage, Inc., a Virginia corporation.

        "Scheduled  Principal  Balance":  Unless otherwise provided in the Trust
Agreement,  with respect to any Mortgage  Loan as of any date of  determination, the scheduled principal balance thereof as of the Cut-Off Date, increased by the
Negative  Amortization  Amount, if any, with respect thereto, and reduced by (i)
the  principal   portion  of  all  Monthly   Payments  due  on  or  before  such
determination  date,  whether  or not  paid by the  Borrower  or  advanced  by a
Servicer,  the Master  Servicer,  the  Trustee or an  Insurer,  (ii) all amounts allocable to unscheduled  principal  payments received on or before the last day of the Prepayment Period preceding such date of determination, and (iii) without duplication,  the amount of any Realized  Loss that has occurred with respect to such Mortgage Loan.

        "SEC":  The Securities and Exchange Commission and its successors.

        "Securities Act":  The Securities Act of 1933, as amended.

        "Security Instrument": With respect to any Mortgage Loan, the mortgage, deed of trust, deed to secure debt, security deed, or other instrument creating a first, second, or more junior lien on the Collateral that secures the indebtedness of the Borrower under such Mortgage Loan.

        "Seller": With respect to each Mortgage Loan, Saxon Mortgage or any other party other than Saxon that executes a Sales Agreement applicable to such Mortgage Loan.

        "Senior Mortgage Loan": Any Mortgage Loan with respect to which the related Security Instrument constitutes a lien of first priority on the related
Collateral.

        "Senior Percentage": The percentage, if any, specified as such (and calculated as set forth) in the Trust Agreement.

        "Senior Prepayment Percentage": The percentage, if any, specified as such (and calculated as set forth) in the Trust Agreement.

        "Series": A group of Certificates issued by a trust originated by Saxon.

        "Servicer": With respect to each Mortgage Loan, the Person responsible for the servicing thereof in accordance with the Guide.

        "Servicer Compensation": The Servicing Fee and any additional compensation payable to the Servicer.

        "Servicing  Agreement":  Any  agreement  between  a  Servicer  and Saxon
Mortgage or Saxon relating to the servicing of Mortgage Loans which is in form and substance satisfactory to the Master Servicer.

        "Servicing Fee": Unless otherwise provided in the Trust Agreement, with respect to each Distribution Date and each Mortgage Loan, an amount equal to one-twelfth of the applicable Servicing Fee Rate multiplied by the Scheduled
Principal Balance of such Mortgage Loan as of the first day of the preceding Due
Period.

                                       15


        "Servicing Fee Rate":  The rate specified as such in the Trust
Agreement.

        "Single Family Loan": A mortgage loan that is secured by a first, second, or more junior lien on a oneto four-family residential property.

        "Soldiers' and Sailors' Shortfall": Interest losses on a Mortgage Loan resulting from the application of the Soldiers' and Sailors' Civil Relief Act of 1940.

        "Special Hazard Fund": A Fund consisting of: (i) a surety bond, insurance policy, Letter of Credit, guarantee or other credit instrument, in form and substance satisfactory to each Rating Agency, issued by an insurance company, surety company, bank, trust company, savings and loan association, financial institution or other Person acceptable to each Rating Agency or (ii) cash, Permitted Investments or a Class of Certificates or portion thereof held by or on behalf of the Trust. The Special Hazard Fund will not be considered an asset of the Trust or any REMIC, but shall be for the benefit of the Certificateholders. The owner of the Special Hazard Fund will be identified in the Trust Agreement and, to the extent provided in the REMIC Provisions, any amounts transferred by a REMIC to such fund shall be treated as amounts distributed by such REMIC to the owner of such fund.

        "Special  Hazard  Insurance  Policy":  An  insurance  policy  covering a
Mortgage Loan against (i) loss by reason of damage to Mortgaged Premises caused by certain hazards not covered by any Hazard Insurance and (ii) partial loss from damage to the Mortgaged Premises caused by reason of the application of the coinsurance clause contained in any Hazard Insurance policy.

        "Special Hazard Losses": Losses on Mortgage Loans arising by reason of damage to Mortgaged Premises not covered by Hazard Insurance, excluding losses caused by war, nuclear reaction, nuclear or atomic weapons, insurrection or normal wear and tear.

        "Special Tax Consent":  The written  consent of the Holder of a Residual
Certificate to any tax (or risk thereof) arising out of a proposed transaction or activity that may be imposed upon such Holder or that may affect adversely the value of such Residual Certificate.

        "Special Tax Opinion": An Opinion of Counsel that a proposed transaction or activity will not (i) affect adversely the status of any REMIC as a REMIC or of the Regular Interests as the "regular interests" therein under the REMIC
Provisions,  (ii) affect the payment of  interest  or  principal  on the Regular
Interests or (iii) result in the encumbrance of the Mortgage Loans by a tax lien.

        "Standard Terms": These Standard Terms, as amended or supplemented from time to time.

        "State":  The jurisdiction specified in the Trust Agreement.

        "Subaccount": With respect to any Double REMIC Series, each subaccount of the Distribution Account that is deemed established by the Paying Agent solely for purposes of the REMIC Provisions pursuant to Section 3.03(a) hereof.

        "Subordinated Percentage": The percentage, if any, specified as such (and calculated as set forth) in the Trust Agreement.

        "Subordinated Prepayment Percentage": The percentage, if any, specified as such (and calculated as set forth) in the Trust Agreement.

                                       16


        "Subsequent  Cut-Off Date":  The time and date specified in a Subsequent
Sales Agreement with respect to those Subsequent Mortgage Loans which are acquired by the Trust pursuant to such Subsequent Sales Agreement.

        "Subsequent  Mortgage  Loans":  Any of the Mortgage Loans listed on a
Mortgage Loan Schedule  attached to a Subsequent Sales Agreement.

        "Subsequent Sales Agreement": Each Subsequent Sales Agreement executed by the Master Servicer (on behalf of itself and the Trustee), the Seller and Saxon Mortgage by which Subsequent Mortgage Loans are sold to the Trust in the form attached to the related Trust Agreement.

        "Substitution Shortfall": The meaning set forth in Section 2.03(h) hereof.

        "TAPRI Certificate": A certificate signed by the transferor of a Residual Certificate stating whether such Certificate has "tax avoidance potential" as defined in Treasury regulations section 1.860G-3(a)(2).

        "Tax Matters Person": The Person or Persons designated from time to time hereunder to act as the "tax matters person" (within the meaning of the REMIC
Provisions) of a REMIC.

        "Terminating Purchase":  The purchase of all Mortgage Loans and each REO
Property owned by the Trust pursuant to Section 9.02 hereof.

        "Termination Account": An escrow account maintained by the Paying Agent into which any Trust funds not distributed on the Distribution Date on which the earlier of (i) a Terminating Purchase or (ii) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust or the disposition of the last REO Property remaining in the Trust is made are deposited. The
Termination Account shall be an Eligible Account.

        "Termination  Price":  The  greater of (i) 100% of the Unpaid  Principal
Balance of each Mortgage Loan remaining in the Trust on the day of a Terminating
Purchase,  plus  accrued and unpaid  interest  thereon at the  related  Mortgage
Interest Rate through the Accounting Date preceding such purchase, plus unreimbursed Advances of other than principal and interest, and the lesser of
(A) the  Unpaid  Principal  Balance  of each  Mortgage  Loan  secured  by an REO
Property remaining in the Trust, plus accrued but unpaid interest thereon at the related Mortgage Interest Rate through the Accounting Date preceding such purchase, and (B) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Master Servicer
(net of liquidation expenses to be incurred in connection with the disposition of such REO Property, estimated in good faith by the Master Servicer), and (ii) the sum of the aggregate fair market value of all the assets of the Trust (as determined by the Master Servicer based upon bids from at least three recognized broker/dealers that deal in similar assets as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to Section 9.03 hereof). The fair market value of the assets in the Trust or the appraised value of any REO
Property shall be based upon the inclusion of accrued interest through the Accounting Date preceding repurchase at the applicable Mortgage Interest Rate on the Scheduled Principal Balance of each Mortgage Loan (including any Mortgage
Loan secured by an REO Property as to which an REO Disposition has not occurred).

        "Title I Loan": A mortgage loan that is: (i) originated  under the Title
I credit insurance program created under the National Housing Act of 1934 by the Federal Housing Administration, (ii) made to finance actions or items that substantially protect or improve the basic livability or utility of a property, and (iii) secured by a lien on such property.

        "Title Insurance Policy":

        "Transferee Agreement": An agreement substantially in the form of Exhibit E attached hereto.

                                       17


        "Treasury":  The United States Treasury Department.

        "Trust":  The trust formed pursuant to the Trust Agreement.

        "Trust Agreement": The Trust Agreement among Saxon, the Master Servicer and the Trustee relating to the issuance of Certificates and into which these Standard Terms are incorporated by reference.

        "Trust Estate": The segregated pool of assets transferred and assigned and to be transferred and assigned to the Trustee for the benefit of the Certificateholders by Saxon pursuant to the conveyance clause of the Trust
Agreement.

        "Trustee": The bank or trust company identified as the Trustee in the Trust Agreement.

        "Trustee Fee": Unless otherwise provided in the Trust Agreement, with respect to each Distribution Date and each Mortgage Loan, an amount equal to one-twelfth of the Trustee Fee Rate multiplied by the Scheduled Principal
Balance of such Mortgage Loan as of the first day of the preceding Due Period.

        "Trustee Fee Rate":  The rate specified as such in the Trust Agreement.

        "Trustee Mortgage Loan File": With respect to each Cooperative Loan, the file containing the documents specified in the Trust Agreement. With respect to each Mortgage Loan that is not a Cooperative Loan, unless otherwise specified in the Trust Agreement, the file containing the following documents, together with any other Mortgage Loan Documents held by the Trustee or the Custodian with respect to such Mortgage Loan:

        (a) the original Mortgage Note, endorsed in blank or to the Trustee or the Custodian with all prior and intervening endorsements as may be necessary to show a complete chain of endorsements from the originator and any related power of attorney, surety or guaranty agreement, Note
        Assumption Rider or buydown agreement;

        (b)  the  original  recorded   Security   Instrument  with  evidence  of
        recordation noted thereon or attached thereto, together with any addenda or riders thereto,  or a copy of such recorded Security  Instrument with such  evidence of  recordation  certified  to be true and correct by the appropriate governmental recording office, or, if such original Security
        Instrument has been submitted for  recordation but has not been returned from  the  applicable  public  recording  office,  a  photocopy  of such
        Security  Instrument  certified  by an Officer of the Servicer or by the title  insurance  company  providing  title insurance in respect of such
        Security  Instrument,  the  closing/settlement  -  escrow  agent  or the closing attorney to be a true and correct copy of the original  Security
        Instrument submitted for recordation;

        (c)  each  original  recorded  intervening  assignment  of the  Security
        Instrument as may be necessary to show a complete chain of title from the originator to the related Servicer, Trustee or Custodian, as applicable, with evidence of recordation noted thereon or attached thereto, or a copy of such assignment with such evidence of recordation certified to be true and correct by the appropriate governmental recording office or, if any such Assignment has been submitted for recordation but has not been returned from the applicable public recording office or is not otherwise available, a copy of such certified by an Officer of the Servicer to be a true and correct copy of the recorded assignment or the assignment submitted for recordation;

        (d) if an assignment of the Security Instrument to the related Servicer has been recorded or sent for recordation, an original assignment of the Security Instrument from such Servicer in blank or to the Trustee or the Custodian in recordable form;

                                       18


        (e) an original Title Insurance Policy, Certificate of Title Insurance or a written commitment to issue such a Title Insurance Policy or Certificate of Title Insurance, or a copy of a Title Insurance Policy or Certificate of Title Insurance certified as true and correct by the applicable Insurer;

        (f) if  indicated  on a Schedule to the Trust  Agreement or a Subsequent
        Sales Agreement (or otherwise received by the Trustee or the Custodian),
        the  original  or  certified   copies  of  each  assumption   agreement,
        modification agreement,  written assurance or substitution agreement, if any; and

        (g) any other items required by the Rating Agencies as a condition to their provision of written confirmation that the ratings on the rated
        Certificates  will not be downgraded  (without regard to the Certificate
        Guaranty Insurance Policy).

        "UCC": The Uniform Commercial Code, as in effect in the State from time to time.

        "Unpaid Principal Balance": With respect to any Mortgage Loan, the outstanding principal balance thereof payable by the Borrower under the terms of the related Mortgage Note.

        "U.S. Person":  A Person other than a Non-U.S. Person.

        "Voting   Rights":   The  portion  of  the  voting  rights  of  all  the
Certificates that is allocated to any Certificate.  Unless otherwise provided in the  Trust  Agreement,  (i)  if  any  Class  of  Certificates  does  not  have a
Certificate  Principal Balance or has an initial  Certificate  Principal Balance that is less than or equal to 1% of the aggregate  Certificate Principal Balance of all the Certificates, then 1% of the Voting Rights shall be allocated to each
Class  of such  Certificates  and the  balance  of the  Voting  Rights  shall be allocated  among the remaining  Classes of  Certificates  in proportion to their respective Certificate Principal Balances following the most recent Distribution
Date, and (ii) if no Class of Certificates has an initial Certificate  Principal
Balance that is less than 1% of the aggregate  Certificate  Principal Balance of all the  Certificates,  then all the Voting Rights shall be allocated  among all the  Classes of  Certificates  in  proportion  to their  respective  Certificate
Principal  Balances  following the most recent  Distribution Date. Voting Rights allocated to each Class of Certificates  shall be allocated in proportion to the respective Percentage Interests of the Holders thereof.

        "Withholding Agent": The Paying Agent or any other person who is liable to withhold federal income tax from a distribution on a Residual Certificate under section 1441 or 1442 of the Code and the Treasury regulations thereunder.

Section 1.02. Section References; Calculations; Ratings

        (a) Unless otherwise  specified herein, all references in these Standard
Terms to sections shall mean sections contained in these Standard Terms.

        (b) Unless otherwise provided in the Trust Agreement, all calculations described herein shall be made on the basis of a 360-day year consisting of twelve 30-day months.

        (c) Unless otherwise provided in the Trust Agreement, all references herein to any long-term rating category of a Rating Agency shall mean such rating category without regard to any plus or minus or numerical designation.

                                       19



                                   ARTICLE II
                              MORTGAGE LOAN FILES

Section 2.01.  Mortgage Loan Files

        (a) Pursuant to the Trust Agreement, Saxon has sold to the Trustee, for the benefit of the Certificateholders without recourse all the right, title and interest of Saxon in and to the Initial Mortgage Loans, any and all rights, privileges and benefits accruing to Saxon under the Sales Agreement and Servicing Agreement with respect to the Initial Mortgage Loans (except, in the case of the Sales Agreement, any rights of Saxon to fees and indemnification by the Seller under such Agreement), including the rights and remedies with respect to the enforcement of any and all representations, warranties and covenants under such agreements, and all other agreements and assets included or to be included in the Trust for the benefit of the Certificateholders as set forth in the conveyance clause of the Trust Agreement. Such sale includes all Saxon's rights to Monthly Payments on the Initial Mortgage Loans due after the Cut-Off
Date, and all other payments of principal (and interest) made on or after the Cut-Off Date that are reflected in the initial aggregate Certificate Principal
Balance of the Certificates issued pursuant to the Trust Agreement (other than amounts deposited in a Pre-Funding Account).

        In connection with such sale, Saxon shall deliver, or cause to be delivered, to the Trustee or the Custodian on or before the Closing Date, a Trustee Mortgage Loan File with respect to each Initial Mortgage Loan. If any
Security  Instrument  or  assignment  of a Security  Instrument  to the  related
Servicer, the Trustee, or the Custodian, as applicable, or any intervening assignment is in the process of being recorded on the Closing Date, Saxon shall cause each such original recorded document, or a certified copy thereof, to be delivered to the Custodian promptly following its recordation. Saxon also shall cause to be delivered to the Custodian any other original Mortgage Loan
Documents to be included in the Trustee Mortgage Loan File if a copy thereof initially was delivered.

        Saxon has  delivered or caused to be delivered to each  Servicer,  on or before the Closing Date, a Servicer  File with respect to each Initial  Mortgage
Loan  serviced  by such  Servicer.  All  such  documents  shall  be held by such
Servicer   in  trust  for  the   benefit  of  the   Trustee  on  behalf  of  the
Certificateholders.

        (b) Pursuant to the Trust Agreement, Saxon may sell to the Trustee, for the benefit of the Certificateholders without recourse all the right, title and interest of Saxon in and to the Subsequent Mortgage Loans, any and all rights, privileges and benefits accruing to Saxon under the Subsequent Sales Agreements and the Servicing Agreement with respect to the Mortgage Loans (except, in the case of the Subsequent Sales Agreement, any rights of Saxon to fees and indemnification by the Seller under such Agreement), including the rights and remedies with respect to the enforcement of any and all representations, warranties and covenants under such agreements, and all other agreements and assets included or to be included in the Trust for the benefit of the Certificateholders as set forth in the conveyance clause of the Trust Agreement.
Any such sale shall include all Saxon's rights to Monthly Payments on the Subsequent Mortgage Loans due after the applicable Subsequent Cut-Off Date, and all other payments of principal (and interest) made on or after the applicable
Subsequent Cut-Off Date that are reflected in the purchase price therefor.

        In connection with any such sale, Saxon shall deliver, or cause to be delivered, to the Trustee or the Custodian on or before the applicable
Subsequent  Sales  Date,  a Trustee  Mortgage  Loan File  with  respect  to each
Mortgage Loan. If any Security Instrument or assignment of a Security Instrument to the related Servicer, the Trustee, or the Custodian, as applicable, or any intervening assignment is in the process of being recorded on the applicable
Subsequent Sales Date, Saxon shall cause each such original recorded document, or a certified copy thereof, to be delivered to the Custodian promptly following its recordation. Saxon also shall cause to be delivered to the Custodian any other original Mortgage Loan Documents to be included in the Trustee Mortgage
Loan File if a copy thereof initially was delivered.

                                       20


        Saxon will deliver or cause to be delivered to each Servicer, on or before the applicable Subsequent Sales Date, a Servicer File with respect to each Mortgage Loan serviced by such Servicer. All such documents shall be held by such Servicer in trust for the benefit of the Trustee on behalf of the Certificateholders.

Section 2.02.  Acceptance by the Trustee

        (a) By its execution of the Trust Agreement, each of the Trustee and the Custodian acknowledges and declares that it holds and will hold or has agreed to hold all documents delivered to it from time to time with respect to each Mortgage Loan and all assets included in the Trust Estate in trust for the exclusive use and benefit of all present and future Certificateholders. The
Trustee represents and warrants that (i) it acquired the Initial Mortgage Loans, and will acquire Subsequent Mortgage Loans, on behalf of the Trust from Saxon in good faith, for value and without actual notice or actual knowledge of any adverse claim, lien, charge, encumbrance or security interest (including, but not limited to, federal tax liens or liens arising under ERISA) (it being understood that the Trustee has not undertaken, and will not undertake, searches
(lien records or otherwise) of any public records), (ii) except as permitted in the Trust Agreement, it has not and will not, in any capacity, assert any claim or interest in the Mortgage Loans and will hold (or its agent will hold) such Mortgage Loans and the proceeds thereof in trust pursuant to the terms of the Trust Agreement and (iii) it has not encumbered or transferred its right, title or interest in the Mortgage Loans.

        (b) The  Custodian  shall  deliver to Saxon,  the Trustee and the Master
Servicer, on the Closing Date with respect to the Initial Mortgage Loans and on each Subsequent Sale Date with respect to the related Subsequent Mortgage Loans, an Initial Certification certifying that, except as specifically noted on a schedule of exceptions thereto and subject to its review as herein provided, it is in possession of a Trustee Mortgage Loan File for each such Mortgage Loan that includes each of the documents required to be included therein. Before delivering the Initial Certification, the Custodian shall have examined each Trustee Mortgage Loan File to confirm that (except as specifically noted on a schedule of exceptions thereto):

               (i) except for the endorsement required pursuant to clause (a) of the definition of Trustee  Mortgage Loan File, the Mortgage Note, on the
        face or the  reverse  side  thereof,  does not  contain  evidence of any
        unsatisfied  claims,   liens,   security   interests,   encumbrances  or
        restrictions on transfer;

               (ii) the Mortgage Note bears an endorsement (which appears to be an original) as required pursuant to clause (a) of the definition of Trustee Mortgage Loan File;

               (iii) all documents required to be contained in the Trustee Mortgage Loan File are in its possession or in the possession of a Custodian on its behalf;

               (iv) such documents have been reviewed by it, or by a Custodian on its behalf, and appear regular on their face and relate to such Mortgage Loan; and

               (v) based on its examination, or the examination by a Custodian on its behalf, and only as to the foregoing documents, the information set forth on the Mortgage Loan Schedule accurately reflects the information set forth in the Trustee Mortgage Loan File.

        It is understood that, before delivering the Initial Certification, the Custodian shall examine the Mortgage Loan Documents to confirm that:

               (A) each Mortgage Note and Security Instrument bears a signature or signatures that appear to be original and that purport to be that of the Person or Persons named as the maker and mortgagor/trustor or, if photocopies are permitted under the definition of Trustee Mortgage Loan File, that such copies bear a reproduction of such signature or signatures;

                                       21


               (B) except for the endorsement required pursuant to clause (a) of the definition of Trustee  Mortgage Loan File,  neither the Security  Instrument nor any assignment,  on the face or the reverse side thereof,  contains evidence
of  any  unsatisfied  claims,   liens,   security  interests,   encumbrances  or
restrictions on transfer;

               (C) the principal amount of the indebtedness secured by the Security Instrument is identical to the original principal amount of the Mortgage Note;

               (D) the assignment of the Security Instrument from the Seller is in the form required pursuant to clause (c) of the definition of Trustee
Mortgage Loan File and bears a signature or signatures that appear to be original and that purport to be that of the Seller and any other necessary party or, if photocopies are permitted under the definition of Trustee Mortgage Loan
File, that such copies bear a reproduction of such signature or signatures;

               (E) if intervening  assignments are to be included in the Trustee
Mortgage Loan File, each such intervening assignment bears a signature or signatures that appear to be original and that purport to be that of the Mortgagee and/or the assignee (and any other necessary party) or, if photocopies are permitted under the definition of Trustee Mortgage Loan File, that such copies bear a reproduction of such signature or signatures;

               (F) if either a Title  Insurance  Policy,  a Certificate of Title
Insurance or a written commitment to issue a Title Insurance Policy is delivered, the address of the real property set forth in such policy, report or written commitment is substantially identical to the address of the real property contained in the Security Instrument; and

               (G) if a Title Insurance Policy or Certificate of Title Insurance is delivered with respect to a Mortgage Loan, such policy or certificate: (i) is for an amount not less than the original principal amount of the related
Mortgage Note and (ii) insures (x) in the case of a Senior Mortgage Loan, that the Security Instrument constitutes a valid first lien, senior in priority to all other related deeds of trust, mortgages, deeds to secure debt, financing statements and security agreements and to any related mechanic's liens, judgment liens or writs of attachment and (y) in the case of a Junior Mortgage Loan, that the Security Instrument constitutes a valid second or more junior lien, senior in priority to any related mechanic's liens, judgment liens or writs of attachment but subordinate in priority to certain related deeds of trust, mortgages, deeds to secure debt, financing statements and security agreements with respect to the related Collateral of higher priority (or, if a written commitment to issue a Title Insurance Policy is delivered with respect to a Mortgage Loan, such written commitment obligates the insurer to issue such policy for an amount not less than the original principal amount of the related
Mortgage Note).

        (c) Prior to the first anniversary of the Closing Date, the Custodian shall deliver to Saxon and the Master Servicer a Final Certification evidencing the completeness of the Trustee Mortgage Loan File for each Mortgage Loan, with any applicable exceptions noted on such certification.

        (d) In  delivering  each  of the  certifications  required  above,  the
Custodian shall be under no duty or obligation (i) to inspect, review or examine any such  documents,  instruments,  securities or other papers to determine that they or the signatures thereon are genuine,  enforceable, or appropriate for the represented  purpose or that they have  actually  been recorded or that they are other  than what they  purport  to be on their  face or that any  document  that appears to be an original is in fact an  original or (ii) to  determine  whether any Trustee  Mortgage Loan File should include any power of attorney,  surety or
guaranty  agreement,  note  assumption  rider,  buydown  agreement,   assumption
agreement, modification agreement, written assurance or substitution agreement.

        (e) On or before the fifth Business Day of each third month, commencing the fourth month following the month in which the Closing Date occurs, the Custodian shall deliver to the Seller a Recordation Report, dated as of the first day of such month, identifying those Mortgage Loans for which it has not yet received (i) an original recorded Security Instrument or a copy thereof certified to be true and correct by the public recording office in

                                       22


possession of such Security Instrument, (ii) an original recorded assignment of the Security Instrument to the related Servicer, the Trustee or the Custodian, as applicable, and any required intervening assignments or copies thereof, in each case, certified to be a true and correct copy by the public recording office in possession of such assignment, or (iii) if an assignment of the Security Instrument to the related Servicer has been recorded or sent for recordation, an original assignment of the Security
Instrument from such Servicer in blank or to the Trustee or the Custodian in recordable form.

        (f) The Trustee may, in accordance with Section 8.11 hereof, appoint one or more Custodians to hold the Trustee Mortgage Loan Files on its behalf and to review the Trustee Mortgage Loan Files as provided in this Section 2.02. Saxon shall, upon notice of the appointment of a Custodian, deliver or cause to be delivered all documents to such Custodian that would otherwise be delivered to the Trustee. In such event, the Trustee shall obtain from each such Custodian will deliver, within the specified times, the Initial Certifications, Final
Certifications, and Recordation Reports with respect to the Mortgage Loans held and reviewed by such Custodian to Saxon and the Master Servicer in satisfaction of the Trustee's obligation to prepare such certifications and reports. The
Trustee shall notify the Custodian of any notices delivered to the Trustee with respect to the Trustee Mortgage Loan Files held by the Custodian.

Section 2.03.  Purchase or Substitution of Mortgage Loans by the Seller, a
                               Servicer or Saxon

        (a) Seller Breach. Upon discovery or notice of any defective document in a Trustee Mortgage Loan File or of any breach by a Seller of any of its representations, warranties or covenants under a Sales Agreement, which defect or breach materially and adversely affects the value of any Mortgage Loan or the interest of the Trust therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of such Mortgage Loan or the interest of the Trust therein if the Trust incurs a loss as a result of such defect or breach), the Custodian or the Trustee shall promptly notify the Master Servicer of such defect or breach and direct the Master Servicer to request that the Seller of such Mortgage Loan cure such defect or breach and, if such Seller does not cure such defect or breach in all material respects within 60 days from the date on which it is notified of such defect or breach, to enforce such Seller's obligation under the Sales Agreement to purchase such Mortgage Loan from the Trustee. In lieu of purchasing any such Mortgage Loan as provided above, if so provided in the Sales Agreement, the Seller may cause such Mortgage Loan to be removed from the Trust (in which case it shall become a Deleted Mortgage Loan) and substitute one or more Qualified
Substitute Mortgage Loans in the manner and subject to the limitations set forth in Section 2.03(h) hereof. Notwithstanding the foregoing, if such defect or breach is or results in a Qualification Defect, such cure, purchase or substitution must take place within 75 days of the Defect Discovery Date. It is understood and agreed that enforcement of the obligation of the Seller to cure, purchase or substitute for any Mortgage Loan as to which a material defect in a constituent document exists or as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such defect or breach available to the Trustee on behalf of the Certificateholders; provided, however, that such provision shall not limit the indemnification provisions of Section
8.05 hereof or of any Sales Agreement.

        (b) Servicer Breach. In addition to taking any action required pursuant to Section 7.01, upon discovery or notice of any breach by a Servicer of any representation, warranty or covenant under the Servicing Agreement which materially and adversely affects the value of any Mortgage Loan or the interest of the Trust therein (it being understood that any such breach shall be deemed to have materially and adversely affected the value of such Mortgage Loan or the interest of the Trust therein if the Trust incurs a loss as a result of such breach), the Trustee shall promptly notify the Master Servicer of such breach and direct the Master Servicer to request that the Servicer of such Mortgage
Loan cure such breach and, if such Servicer does not cure such breach in all material respects within 60 days from the date on which it is notified of such breach, to enforce the obligation of such Servicer under the Servicing Agreement to purchase such Mortgage Loan from the Trustee. Notwithstanding the foregoing, if

                                       23


such breach results in a Qualification Defect, such cure or purchase must take place within 75 days of the Defect Discovery Date.

        If a Seller has  breached a  representation  or  warranty  under a Sales
Agreement that is substantially identical to a representation or warranty breached by a Servicer, the Master Servicer shall first proceed against such Seller. If such Seller does not, within 60 days after notification of the breach, take steps to cure such breach or purchase or substitute for the Mortgage Loan, the Master Servicer shall enforce the obligation of such Servicer under the Servicing Agreement to cure such breach or purchase the Mortgage Loan from the Trust as provided in this Section 2.03(b).

        Except as specifically set forth herein, the Trustee shall have no responsibility to enforce any provision of the Sales Agreement or Servicing
Agreements assigned to it hereunder, to oversee compliance therewith, or to take notice of any breach or default thereunder. No successor servicer shall have any obligation to repurchase a Mortgage Loan except to the extent specifically set forth in the Servicing Agreement signed by such successor servicer.

        (c) Saxon Breach. Within 90 days of the earlier of discovery or receipt of notice by Saxon of the breach of any of its representations or warranties set forth in Section 2.04 hereof with respect to any Mortgage Loan, which breach materially and adversely affects the value of such Mortgage Loan or the interest of the Trust therein (it being understood that any such breach shall be deemed to have materially and adversely affected the value of such Mortgage Loan or the interest of the Trust therein if the Trust incurs a loss as a result of such breach), Saxon shall (i) cure such breach in all material respects, (ii) purchase such Mortgage Loan from the Trustee, or (iii) remove such Mortgage Loan from the Trust (in which case it shall become a Deleted Mortgage Loan) and substitute one or more Qualified Substitute Mortgage Loans in the manner and subject to the limitations set forth in Section 2.03(h) hereof. Notwithstanding the foregoing, if such breach results in a Qualification Defect, such cure, purchase or substitution must take place within 75 days of the Defect Discovery
Date.

        (d) Assignment Failure. If an Assignment of a Security Instrument to the related Servicer, the Trustee, or the Custodian, as applicable, as required pursuant to the definition of Trustee Mortgage Loan File has not been recorded within one year of the Closing Date, the Master Servicer shall enforce the related Servicer's obligation set forth in the related Servicing Agreement either to (i) purchase the related Mortgage Loan from the Trustee on behalf of the Certificateholders or (ii) if there have been no defaults in the Monthly
Payments on such Mortgage Loan, deposit an amount equal to the Purchase Price of such Mortgage Loan into an escrow account maintained by the Paying Agent (which account shall not be an asset of the Trust or any REMIC) as required by the related Servicing Agreement. Any such amounts deposited to an escrow account, plus any earnings thereon, shall (i) be released to the related Servicer upon receipt by the Trustee of satisfactory evidence that an Assignment has been recorded in the name of such Servicer, the Trustee, or the Custodian, as applicable, as required pursuant to the definition of Trustee Mortgage Loan File
(and, if the Assignment has been recorded in the name of the Servicer, satisfactory evidence that an original Assignment from such Servicer in blank or to the Trustee or the Custodian in recordable form has been deposited into the Trustee Mortgage Loan File) or (ii) be applied to purchase the related Mortgage
Loan if the Master Servicer notifies the Trustee that there has been a default thereon. Any amounts in the escrow account may be invested in Permitted
Investments at the written direction of the Master Servicer.

        (e) Converted Mortgage Loans. Upon receipt of written notice from the Servicer of the conversion of any ARM Loan to a Converted Mortgage Loan, the Master Servicer shall enforce the Servicer's obligation, if any, set forth in the Servicing Agreement or the Seller's obligation, if any, set forth in the Sales Agreement to purchase such Converted Mortgage Loan from the Trustee. If the Servicer or the Seller defaults upon its obligation to purchase any Converted Mortgage Loan, and such default remains unremedied for a period of five Business Days after written notice of such default shall have been given by the Master Servicer to the Servicer or the Seller, as applicable, then the Master Servicer shall use its best efforts to cause such Converted Mortgage Loan to be sold for settlement on the last day of any month to any Person which the Master Servicer may in its sole discretion select.

                                       24



The Master Servicer shall not cause a Converted Mortgage Loan to be sold or otherwise transferred to a Person other than the Servicer or the Seller (or any other Person who has a preexisting obligation to purchase such Mortgage Loan) unless (i) upon such sale or other transfer the Trust would receive a net amount at least equal to the Purchase Price and (ii) if the Purchase Price exceeds the Basis Limit Amount, the Master Servicer receives an Opinion of Counsel (which Opinion of Counsel will not be an expense of the Master Servicer or the Trustee) that such sale or other transfer will not result in the imposition of a "prohibited transaction" tax (as such term is defined in the Code) on the related REMIC or jeopardize its status as a REMIC. Any such Converted Mortgage Loan which is not purchased by the Servicer or the Seller and which the Master Servicer is unable to sell shall remain in the Trust.

        (f) Delinquent Mortgage Loans. Saxon may, but is not obligated to, purchase any Mortgage Loan that is delinquent in payment by 90 days or more for a price equal to the greater of the Purchase Price for such Mortgage Loan or the fair market value thereof at the time of purchase.

        (g) Purchase Price. Unless otherwise provided in the Trust Agreement, the purchase of any Mortgage Loan from the Trust pursuant to this Section 2.03 shall be effected for the related Purchase Price. If the Purchaser is a Servicer, the Purchase Price shall be deposited into its Servicer Custodial
Account. If the Purchaser is other than the Servicer, the Purchase Price shall be deposited into the Master Servicer Custodial Account. Within five Business
Days of its receipt of such funds or certification by the Master Servicer that such funds have been deposited in the appropriate Servicer Custodial Account or in the Master Servicer Custodial Account, the Trustee shall release or cause to be released to the Purchaser the related Trustee Mortgage Loan File and the related Servicer File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, in form as presented by the Purchaser and satisfactory to the Trustee, as shall be necessary to vest in the Purchaser title to any Mortgage Loan released pursuant hereto and the Trustee shall have no further responsibility with regard to such Trustee Mortgage Loan
File or Servicer File. The Master Servicer shall use its best efforts to cause the Servicer of any Deleted Mortgage Loan to release to the Purchaser the Servicer File relating thereto.

        (h) Substitution. Unless otherwise provided in the Trust Agreement, the right to substitute a Qualified Substitute Mortgage Loan for any Deleted
Mortgage Loan that is an asset of the Trust shall be limited to (i) in the case of substitutions pursuant to Section 2.03(a) or 2.03(c) hereof, the one-year period beginning on the Closing Date and (ii) in the case of any other substitution, the three-month period beginning on the Closing Date.

        As to any Deleted Mortgage Loan for which Saxon or a Seller substitutes one or more Qualified Substitute Mortgage Loans, Saxon or the Seller, as the case may be, shall effect such substitution by delivering to the Custodian for each such Qualified Substitute Mortgage Loan the related Mortgage Note, the related Security Instrument, the related Assignment(s), and such other documents and agreements, with all necessary endorsements thereon, as are required to be included in the Trustee Mortgage Loan File pursuant to Sections 1.01 and 2.01 hereof, together with a certificate of an Officer of Saxon to the effect that each such Qualified Substitute Mortgage Loan complies with the terms of the Trust Agreement and notify the Master Servicer and the Trustee in writing of such substitution. Monthly Payments due with respect to Qualified Substitute
Mortgage Loans in the month of substitution are not part of the Trust and will be retained by Saxon or the Seller, as the case may be. For the month of substitution, distributions to Certificateholders will reflect the Monthly
Payment due on such Deleted Mortgage Loan on or before the first day of the month in which the substitution occurs, and Saxon or the Seller, as the case may be, shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of the Trust Agreement and the substitution of each such Qualified
Substitute Mortgage Loan. Each Qualified Substitute Mortgage Loan shall be subject, as of the date of its substitution, to the terms of the Trust Agreement in all respects (including the representations and warranties of Saxon with respect to the Mortgage Loans set forth in the Trust Agreement). In addition, in the case of any substitution effected by a Seller, each Qualified Substitute
Mortgage Loan shall be subject, as of the date of its substitution, to the terms of the related Sales Agreement (including the representations and warranties of the Seller with respect to the

                                       25


Mortgage Loans set forth in the Sales Agreement). The Trustee shall, within five Business Days of its receipt of the documents referred to above, effect the conveyance of such Deleted Mortgage Loan to Saxon or the Seller, as the case may be, in accordance with the procedures specified above.

        For any  month  in  which  Saxon  or a  Seller  substitutes  one or more
Qualified  Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the
Master Servicer shall determine and notify the Trustee in writing of the amount, if any, by which the aggregate Unpaid Principal Balance of all such Qualified
Substitute Mortgage Loans as of the date of substitution is less than the aggregate Unpaid Principal Balance of all such Deleted Mortgage Loans (after application of Monthly Payments due in the month of substitution) (the
"Substitution Shortfall"). On the date of such substitution, Saxon or the Seller, as the case may be, shall deliver or cause to be delivered to the Paying
Agent, for deposit into the Asset Proceeds Account, an amount equal to the Substitution Shortfall.

        (i)  Determination  of  Purchase  Price.  The Master  Servicer  shall be responsible for determining the Purchase Price of any Mortgage Loan for purposes of this  Section  2.03 and,  where  appropriate,  the Basis Limit Amount for any
Converted  Mortgage Loan that is sold by the Trust, and shall at the time of any purchase or escrow of funds  pursuant to this  Section 2.03 certify such amounts to the Trustee.  If the Master  Servicer shall certify to the Trustee in writing that  there is a  miscalculation  of the  amount  to be paid to the  Trust,  the
Trustee shall, from monies in the Asset Proceeds Account, return any overpayment that the Trust  received as a result of such  miscalculation  to the  applicable
Purchaser upon the discovery of such overpayment,  and the Master Servicer shall
collect  from  the   applicable   Purchaser  for  payment  to  the  Trustee  any
underpayment that resulted from such  miscalculation  upon the discovery of such underpayment.  Recovery may be made either  directly or by set-off of all or any part of such underpayment against amounts owed by the Trust to such Purchaser.

        (j) Qualification Defect. If (i) any Person required to cure, purchase or substitute for a Mortgage Loan affected by a Qualification Defect under the terms of the Trust Agreement or a separate agreement fails to perform within the earlier of (A) 75 days of the Defect Discovery Date or (B) the time limit set forth in the Trust Agreement or such separate agreement or (ii) no Person is obligated to cure, purchase or substitute for a Mortgage Loan affected by a Qualification Defect, the Trustee shall dispose of such Mortgage Loan in such manner and for such price as the Master Servicer notifies the Trustee in writing are appropriate, provided that the removal of such Mortgage Loan occurs on or before the 90th day from the Defect Discovery Date. It is the express intent of the parties that a Mortgage Loan affected by a Qualification Defect be removed from the Trust before the 90th day from the Defect Discovery Date so that the related REMIC(s) will continue to qualify as a REMIC(s). Accordingly, the Trustee is not required to sell an affected Mortgage Loan for its fair market value nor shall the Trustee be required to make up any shortfall resulting from the sale of such Mortgage Loan. The Person failing to cure, purchase, or substitute for a Mortgage Loan as required under the terms of the Trust
Agreement shall be liable to the Trust for (i) any difference between (A) the Unpaid Principal Balance of the Mortgage Loan plus accrued and unpaid interest thereon at the related Mortgage Interest Rate to the date of disposition and (B) the net amount received by the Trustee from the disposition (after the payment of related expenses), (ii) interest on such difference at the related Mortgage
Interest Rate from the date of disposition to the date of payment and (iii) any legal and other expenses incurred by or on behalf of the Trust in seeking such payments. The Master Servicer shall pursue the legal remedies of the Trust relating to this Section 2.03(j) on the Trust's behalf, and the Trust shall reimburse the Master Servicer for any legal or other expenses of the Master
Servicer related to such pursuit not recovered from the Person that failed to cure, purchase, or substitute for a Mortgage Loan as required under the terms of the Trust Agreement.

        (k) Any Person required under this Section 2.03 to give notice or to make a request of another Person to give notice shall give such notice or make such request promptly.

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Section 2.04.  Representations and Warranties of Saxon

        Saxon hereby represents and warrants to the Trustee that as of the Closing Date or as of such other date specifically provided herein:

               (a) Saxon has been duly incorporated and is validly existing as a corporation and in good standing under the laws of the Commonwealth of Virginia with full power and authority (corporate and other) to own its properties and conduct its business as now conducted by it and to enter into and perform its obligations under the Trust Agreement, and has duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases any material properties, except where the failure so to qualify would not have a material adverse effect on Saxon;

               (b) The Trust Agreement, assuming due authorization, execution and delivery by the Trustee and the Master Servicer, constitutes a legal, valid and binding agreement of Saxon, enforceable against Saxon in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law;

               (c)  Neither  the  execution  and  delivery by Saxon of the Trust
        Agreement, nor the consummation by Saxon of the transactions therein contemplated, nor compliance by Saxon with the provisions thereof, will
        (i) conflict with or result in a breach of, or constitute a default under, any of the provisions of the articles of incorporation or by-laws of Saxon or any law, governmental rule or regulation or any judgment, decree or order binding on Saxon or any of its properties, or any of the provisions of any indenture, mortgage, deed of trust, contract or other instrument to which Saxon is a party or by which it is bound or (ii) result in the creation or imposition of any lien, charge, or encumbrance upon any of its properties pursuant to the terms of any such indenture, mortgage, deed of trust, contract or other instrument;

               (d) There are no actions, suits or proceedings against, or investigations of, Saxon pending, or, to the knowledge of Saxon, threatened, before any court, administrative agency or other tribunal
        (i) asserting the invalidity of the Trust Agreement or (ii) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by the Trust Agreement;

               (e) As of the Closing Date with respect to each Initial  Mortgage
        Loan and as of each  Subsequent  Sale Date with  respect to each related
        Subsequent Mortgage Loan:

                       (i) The  information  set forth in the  related  Mortgage
               Loan Schedule with respect to such Mortgage Loan is true and correct in all material respects at the date or dates with respect to which such information is furnished;

                       (ii) Saxon either is (i) the owner of such  Mortgage Loan
               or (ii)  the  holder  of a  first,  second,  or more  junior  (as
               applicable)   priority   perfected   security   interest  in  the
               Collateral  securing such  Mortgage Loan subject,  in the case of any Junior  Mortgage Loan, to any lien on the related  Collateral that is senior in priority to the lien  represented by such loan, and subject,  in the case of any Mortgage Loan, to any exceptions of title set forth in the title insurance  policy with respect to such loan that are generally  acceptable to home equity  mortgage lending  institutions  and such other exceptions to which similar properties commonly are subject,  provided such exceptions do not individually,  or in  the  aggregate,  materially  and  adversely affect the  benefits of the  security  intended to be provided by the related Collateral;

                                       27



                       (iii) Saxon has  acquired its  ownership  of, or security
               interest in, such Mortgage Loan in good faith without notice of any adverse claim;

                       (iv) Saxon has not assigned any interest or participation
               in such Mortgage Loan (or, if any such interest or participation has been assigned, it has been released); and

               (e) Saxon has full right to sell the Trust Estate to the Trustee.

        It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the respective Trustee
Mortgage Loan Files to the Trustee and shall inure to the benefit of the Trustee notwithstanding any restrictive or qualified endorsement or assignment. Upon the discovery by Saxon, the Master Servicer or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the interest of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice (but in no event later than two Business Days following such discovery) to the other parties to the Trust Agreement. It is understood and agreed that the obligations of Saxon set forth in Section 2.03(c) to cure, repurchase or substitute for a Mortgage Loan constitute the sole remedies available to the Certificateholders or to the Trustee on their behalf respecting a breach of the representations and warranties contained in this Section 2.04. It is further understood and agreed that Saxon shall be deemed not to have made the representations and warranties in this Section 2.04 with respect to, and to the extent of, representations and warranties made, as to the matters covered in this Section 2.04, by any Servicer in the related Servicing Agreement assigned to the Trustee or any Seller in the related Sales Agreement assigned to the Trustee.

Section 2.05.  Representations and Warranties of the Master Servicer

        The Master Servicer hereby represents and warrants to the Trustee that as of the Closing Date or as of such other date specifically provided herein:

               (a) The Master Servicer has been duly incorporated and is validly existing as a bank or a corporation and in good standing under the laws of the jurisdiction of its incorporation with full power and authority
        (corporate and other) to own its properties and conduct its business as now conducted by it and to enter into and perform its obligations under the Trust Agreement, and has duly qualified to do business and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases any material properties or conducts any material business or in which the performance of its duties under the Trust Agreement would require such qualification, except where the failure so to qualify would not have a material adverse effect on the performance of its obligations under the Trust Agreement;

               (b) The Trust Agreement,  assuming due  authorization,  execution and delivery by Saxon and the Trustee,  constitutes  a legal,  valid and binding agreement of the Master Servicer, enforceable against the Master
        Servicer  in  accordance   with  its  terms,   subject  to   bankruptcy,
        insolvency, reorganization, conservatorship, receivership, moratorium or other similar laws affecting  creditors' rights generally and to general principles of equity  regardless of whether  enforcement  is sought in a proceeding in equity or at law;

               (c) Neither the execution and delivery by the Master Servicer of the Trust Agreement, nor the consummation by the Master Servicer of the transactions therein contemplated, nor compliance by the Master Servicer with the provisions thereof, will (i) conflict with or result in a breach of, or constitute a default under, any of the provisions of the articles of association or incorporation (or corresponding charter document) or by-laws of the Master Servicer or any law, governmental rule or regulation or any judgment, decree or order binding on the Master Servicer or any of its properties, or any of the provisions of any indenture, mortgage, deed of trust, contract or other instrument to which the Master Servicer is a party or by which it is bound or (ii) result in the creation or imposition of any lien, charge or encumbrance upon any

                                       28


        of its properties pursuant to the terms of any such indenture, mortgage, deed of trust, contract or other instrument.

               (d) There are no actions, suits or proceedings against, or investigations of, the Master Servicer pending, or, to the knowledge of the Master Servicer, threatened, before any court, administrative agency or other tribunal which would prohibit the Master Servicer from entering into the Trust Agreement or performing its obligations under the Trust
        Agreement; and

               (e) If the Master Servicer is not a national banking association, the Master Servicer maintains a Master Servicer Errors and Omissions
        Policy  and a Master  Servicer  Fidelity  Bond  which  cover the  Master
        Servicer's performance under the Trust Agreement, and such policy and bond are in full force and effect.

        Upon the discovery by Saxon, the Master Servicer or the Trustee of a breach of any of the foregoing representations or warranties which materially and adversely affects the interest of the Certificateholders in any Mortgage
Loan, the party discovering such breach shall give prompt written notice (but in no event later than two Business Days following such discovery) to the other parties to the Trust Agreement.


                                  ARTICLE III
                          ADMINISTRATION OF THE TRUST

Section 3.01.  Master Servicer Custodial Account

        (a) Establishment. The Master Servicer shall establish a Master Servicer
Custodial Account into which the Master Servicer shall deposit payments, collections and Advances with respect to the Mortgage Loans until such amounts are transferred to the Asset Proceeds Account as provided herein. The Master
Servicer may elect to use a single Master Servicer Custodial Account for more than one Series of Certificates (and for more than one group of Mortgage Loans if the Mortgage Loans for a Series of Certificates are to be held in separate groups), but shall maintain separate accounting records for each Series of Certificates (and for each group of Mortgage Loans with respect to a Series of Certificates). Each Master Servicer Custodial Account shall be an Eligible
Account and shall reflect the custodial nature of the account and that all funds in such account (except interest earned thereon) are held in trust for the benefit of the Trustee. Unless otherwise provided in the Trust Agreement, the owner of the Master Servicer Custodial Account shall be the Master Servicer. To the extent provided in the REMIC Provisions or proposed temporary or final regulations, any amounts transferred by a REMIC to the Master Servicer Custodial
Account  shall be  treated as  amounts  distributed  by such REMIC to the Master
Servicer. The Master Servicer Custodial Account shall not be considered an asset of the Trust or any REMIC. The Master Servicer shall notify the Trustee of the location and account number of such Master Servicer Custodial Account and of any changes in the location or account number of such account.

        (b) Deposits. On each Remittance Date, the Servicer shall withdraw from the Servicer Custodial Account maintained by each Servicer and deposit into the Master Servicer Custodial Account an amount with respect to each Mortgage Loan serviced by such Servicer equal to the sum of the following:

               (i) all Monthly Payments received by such Servicer during the preceding Due Period, whether paid by the Borrower or advanced by such Servicer, minus the Servicing Fee due such Servicer to the extent paid by the Borrower after the payment of Month-End Interest;

               (ii) all Monthly  Payments  made by the Borrower  after their Due
        Date that were not paid or advanced pursuant to Section 3.01(b)(i) hereof;

                                       29


               (iii) all other payments (other than late charges, conversion fees and similar charges and fees retained by such Servicer pursuant to the Servicing Agreement) received by such Servicer in connection with any unscheduled principal payments or recoveries on such Mortgage Loan during the preceding Prepayment Period, including Liquidation Proceeds and Insurance Proceeds, together with any interest thereon paid by or for the account of the Borrower minus the sum of (A) expenses associated with such recovery, (B) any Advances on such Mortgage Loan paid by such Servicer and (C) the Servicing Fee allocable thereto; and

               (iv) the Purchase  Price of such  Mortgage  Loan if such Mortgage
        Loan was  purchased by the Servicer  from the Trust during the preceding
        Prepayment Period.

        (c) Withdrawals. On each Business Day, the Master Servicer may withdraw from the appropriate Master Servicer Custodial Account (to the extent the funds therein are not invested) any Non-Recoverable Advance and any Advance previously made with respect to a Mortgage Loan as to which a late payment, Liquidation
Proceeds or Insurance Proceeds have been received (but only to the extent of such late payment, Liquidation Proceeds or Insurance Proceeds).

        On or prior to each Master Servicer Remittance Date, the Master Servicer shall remit from the funds in the Master Servicer Custodial Account by wire transfer (or as otherwise instructed by the Trustee) in immediately available funds to the Asset Proceeds Account an amount with respect to each Mortgage Loan equal to the sum of the following:

               (i) all Monthly Payments received by the Master Servicer during the preceding Due Period, whether paid by the Borrower or advanced by a Servicer, the Master Servicer, the Trustee or an Insurer, minus the sum of (A) the Servicing Fees due the Servicer to the extent paid by the Borrower (net of any payments on account of Month End Interest required pursuant to Section 3.05 hereof or the Servicing Agreement) and (B) the Master Servicing Fee to the extent paid by the Borrower or advanced by the Servicer or the Master Servicer;

               (ii) all Monthly Payments made by a Borrower after their Due Date that were not paid or advanced pursuant to Section 3.01(c)(i) hereof, net of the Master Servicing Fee;

               (iii) all other  payments  received  by the  Master  Servicer  in connection with any unscheduled  principal payments or recoveries on the
        Mortgage  Loans  during  the  preceding  Prepayment  Period,   including
        Liquidation Proceeds and Insurance Proceeds,  together,  with respect to prepayments  or  Liquidation  Proceeds or  Insurance  Proceeds  received during the preceding  month,  with any interest  thereon received by the
        Master Servicer (net of the Master Servicing Fee attributable  thereto);
        and

               (iv) the Purchase Price of any Mortgage Loans purchased from the Trust during the preceding Prepayment Period, less any amounts due the Servicer or the Master Servicer on account of Advances, the Servicing
        Fee or the Master Servicing Fee attributable to such Mortgage Loans.

        (d) Investment.  The Master Servicer shall cause the funds in the Master
Servicer Custodial Account to be invested in Permitted Investments with a maturity prior to the next Master Servicer Remittance Date. If so specified in a Servicing Agreement, net investment income on the funds in the Master Servicer
Custodial  Account  shall be released to the  Servicer as a part of the Servicer
Compensation on or before each Distribution Date, unless the Trust Agreement provides that such net investment income is to be applied to the payment of Month End Interest Shortfall or other amounts due from the Master Servicer. If there is a loss on the investments in the Master Servicer Custodial Account for any month, the Master Servicer shall deposit the amount of such loss into the Master Servicer Custodial Account on or before the related Distribution Date
(and shall subsequently retain net investment income to recover such loss).

                                       30


Section 3.02.  Asset Proceeds Account

        (a) Deposits.  The Trustee shall  establish and maintain with the Paying
Agent one or more accounts (collectively, the "Asset Proceeds Account") held in trust for the benefit of the Certificateholders. Each Asset Proceeds Account shall be an Eligible Account. On each Distribution Date, the Paying Agent shall deposit into the Asset Proceeds Account the following amounts, to the extent not previously deposited therein:

               (i)     the amount to be deposited from the Master Servicer
        Custodial  Account  pursuant to Section 3.01(c);

               (ii)    Advances;

               (iii) the amount required to effect a Terminating Purchase pursuant to Section 9.02 hereof; and

               (iv)   amounts   required  to  be   deposited   from  any  Credit
        Enhancement,  Reserve Fund,  Interest Fund, or other fund as provided in the Trust Agreement.

        (b) Withdrawal. Unless otherwise provided in the Trust Agreement, on each Distribution Date, the Paying Agent shall withdraw all monies in the Asset
Proceeds Account in accordance with the amounts set forth in the statement furnished by the Master Servicer pursuant to Section 4.01 hereof in the following order of priority and for the purposes indicated:

               (i)  to  pay  itself  the  Trustee  Fee  with   respect  to  such
        Distribution  Date  (unless  the Trustee Fee is to be paid by the Master
        Servicer out of its Master Servicing Fee);

               (ii) to pay each Servicer its Servicing Fee with respect to such Distribution Date, to the extent not retained by such Servicer;

               (iii) to pay the Master Servicer the Master Servicing Fee with respect to such Distribution Date, to the extent not previously paid to the Master Servicer;

               (iv)  to  pay  each  Credit   Enhancement   provider  its  Credit
        Enhancement Fee with respect to such  Distribution Date unless provision therefore is otherwise made in the Trust Agreement;

               (v) to reimburse the Trustee, the Master Servicer and each Servicer, in that order of priority, for any Advance previously made that has been determined to be a Non-Recoverable Advance;

               (vi) to reimburse Saxon or the Master Servicer for expenses incurred by or reimbursable to it pursuant to Section 6.03;

               (vii) to refund any overpayment of the Purchase Price of a Mortgage Loan; and

               (viii)  to make the payments provided for in the Trust Agreement.

        (c) Accounting. The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any payment to and from the Asset Proceeds Account.

        (d) Investment. No later than the close of business on the day preceding the Master Servicer Remittance Date, the Master Servicer shall direct the Paying
Agent in writing (which may be in the form of standing instructions) as to the investment of funds (which funds, if received by noon, Houston time, shall be

                                       31


invested in Permitted Investments) in the Asset Proceeds Account for the period from the Master Servicer Remittance Date through the Distribution Date. Net investment income on funds in the Asset Proceeds Account shall be released to the Master Servicer as part of the Master Servicer Compensation on or before the fifth Business Day of the month following the month in which the related
Distribution Date occurs, unless the Trust Agreement provides that such net investment income is to be applied to the payment of other amounts due from the Master Servicer.

Section 3.03.  Issuing REMIC Accounts

        (a) With respect to any Double REMIC Series, the Paying Agent shall establish one or more Subaccounts of the Distribution Account. Unless otherwise provided in the Trust Agreement, the Subaccounts will be Regular Interests in the Pooling REMIC and the Paying Agent shall deposit all payments with respect to such Regular Interests into such Subaccounts.

        (b) With respect to any Double REMIC Series, the Paying Agent may establish one or more accounts into which the Paying Agent may deposit all payments on account of the Residual Interest in the Pooling REMIC and any Regular Interests in the Pooling REMIC that are not considered assets of the Issuing REMIC and from which the Paying Agent may withdraw funds to pay the Certificates that do not evidence interests in the Issuing REMIC. In lieu of establishing such accounts, the Paying Agent may pay on each Distribution Date to the Holders of the Certificates that do not evidence interests in the Issuing
REMIC the amounts that are due with respect to such Certificates. In addition, with respect to a Double REMIC Series, upon payment in full of all related
Regular Interests and all administrative costs of the related Trust and each related REMIC, any amount remaining in the Asset Proceeds Account may be distributed directly to the Holders of the Certificate representing beneficial ownership of the Residual Interest in the Pooling REMIC.

Section 3.04.  Advances by Master Servicer and Trustee

        (a) To the  extent not made by the  Servicer  of a  Mortgage  Loan,  the
Master  Servicer  shall be  obligated  to make  Advances  with  respect  to such
Mortgage Loan to the extent the Master Servicer determines,  in good faith, that such Advances will be recoverable from Insurance Proceeds,  Liquidation Proceeds or  subsequent  payments by the Borrower of such  Mortgage  Loan.  If the Master
Servicer  determines  that all, or a portion  of, any  Advance  required by this
Section 3.04 is not so recoverable,  the Master Servicer shall promptly  deliver to the  Trustee an  Officer's  certificate  setting  forth the  reasons for such
determination   and   the   amount   of   the    Non-Recoverable    Advance   (a
"Non-Recoverability Certificate"). Subject to the foregoing:

               (i) Prior to the close of business on the  Business  Day prior to
        each  Master  Servicer   Remittance  Date,  the  Master  Servicer  shall
        determine  whether and to what extent any Servicers  have failed to make any  Advances  in  respect  of  Monthly  Payments  that  were due on the previous  Due Date.  The  Master  Servicer  shall make an Advance to the
        Master  Servicer  Custodial  Account  in  the  amount,  if  any,  of the aggregate  Monthly  Payments  (less  applicable  Servicing  Fees) on the
        Mortgage  Loans  that  were  due on such Due  Date  but  which  were not received  or  advanced  by the  Servicers  and  remitted  to the  Master
        Servicer  Custodial  Account  prior to such Master  Servicer  Remittance
        Date. Each such Advance shall be remitted in immediately available funds to the  Master  Servicer  Custodial  Account  on or before  such  Master
        Servicer Remittance Date.

               (ii) To the extent not made by a Servicer, the Master Servicer shall make Advances from time to time for attorneys' fees and court costs incurred, or which reasonably can be expected to be incurred, for the foreclosure of any Mortgage Loan or for any transaction in which the Trustee is expected to receive a deed in lieu of foreclosure.

                                       32


               (iii) If any Mortgaged Premises shall be damaged or destroyed and the Servicer of the related Mortgage Loan fails to Advance the funds necessary to repair or restore the damaged or destroyed Mortgaged
        Premises, then the Master Servicer shall Advance such funds and take such other action as is necessary to repair or restore the damage or loss.

               (iv) To the extent a Servicer is required to Advance funds sufficient to pay the taxes or insurance premiums with respect to a Mortgage Loan pursuant to Section 380 of the Guide and fails to make such Advance, the Master Servicer shall Advance such funds and take such steps as are necessary to pay such taxes or insurance premiums.

               (v) If any  Servicer  fails  to  remit  to  the  Master  Servicer
        Custodial Account, on or before the Master Servicer Remittance Date, the full amount of the funds in the custody or under the control of the Servicer that the Servicer is required to remit under its Servicing
        Agreement, then the Master Servicer shall Advance and remit to the Master Servicer Custodial Account an amount equal to the required remittance on or before the Master Servicer Remittance Date for the month in which such funds were required to be remitted by the Servicer under the Servicing Agreement.

        (b) Any Advance  made by the Master  Servicer  under this  Section  3.04 which the Master Servicer shall ultimately  determine in its good faith judgment to be non-recoverable from Insurance Proceeds, Liquidation Proceeds, the related
Servicer,  or  subsequent  payments by the Borrower  shall be a  Non-Recoverable
Advance.   The  determination  by  the  Master  Servicer  that  it  has  made  a
Non-Recoverable  Advance shall be evidenced by a Non-Recoverability  Certificate of the Master  Servicer  promptly  delivered  to the Trustee  setting  forth the reasons  for  such  determination.  Following  the  Trustee's  receipt  of  such
Non-Recoverability  Certificate,  the  Master  Servicer  shall  be  entitled  to reimbursement for such Non-Recoverable Advance as provided herein.

        (c) If the Master Servicer fails to make any Advance required of it hereunder, the Trustee shall, to the maximum extent permitted by law, make such Advance in its stead, and, in such event, the Trustee shall be entitled to receive the Master Servicing Fee payable with respect to the Distribution Date related to such Master Servicer Remittance Date; provided, however, that in no event shall the Trustee, whether as Trustee, Master Servicer or Servicer, be deemed to have assumed the obligations of any Person to purchase any Mortgage
Loan from the Trust for breach of representations or warranties or as a Converted Mortgage Loan or otherwise or to make any Advances or pay Month End
Interest with respect to any Mortgage Loan except to the extent specifically provided in Sections 3.04 and 3.05 hereof. Notwithstanding the foregoing, neither the Master Servicer nor the Trustee will be obligated to make an Advance that it reasonably believes to be a Non-Recoverable Advance. The Trustee may conclusively rely for any determination to be made by it hereunder upon the determination of the Master Servicer as set forth in its Non-Recoverability
Certificate.

        (d) To the extent that any Advance has been made by the Trustee, the Trustee shall be entitled to reimbursement therefor at the times and to the same extent as either the Servicer or the Master Servicer would have been so entitled had such Person originally made such Advance, whether or not any provision of the Trust Agreement specifically references the right of the Trustee to such reimbursement. If the Trustee determines that it is prevented by law from making an Advance, the Trustee will notify the Master Servicer within one Business Day of such determination.

        (e) Notwithstanding anything herein to the contrary, no Advance shall be required to be made by the Master Servicer or the Trustee to the extent that making such Advance would result in the amount of aggregate Advances then outstanding and unreimbursed by the Master Servicer or the Trustee to exceed the Master Servicer Advance Amount.

                                       33


Section 3.05.  Month End Interest

        Unless otherwise provided in the Servicing Agreement, the Servicer shall pay and deposit into the Servicer Custodial Account, on or before each Servicer
Remittance Date, an amount equal to Month End Interest with respect to the preceding month, but only to the extent of the Servicer Fee payable with respect to the preceding month. Such payment will not be considered a Non-Recoverable
Advance. The Servicer shall not be entitled to any recovery or reimbursement of such payment from the Master Servicer, the Trustee or the Certificateholders.

Section 3.06.  Trustee to Cooperate; Release of Mortgage Files

        The  Trustee  shall,   if  requested  by  any  Servicer  with  a  rating
satisfactory  to the Trustee,  execute a power of appointment  pursuant to which the Trustee shall authorize, make, constitute and appoint designated officers of such  Servicer  with full power to execute in the name of the  Trustee  (without recourse, representation or warranty) any deed of reconveyance, any substitution of trustee  documents  or any other  document  to  release,  satisfy,  cancel or discharge  any Security  Instrument or Mortgage Loan upon its payment in full or other liquidation;  provided,  however,  that such power of appointment shall be limited to the powers listed above.  The Servicer shall promptly  forward to the
Trustee for its files copies of all documents executed pursuant to such power of appointment.

        Upon the liquidation of any Mortgage Loan, the Servicer of such Mortgage
Loan shall remit the proceeds thereof to its Servicer Custodial Account and, unless such Servicer has been given a power of appointment as provided in the proceeding paragraph, deliver to the Master Servicer a Request for Release requesting that the Trustee execute such instrument of release or satisfaction as is necessary to release the related Collateral from the lien of the Security
Instrument. Upon the Master Servicer's receipt of such Request for Release and its confirmation that all amounts required to be remitted to the appropriate
Servicer Custodial Account in connection with such liquidation have been so deposited, the Master Servicer shall deliver such Request for Release to the Trustee. The Trustee shall, within five Business Days of its receipt of such Request for Release, release, or cause the Custodian to release, the related
Trustee Mortgage Loan File to the Master Servicer or the Servicer, as requested by the Master Servicer. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Master
Servicer Custodial Account or the Asset Proceeds Account.

        From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan,  including,  but not limited to,  collection  under any Title
Insurance  Policy or Credit  Enhancement  with  respect  thereto  or to effect a partial release of any Collateral from the lien of the Security Instrument,  the
Servicer  shall deliver to the Master  Servicer a Request for Release.  Upon the
Master Servicer's  receipt of any such Request for Release,  the Master Servicer shall  promptly  forward such Request for Release to the Trustee and the Trustee shall,  within five  Business  Days of its receipt of such  Request for Release, release,  or cause the Custodian to release,  the related Trustee  Mortgage Loan
File  to the  Master  Servicer  or the  Servicer,  as  requested  by the  Master
Servicer. Any such Request for Release shall obligate the Master Servicer or the
Servicer,  as the case may be, to  return  each and  every  document  previously requested from the Trustee Mortgage Loan File to the Trustee by the twenty-first day following the release thereof, unless (i) the related Mortgage Loan has been liquidated and the Liquidation Proceeds relating to such Mortgage Loan have been deposited in the Asset  Proceeds  Account or the Servicer  Custodial  Account or
(ii) the Trustee  Mortgage Loan File or such  document has been  delivered to an attorney,  or to a public  trustee or other public  official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the
foreclosure   of  the  related   Mortgaged   Premises   either   judicially   or
non-judicially,  and  the  Master  Servicer  has  delivered  to  the  Trustee  a certificate of the Master Servicer or the Servicer certifying as to the name and address of the Person to which such Trustee  Mortgage Loan File or such document was delivered and the purpose or purposes of such  delivery.  Upon receipt of an
Officer's  certificate of the Master Servicer or the Servicer  stating that such
Mortgage Loan was liquidated and that all amounts  received or to be received in connection  with such  liquidation  which are required to be deposited  into the
Servicer Custodial Account or the Asset Proceeds

                                       34


Account have been so deposited, or that such Mortgage Loan is secured by an REO Property, the Request for Release shall be released by the Trustee to the Master Servicer or the Servicer, as appropriate.

        Upon written certification of the Master Servicer or the Servicer, the Trustee (subject to Section 8.01(e) hereof), shall execute and deliver to the Master Servicer or the Servicer, as directed by the Master Servicer, court pleadings, requests for trustee's sale or other documents necessary to a foreclosure proceeding or trustee's sale in respect of a Mortgaged Premises or to any legal action brought to obtain judgment against any Borrower on any Mortgage Note or Security Instrument or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by any Mortgage Note or Security
Instrument or otherwise available at law or in equity. Each such certification shall include a request that such pleadings, requests or other documents be executed by the Trustee and a statement as to the reason such pleadings, requests or other documents are required and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the Security Instrument, except for the termination of such a lien upon completion of the foreclosure proceeding or trustee's sale.

Section 3.07  Reports to the Trustee; Annual Compliance Statements

        The Master Servicer shall deliver to the Trustee,  on or before March 31 of each year, an Annual Compliance Statement with respect to the Trust Agreement
(if the  Master  Servicer  entered  into the Trust  Agreement  on or before  the preceding December 31), signed by an Officer of the Master Servicer,  certifying that (i) such Officer has reviewed the activities of the Master  Servicer during the preceding  calendar year or portion  thereof and its  performance  under the
Trust Agreement and (ii) to the best of such Officer's knowledge,  based on such
review,   the  Master   Servicer  has   performed   and  fulfilled  its  duties,
responsibilities  and  obligations  under the Trust  Agreement  in all  material respects  throughout  such  year,  or,  if  there  has  been  a  default  in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Officer and the nature and status thereof,  and (iii)
(A) an Officer of the Master Servicer has conducted an examination (based solely on  information  and written  reports  furnished by each  Servicer to the Master
Servicer) of the activities of each Servicer during the preceding  calendar year and the performance of such Servicer under the related Servicing Agreement,  (B)
an Officer of the Master Servicer has examined each Servicer's Fidelity Bond and
Errors  and  Omissions  Policy  and each such  bond or  policy is in effect  and conforms to the requirements of the related Servicing Agreement,  (C) the Master
Servicer  has  received  from  each  Servicer  such  Servicer's  annual  audited financial  statements and such other information as is required by the Guide and
(D) to the best of such Officer's  knowledge,  based on such  examination,  each
Servicer  has  performed  and   fulfilled  its  duties,   responsibilities   and
obligations under its Servicing  Agreement in all material  respects  throughout such year, or, if there has been a default in the  performance or fulfillment of any such duties,  responsibilities or obligations,  specifying each such default known to such  Officer  and the nature and status  thereof.  The  Trustee  shall provide copies of the Annual Compliance Statement to any Certificateholder  upon written request provided such statement is delivered, or caused to be delivered, by the Master Servicer to the Trustee.

                                       35


Section 3.08.  Title, Management and Disposition of REO Properties

        (a) If any  Mortgaged  Premises  becomes  an REO  Property,  the  Master
Servicer  shall  use its best  efforts  to cause  the  Servicer  of the  related
Mortgage Loan to manage, conserve, protect and operate such REO Property for the benefit of the Certificateholders solely for the purpose of its prompt disposition and sale. If one or more REMIC elections are made with respect to the assets of the Trust, the Master Servicer shall use its best efforts to cause the Servicer to use its best efforts to dispose of any REO Property for its fair market value within twenty-two months of its acquisition by the Trust, unless the Trustee has been granted an extension of time to dispose of such REO
Property by the Internal Revenue Service pursuant to section 856(c)(3) of the Code (an "Extension"). If the Trustee has been granted an Extension, the Master
Servicer shall continue to use its best efforts to have the Servicer sell the REO Property for its fair market value for the period ending two months prior to the time such Extension expires (the "Extended Period"). If the Servicer is unable to dispose of any REO Property within such twenty-two-month period or Extended Period, as the case may be, the Master Servicer shall use its best efforts to ensure that such REO Property is auctioned to the highest bidder within one month after the end of such twenty-two-month period or Extended
Period, as the case may be. If no REMIC election has been or is to be made with respect to the assets of the Trust, the time period for disposing of any REO
Property as specified in the preceding two sentences shall be within eleven months of its acquisition by the Trust. In the event of any such sale or auction of an REO Property, the Trustee shall, at the written request of the Master
Servicer and upon being provided with  appropriate  forms therefor,  within five
Business Days of its receipt of the proceeds of such sale or auction, release or cause to be released to the purchaser the related Trustee Mortgage Loan File and Servicer File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the purchaser title to the REO Property, and upon so doing the Trustee shall have no further responsibility with regard to such Trustee Mortgage Loan File or Servicer File. Neither the Trustee, the Master Servicer nor the Servicer, acting on behalf of the Trust, shall provide financing from the Trust to any purchaser of an REO Property.

        (b) If title to any REO Property is acquired, the deed or certificate of sale shall be issued to the Trustee for the benefit of the Certificateholders.
Each Servicer shall, in accordance with Section 3.08(a) hereof, use its reasonable efforts to sell any REO Property as expeditiously as possible, but in any event within the time period, and subject to the conditions set forth in
Section 3.08(a) hereof. Pursuant to its efforts to sell any REO Property, each Servicer shall either itself, or through an agent selected by it, protect and conserve such REO Property in the same manner and to the same extent as it customarily does in connection with its own real estate acquired through foreclosure or by deed in lieu of foreclosure, incident to its conservation and protection of the interests of the Certificateholders, and may rent such REO
Property, or any part thereof, as it deems likely to increase the net proceeds distributable to the Certificateholders, subject to the terms and conditions described in this Section 3.08.

        For the purpose of protecting the interests of the Trustee and conserving any REO Property prior to sale, the Servicer of the related Mortgage
Loan may contract with any Independent Contractor for the conservation, protection and rental of such REO Property, provided that:

               (i) the terms and conditions of any such contract may not be inconsistent herewith;

               (ii) any such contract shall require, or shall be administered to require, that the Independent Contractor (A) pay all costs and expenses incurred in connection with the operation and management of such REO
        Property, (B) hold all related revenues in a segregated account insured by the Federal Deposit Insurance Corporation and (C) remit all related revenues collected (net of such costs and expenses retained by such Independent Contractor) to the Servicer on a monthly or more frequent basis; and

               (iii) none of the provisions of this Section 3.08 relating to any
        such  contract  or  to  actions  taken  through  any  such   Independent
        Contractor  shall be deemed to relieve the Servicer of any of its duties
        and

                                       36


        obligations to the Trustee and the Certificateholders with respect to the conservation, protection and rental of such REO Property.

        A Servicer shall be entitled to enter into any agreement with any Independent Contractor performing services for it related to its duties and obligations hereunder for indemnification of the Servicer by such Independent
Contractor, and nothing in this Agreement shall be deemed to limit or modify such indemnification. A Servicer or any Independent Contractor shall be entitled to a fee, based on the prevailing market rate (and set in good faith at a reasonable level in the case of a fee payable to a Servicer), for the operation and management of any REO Property, which fee shall be an expense of the Trust payable out of the gross income on such REO Property.

        (c) A Servicer shall deposit all funds collected and received in connection with the operation of any REO Property in its Servicer Custodial
Account on or before the second Business Day following receipt of such funds.

        (d) A Servicer, upon the final disposition of any REO Property, shall be entitled to be reimbursed for any unreimbursed Advances and paid any unpaid
Servicing  Fees with respect to the related  Mortgage Loan from the  Liquidation
Proceeds received in connection with the final disposition of such REO Property;
provided, however, that any such unreimbursed Advances or unpaid Servicing Fees may be reimbursed or paid, as the case may be, out of any net rental income or other net amounts derived from such REO Property.

        (e) The final disposition of any REO Property shall be carried out by a Servicer at the fair market value of such REO Property under the circumstances existing at the time of disposition and upon such terms and conditions as such Servicer shall deem necessary or advisable and as are in accordance with accepted servicing practices and in accordance with Section 3.08(a) hereof.

        (f) A Servicer shall deposit the Liquidation Proceeds from the final disposition of any REO Property in its Servicer Custodial Account on or before the second Business Day following receipt of such Liquidation Proceeds and, subject to such withdrawals as may be permitted by Section 3.08(d) hereof, such proceeds shall be transferred to the Asset Proceeds Account pursuant to Section
3.01(c) hereof.

        (g) A Servicer shall prepare and file reports of foreclosure and abandonment in accordance with section 6050J of the Code.

        (h) Notwithstanding any other provision of this Agreement, a Servicer, acting on behalf of the Trustee, shall not rent, lease or otherwise earn income or take any action on behalf of the Trust with respect to any REO Property that might (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of section 86OG(a)(8) of the Code or (ii) result in the receipt by the REMIC of any "income from non-permitted assets" within the meaning of section 86OF(a)(2) of the Code or any "net income from foreclosure property" within the meaning of section 860G(c)(2) of the Code, both of which types of income are subject to tax under the REMIC Provisions, unless the Trustee has received an Opinion of Counsel, at the expense of the Trust (the costs of which shall be recoverable out of such Servicer's Servicer Custodial
Account), to the effect that, under the REMIC Provisions and any relevant proposed legislation, any income generated for any related REMIC by such REO
Property would not result in the imposition of a tax upon such REMIC.

        Without limiting the generality of the foregoing, neither the Trustee, the Master Servicer nor a Servicer shall knowingly:

               (i) enter into, renew or extend any New Lease with respect to any REO Property if the New Lease by its terms will give rise to any income that does not constitute Rents From Real Property;

                                       37


               (ii) permit any amount to be  received  or accrued  under any New
        Lease other than amounts that will constitute Rents From Real Property;

               (iii) authorize or permit any construction on any REO Property, other than the completion of a building or other improvement thereon and then only if more than ten percent of the construction of such building or other improvement was completed before default on the related
        Mortgage  Loan  became  imminent,  all  within  the  meaning  of section
        856(e)(4)(B) of the Code; or

               (iv)  Directly  Operate,  or allow any other  Person to  Directly
        Operate, any REO Property on any date more than 90 days after its acquisition date (unless the Person who would Directly Operate such REO
        Property is an Independent Contractor);

unless, in any such case, the Person proposing to take such action has requested and received the Opinion of Counsel described in the preceding sentence, in which case the Person may take such actions as are specified in such Opinion of Counsel.

        A Servicer shall not acquire any personal property relating to any Mortgage Loan pursuant to this Section 3.08 unless either:

               (i)  such  personal  property  is  incident  to real  property
        (within the meaning of section 856(e)(1) of the Code) so acquired by such Servicer; or

               (ii) such Servicer shall have requested and received an Opinion of Counsel, at the expense of the Trust (the costs of which shall be recoverable out of its Servicer Custodial Account), to the effect that the holding of such personal property by the related REMIC will not cause the imposition of a tax under the REMIC Provisions on any REMIC related to the Trust or cause any such REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding.

        (j) Any actions required or permitted to be taken by a Servicer under this Section 3.08 may be taken by the Master Servicer on behalf of such Servicer.

        (k) Each Servicing Agreement relating to a Trust Agreement shall provide that the related Servicer shall manage, conserve, protect and operate any REO
Property as provided in this Section 3.08, and the Master Servicer is hereby obligated to assure that each Servicer complies with the provisions of this
Section 3.08.

Section 3.09.  Amendments to Servicing Agreements; Modification of the Guide

        From time to time Saxon may, to the extent  permitted by the  applicable
Servicing Agreement, make such modifications and amendments to the Guide as Saxon deems necessary or appropriate to confirm or carry out more fully the intent and purpose of the Servicing Agreement and the duties, responsibilities and obligations to be performed by the Servicer thereunder; provided, however, that in no event shall Saxon modify or amend the Guide if such modification or amendment would have an adverse effect on the Certificateholders. Any such modification or amendment of the Guide shall be deemed to have an adverse effect on the Certificateholders if such amendment or modification either results in
(i) the downgrading of the rating assigned by any Rating Agency to the Certificates or (ii) the loss by the Trust or the assets thereof of REMIC status for federal income tax purposes. Prior to the issuance of any such modification or amendment, Saxon shall deliver to the Master Servicer and the Trustee an Officer's certificate setting forth (i) the provision that is to be modified or amended, (ii) the modification or amendment that Saxon desires to issue and
(iii) the reason or reasons for such proposed modification or amendment.

                                       38


Section 3.10.  Oversight of Servicing

        The Master Servicer shall supervise, administer, monitor and oversee the servicing of the Mortgage  Loans by each  Servicer and the  performance  by each
Servicer of all services,  duties,  responsibilities and obligations that are to be  observed  or  performed  by such  Servicer  under  its  Servicing  Agreement
(including,  but not limited to, such  Servicer's  obligation to comply with the provisions  of Section 3.08  hereof).  Without  limiting the  generality  of the foregoing, the Master Servicer, acting with the consent of Saxon but without the consent  of the  Trustee  or any  Certificateholder,  shall  have the  power and responsibility  for approving the transfer or other  assignment of any Servicing
Agreement by any Servicer.  Saxon shall provide the Master  Servicer with a copy of the  Servicing  Agreement  executed  by each  Servicer  as well as the  Guide incorporated by reference into such Servicing Agreement on or before the Closing
Date. The Master  Servicer  acknowledges  that,  prior to taking certain actions required to service the Mortgage  Loans,  the Guide  provides  that the Servicer must  notify,  consult  with,  obtain  the  consent of or  otherwise  follow the instructions of the Master Servicer. The Master Servicer is also given authority to waive  compliance  by the Servicer  with certain  provisions of the Servicing
Agreement.  In each such instance,  the Master Servicer shall promptly  instruct the Servicer or otherwise  respond to any request of the  Servicer.  In no event shall the Master  Servicer  instruct the  Servicer to take any action,  give any consent to action by the Servicer or waive  compliance  by the Servicer with any provision of the Servicing  Agreement if any resulting  action or failure to act is  inconsistent  with the  obligations  of the  Servicer  for  similarly  rated
transactions    or   would   otherwise   have   an   adverse   effect   on   the
Certificateholders. Any such action or failure to act shall be deemed to have an adverse effect on the Certificateholders if such action or failure to act either results in (i) the  downgrading  of the rating  assigned by any Rating Agency to the  Certificates  or (ii) the loss by the Trust or the assets  thereof of REMIC status for federal income tax purposes.

        The Master Servicer shall instruct each Servicer that it should not take any action to foreclose, or accept a deed in lieu of foreclosure, with respect to any Mortgage Loan if such Servicer knows, or has reason to know, that the related Mortgaged Premises are contaminated with toxic wastes or other hazardous substances.

        During the term of the Trust Agreement, the Master Servicer shall consult fully with each Servicer as may be necessary from time to time to perform and carry out the Master Servicer's obligations hereunder and receive, review and evaluate all reports, information and other data that are provided to the Master Servicer by each Servicer and otherwise exercise reasonable efforts to encourage each Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by it under its Servicing Agreement.

        For the purposes of determining  whether any  modification of a Mortgage
Loan shall be permitted by the Trustee or the Master Servicer, such modification shall be construed as a substitution of the modified Mortgage Loan for the Mortgage Loan originally assigned and transferred to the Trust. No modification shall be approved unless (i) such modification is occasioned by default or a reasonably foreseeable default or (ii) there is delivered to the Trustee an Opinion of Counsel (at the expense of the party seeking to modify the Mortgage
Loan) to the effect that such modification would not be treated as giving rise to a new debt instrument for federal income tax purposes.

        The relationship of the Master Servicer or any Servicer to the Trustee under the Trust Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer or partner.

                                       39


Section 3.11.  Credit Enhancement

        To the  extent  provided  in the Trust  Agreement,  one or more forms of
Credit    Enhancement   shall   be   maintained   for   the   benefit   of   the
Certificateholders.  The Trust Agreement shall specify with respect to each such form of Credit  Enhancement,  among other things,  the manner in which any funds relating to such Credit Enhancement are to be invested, the source and manner of payment of any Credit Enhancement Fees, the  circumstances,  if any, under which supplemental or replacement Credit Enhancement shall be obtained,  the manner in which such  Credit  Enhancement  is to be  enforced,  and  whether  such  Credit
Enhancement covers or will cover other Series of Certificates.


                                   ARTICLE IV
                   REPORTING/REMITTING TO CERTIFICATEHOLDERS

Section 4.01.  Statements to Certificateholders

        Unless otherwise provided in the Trust Agreement: (i) on or before each Master Servicer Reporting Date, the Master Servicer shall prepare and deliver to the Trustee a Monthly Statement and (ii) on the Distribution Date following each Master Servicer Reporting Date, the Trustee shall forward a copy of such Monthly
Statement by mail to each Certificateholder. Each Monthly Statement shall contain the following information:

        (a) the amount of the distribution to be made on such Distribution Date to be applied to reduce the Certificate Principal Balance of each Class of Certificates, separately identifying the amounts, if any, of any prepayments;

        (b) the amount of the distribution to be made on such Distribution Date allocable to interest with respect to each Class of Certificates, and the Pass-Through Rate applicable to each Class of Certificates;

        (c) the  amount of the  Master  Servicing  Fee to be paid to the  Master
Servicer on such Distribution Date, the amount of the Trustee Fee to be paid to the Trustee on such Distribution Date, the amount of the Servicing Fees to be paid to the Servicers on such Distribution Date, the amount of any Credit
Enhancement Fees to be paid to the providers of any related Credit Enhancement on such Distribution Date, and such other customary information as the Master
Servicer deems necessary or desirable, or which a Certificateholder reasonably requests, to enable Certificateholders to prepare their tax returns;

        (d)  the  aggregate  amount  of  outstanding  Advances,   together  with
Non-Recoverable  Advances, if any, at the close of business on such Distribution
Date;

        (e) the aggregate Scheduled Principal Balance of the Mortgage Loans as of such Distribution Date and the number of Mortgage Loans outstanding on such Distribution Date;

        (f) the number and aggregate principal balance of Mortgage Loans (i) delinquent two months (i.e., 60 to 89 days), (ii) delinquent three months (i.e., 90 days or longer) and (iii) as to which foreclosure proceedings have been commenced;

        (g) the  number  and  aggregate  Unpaid  Principal  Balance of  Mortgage
Loans that are  secured by REO Properties;

                                       40


        (h) the aggregate Certificate Principal Balance of each Class of Certificates after giving effect to the distribution to be made on such Distribution Date, separately identifying any reduction thereof on account of Realized Losses;

        (i)  the  amount  of  Realized  Losses  incurred  during  the  preceding
Prepayment Period and since the Cut-Off Date, separately identifying any Mortgagor Bankruptcy Losses, Special Hazard Losses and Fraud Losses, if such losses are separately allocated;

        (j) the amount of Month End Interest  Shortfall,  Soldiers' and Sailors'
Shortfall and Realized Interest Shortfall incurred during the preceding Due
Period;

        (k) the aggregate amount of interest remaining unpaid, if any, for each Class of Certificates (exclusive of Interest Shortfalls and Realized Interest
Shortfall allocated to such Class), after giving effect to the distribution to be made on such Distribution Date;

        (l) the aggregate  amount of payments  made,  if any,  since the Closing
Date under each form of Credit Enhancement and the amount, if any, remaining available under each form of Credit Enhancement;

        (m) the Senior Percentage and the Senior Prepayment Percentage, if any, after giving effect to the distribution to be made, and Realized Losses to be allocated, on such Distribution Date;

        (n)  the  Subordinated   Percentage  and  the  Subordinated   Prepayment
Percentage,  if any,  after giving effect to the  distribution  to be made,  and
Realized Losses to be allocated, on such Distribution Date; and

        (o) if a REMIC election has been or will be made with respect to the Trust, any reports required to be provided to Certificateholders by the REMIC
Provisions.

        In the case of information furnished pursuant to clauses (a) and (b) above, the amounts shall be expressed with respect to any Certificate as a dollar amount per $1,000 denomination; provided, however, that if any Class of Certificates does not have a Certificate Principal Balance, then the amounts shall be expressed as a dollar amount per 10% Percentage Interest.

        In  addition  to the  Monthly  Statement  specified  above,  the  Master
Servicer  shall  prepare and deliver to the Trustee  prior to each  Distribution
Date, and the Trustee shall forward to each Holder of a Residual Certificate, if any, on each  Distribution  Date, a statement setting forth the amounts actually distributed with respect to the Residual  Certificates on such Distribution Date and  the  aggregate  Certificate  Principal  Balance,  if any,  of any  Residual
Certificates  after  giving  effect  to any  distribution  to be  made  on  such
Distribution  Date,  separately   identifying  the  amount  of  Realized  Losses
allocated to such Residual Certificates for the preceding Prepayment Period.

        Within a reasonable  period of time after the end of each calendar year, the Master Servicer shall prepare,  based on information  provided by the Master
Servicer,  and  deliver a  statement  containing  the  information  set forth in clauses  (a)  through  (c)  above,  to each  Person  who at any time  during the calendar year was a  Certificateholder  that constituted a retail investor or to any other  Certificateholder  that requests such statement,  aggregated for such
calendar   year  or   portion   thereof   during   which   such   Person  was  a
Certificateholder.  Such  obligation of the Master  Servicer  shall be deemed to have been  satisfied  to the extent that  substantially  comparable  information shall be provided by the Master  Servicer  pursuant to any  requirements  of the
Code as from time to time are in effect.

        Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare and deliver to the Trustee, and the Trustee shall forward by mail to each Person who at any time during such calendar year was a Holder of a Residual Certificate, a statement containing the information provided pursuant to

                                       41


the second preceding paragraph aggregated for such calendar year. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time are in effect.

        Access to the Monthly Statements and other statements  described in this
Section 4.01 may be provided via electronic on-line reports in lieu of forwarding such statements by mail to Certificateholders provided that such electronic on-line reports satisfy the requirements of the Code as from time to time may be in effect.

Section 4.02.  Remittance Reports

        The Master Servicer shall prepare and deliver to the Trustee by mail, facsimile or electronic transfer on or before each Master Servicer Reporting
Date, the  Remittance  Report with respect to the following  Distribution  Date.
Each Remittance Report shall contain the information specified in Exhibit C attached hereto. The information in such report shall be made available by the Trustee to any Certificateholder that requests such report in writing.

        If the Master  Servicer  does not furnish the  Remittance  Report or any other  statement  or report as required  by this  Section  4.02 or Section  4.01 hereof,  or if an Officer of the  Trustee  has  actual  knowledge  that any such
Remittance Report or other statement or report is erroneous or inaccurate in any material respect, and if any such Remittance Report or other statement or report is not  furnished  or  corrected,  as the case may be,  within one  Business Day following the date it is due to be delivered, then the Trustee shall request and the Master Servicer shall furnish by electromagnetic  tape (or such other medium as the  Trustee  and the  Master  Servicer  may  agree  from  time to time)  the information necessary to enable the Trustee to prepare the Remittance Report and the other  statements  and reports as required by this  Section 4.02 and Section
4.01 hereof, and the Trustee shall thereupon prepare such report and receive the
Master  Servicing Fee for such month.  Upon  termination of the Master  Servicer pursuant to Section 7.02 hereof, the Trustee shall thereafter  undertake all the obligations  of the Master  Servicer  pursuant to this  Section 4.02 and Section
4.01 hereof and shall be entitled to the compensation  otherwise  payable to the
Master  Servicer  pursuant  hereto in  consideration  of the performance of such obligations.

        The Trustee shall be under no duty and shall have no obligation to recalculate, verify or recompute the information provided to it hereunder by the Master Servicer.

Section 4.03.  Compliance with Withholding Requirements

        Notwithstanding any other provision of the Trust Agreement,  each of the
Trustee  and  the  Paying  Agent  shall  comply  with  all  federal  withholding requirements  respecting payments to  Certificateholders of interest or original issue  discount  on the  Certificates  that  the  Trustee  or the  Paying  Agent
reasonably   believes   are   applicable   under  the  Code.   The   consent  of
Certificateholders  shall not be required  for such  withholding.  If either the
Trustee or the Paying Agent does  withhold any amount from  interest or original issue discount payments or Advances thereof to any Certificateholder pursuant to federal  withholding  requirements,  the Paying  Agent shall  indicate  with any payment to such Certificateholder the amount withheld.

Section 4.04.  Reports of Certificate Principal Balances to the Clearing Agency

        If and for so long as any Certificate is held by the Clearing Agency, on each Distribution Date, the Paying Agent shall provide a copy of the Remittance
Report prepared by the Master Servicer to The Depository Trust Company (and shall promptly thereafter confirm in writing) the following: (i) the amount to be reported pursuant to clauses (a) and (b) of the statement to be provided to Certificateholders pursuant to Section 4.01 hereof in respect of the next succeeding distribution, (ii) the Record Date for such distribution, (iii) the Distribution Date for such distribution and (iv) the aggregate Certificate
Principal Balance of each Class of Certificates to be reported pursuant to clause (h) of such statement.

                                       42


Section 4.05.  Preparation of Regulatory Reports

        (a) Subject to the provisions of subsections (b) and (c) of this Section
4.05, the Master Servicer shall prepare or cause to be prepared, on behalf of the Trust, and shall file or cause to be filed in a timely manner such supplementary and periodic information, documents and reports (collectively, "Periodic Reports") as may be required pursuant to Section 12(g) or Section
15(d) of the Exchange Act, by the rules and regulations of the SEC thereunder or as a condition to approval of any application for relief ("Application for Relief") hereinafter referred to and, in connection therewith, shall prepare such applications and requests for exemption and other relief from such provisions as it may deem appropriate. If any Periodic Report is required to be signed by Saxon or the Trustee rather than by the Master Servicer, the Master
Servicer shall be deemed to certify as to each Periodic Report delivered to Saxon or the Trustee for its review and execution that such Periodic Report conforms in all material respects to applicable reporting requirements imposed by the Exchange Act or is otherwise in form and content appropriate for filing with the SEC. Saxon or the Trustee shall execute all such Periodic Reports and Applications for Relief delivered as provided above and shall return the same to the Master Servicer for filing with the SEC and other required filing offices, if any, on behalf of the Trust or shall authorize the Master Servicer to execute any such Periodic Report or Application for Relief on the Trustee's behalf.

        (b) Within 30 days after the  beginning  of the first fiscal year of the
Trust during  which the  obligation  to file  Periodic  Reports  pursuant to the
Exchange Act shall have been suspended,  the Master  Servicer shall prepare,  or cause to be prepared, a notice on SEC Form 15 ("Form 15") and shall forward such notice to the Trustee for  execution.  The Trustee  shall  execute  each Form 15 delivered as provided above and shall return the same to the Master Servicer for filing  with  the SEC on  behalf  of the  Trust or shall  authorize  the  Master
Servicer to execute such Form 15 on the  Trustee's  behalf;  provided,  however, that the Master  Servicer shall be under no obligation to prepare such notice if the number of  Certificateholders  exceeds 300. The Certificate  Registrar shall
notify   the   Master   Servicer   in  a  timely   manner   if  the   number  of
Certificateholders  at any one time exceeds 300. The Master  Servicer shall file any Form 15 with the SEC in accordance  with the  provisions of Rule 15d-6 under the Exchange Act.

        (c) Notwithstanding any other provision of this Agreement, none of the Master Servicer, the Certificate Registrar, the Paying Agent, or the Trustee has assumed, and shall not by its performance hereunder be deemed to have assumed, any of the duties or obligations of Saxon or any other Person with respect to
(i) the registration of the Certificates pursuant to the Securities Act, (ii) the issuance or sale of the Certificates or (iii) compliance with the provisions of the Securities Act, the Exchange Act or any applicable federal or state securities or other laws, including, but not limited to, any requirement to update the registration statement or prospectus relating to the Certificates in order to render the same not materially misleading to investors.

        (d) In connection with the Master Servicer's preparation of any Form 15 or any Periodic Report, the Certificate Registrar shall provide the Master
Servicer with such information as the Master Servicer may reasonably request concerning the number and identity of the Holders appearing on the Certificate
Register, but the Certificate Registrar shall have no duty or obligation to provide information which does not appear on the Certificate Register, including any information concerning the ownership of Persons for whom a nominee is the Certificateholder of record.

                                       43


                                   ARTICLE V
                   THE POOLING INTERESTS AND THE CERTIFICATES

Section 5.01.  Pooling REMIC Interests

        If an election has been made to treat  certain  assets of the Trust as a
Pooling  REMIC,  the Trust  Agreement  will set  forth the terms of the  Regular
Interests  and the  Residual  Interest of the Pooling  REMIC.  Unless  otherwise provided  in the  Trust  Agreement,  (i) the  Subaccounts  will  be the  Regular
Interests  in  the  Pooling  REMIC  but  will  not   constitute   securities  or
certificates  of interest in the Trust and (ii) the Trustee will be the owner of the  Subaccounts,  which  may not be  transferred  to any  person  other  than a successor  trustee  appointed  pursuant to Section 8.07 hereof  unless the party desiring the transfer obtains a Special Tax Opinion.

Section 5.02.  The Certificates

        The  Certificates  shall  be  designated  in the  Trust  Agreement.  The
Certificates in the aggregate will represent the entire beneficial ownership interest in the Trust Estate. On the Closing Date, the aggregate Certificate
Principal  Balance of the Certificates  will be equal to or less than the sum of
(i) the aggregate Scheduled Principal Balance of the Initial Mortgage Loans as of the Cut-Off Date and (ii) the amount in the Pre-Funded Account. The
Certificates  will be substantially in the forms annexed to the Trust Agreement.
Unless otherwise provided in the Trust Agreement, the Certificates of each Class will be issuable in registered form, in denominations or authorized Percentage
Interests as described in the definition thereof. Each Certificate will share ratably in all rights of the related Class.

        Upon original issue, the Certificates shall be executed and delivered by the Trustee and the Trustee shall cause the  Certificates to be authenticated by the  Certificate  Registrar  to or upon the order of Saxon  upon  receipt by the
Trustee of the  documents  specified in Section 2.01  hereof.  The  Certificates shall be executed and attested by manual or facsimile signature on behalf of the
Trustee by an authorized Officer.  Certificates  bearing the manual or facsimile signatures  of  individuals  who  were at any time the  proper  Officers  of the
Trustee shall bind the Trustee,  notwithstanding that such individuals or any of them have ceased to hold such  offices  prior to the  execution  and delivery of such Certificates or did not hold such offices at the date of such Certificates.
The  Certificate  shall  be  authenticated  by a  manual  signature  of  a  duly authorized  signatory of the  Certificate  Registrar.  No  Certificate  shall be entitled to any benefit  under the Trust  Agreement  or be valid for any purpose unless  there  appears  on such  Certificate  a  certificate  of  authentication substantially  in the form  provided  in the  Trust  Agreement  executed  by the
Certificate   Registrar   by  manual   signature,   and  such   certificate   of
authentication  shall be conclusive evidence,  and the only evidence,  that such
Certificate has been duly authenticated and delivered under the Trust Agreement.
All Certificates shall be dated the date of their execution.

                                       44


Section 5.03.  Book-Entry Certificates

        (a) The Book-Entry Certificates shall be represented initially by one or more certificates registered in the name designated by the Clearing Agency.
Saxon, the Master Servicer the Certificate  Registrar,  the Paying Agent and the
Trustee may for all intents and purposes (including the making of payments on the Book-Entry Certificates) deal with the Clearing Agency as the authorized representative of the Beneficial Owners of the Book-Entry Certificates for as long as such Certificates are registered in the name of the Clearing Agency. The rights of Beneficial Owners of the Book-Entry Certificates shall be limited to those established by law and agreements between such Beneficial Owners and the Clearing Agency and Clearing Agency Participants. The Beneficial Owners of the
Book-Entry Certificates shall not be entitled to certificates for the Book-Entry
Certificates as to which they are the Beneficial Owners, except as provided in subsection (c) below. Requests and directions from, and votes of, the Clearing
Agency, as Certificateholder, shall not be deemed to be inconsistent if they are made with respect to different Beneficial Owners. A Book-Entry Certificate may not be transferred by the Clearing Agency without the consent of Saxon, the Master Servicer and the Trustee except to another Clearing Agency that agrees to hold such Book-Entry Certificate for the account of the respective Clearing
Agency Participants and Beneficial Owners.

        (b) Neither Saxon, the Master Servicer, the Certificate  Registrar,  the
Paying  Agent nor the  Trustee  shall have any  liability  for any aspect of the records  relating  to or payment  made on account  of  Beneficial  Owners of the
Book-Entry   Certificates  held  by  the  Clearing  Agency,  for  monitoring  or restricting any transfer of beneficial ownership in a Book-Entry  Certificate or
for  maintaining,   supervising  or  reviewing  any  records  relating  to  such
Beneficial Owners.

        (c) The  Book-Entry  Certificates  shall be issued in fully  registered, certificated  form to  Beneficial  Owners of  Book-Entry  Certificates  or their nominees,  rather than to the Clearing Agency or its nominee,  only if (i) Saxon advises the Trustee in writing that the Clearing  Agency is no longer willing or able to discharge  properly its  responsibilities  as depository with respect to the Book-Entry Certificates, and Saxon is unable to locate a qualified successor within 30 days, or (ii) Saxon, at its option, elects to terminate the book-entry system operating through the Clearing Agency. Upon the occurrence of either such event,  the  Trustee  shall  notify  the  Clearing  Agency  and the  Certificate
Registrar,  which in turn  shall  notify  all  Beneficial  Owners of  Book-Entry
Certificates  through  Clearing  Agency  Participants,  of the  availability  of certificated  Certificates.  Upon  surrender  by  the  Clearing  Agency  of  the
certificates   representing   the   Book-Entry   Certificates   and  receipt  of
instructions for  re-registration,  the Certificate  Registrar shall reissue the
Book-Entry  Certificates as certificated  Certificates to the Beneficial  Owners identified in writing by the Clearing  Agency.  Such  certificated  Certificates shall not constitute  Book-Entry  Certificates.  All reasonable costs associated with the preparation and delivery of certificated Certificates shall be borne by
Saxon.

Section 5.04.  Registration of Transfer and Exchange of Certificates

        The Certificate  Registrar shall cause to be kept at the Corporate Trust
Office of the Certificate Registrar a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as provided in the Trust Agreement. The Certificate Registrar designated in the related Trust Agreement shall initially serve as Certificate
Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as provided in the Trust Agreement. Upon any resignation of any Certificate Registrar, the Trustee shall promptly appoint a successor or, in the absence of such appointment, shall assume the duties of Certificate Registrar. The Trustee shall have no liability or responsibility for any act or omission to act of any Certificate Registrar (unless the Trustee is then serving as such Certificate Registrar) appointed pursuant to the terms of the related Trust Agreement. The Certificate Registrar shall be entitled to the same rights, privileges and immunities accorded the Trustee pursuant to Article
VIII hereof.

                                       45


        Subject to Section 5.05 hereof, upon surrender for registration of transfer of any Certificate at the Corporate Trust Office of the Certificate
Registrar or at any other office or agency of the Certificate Registrar maintained for such purpose, the Trustee shall execute and the Certificate
Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class of a like aggregate Percentage Interest.

        At the option of the Certificateholders, each Certificate may be exchanged for other Certificates of the same Class with the same and authorized denominations and a like aggregate Percentage Interest upon surrender of such Certificate to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute and cause the Certificate Registrar to authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every
Certificate presented or surrendered for transfer or exchange shall (if so required by the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in a form satisfactory to the Certificate
Registrar duly executed by, the Holder of such Certificate or his attorney duly authorized in writing.

        No service charge to the Certificateholders shall be made for any transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

        All  Certificates   surrendered  for  transfer  and  exchange  shall  be
destroyed by the Certificate Registrar.

        The Certificate Registrar shall provide notice to the Trustee of each transfer of a Certificate and shall provide the Trustee and the Master Servicer with an updated copy of the Certificate Register on January 1 and July 1 of each year. If the Trustee shall not at any time be acting as the Certificate
Registrar, the Trustee shall have the right to inspect such Certificate Register at all reasonable times and to rely conclusively upon a certificate of the Certificate Registrar as to the names and addresses of the Certificateholders and the Percentage Interests held by each.

                                       46


Section 5.05.  Restrictions on Transfers

        (a) Securities Law  Compliance.  No transfer of any Private  Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act and effective  registration or  qualification under  applicable  state  securities laws, or is made in a transaction that does not  require  such  registration  or  qualification.  Any  Holder  of a  Private
Certificate  shall,  and,  by  acceptance  of such  Certificate,  does agree to, indemnify Saxon, the Trustee, the Certificate  Registrar and the Master Servicer
against any  liability  that may result if any transfer of such  Certificate  by such Holder is not exempt from  registration  under the  Securities  Act and all applicable  state securities laws or is not made in accordance with such federal and state laws.  Neither Saxon, the Trustee,  the Certificate  Registrar nor the
Master  Servicer is  obligated  to  register or qualify any Private  Certificate under the Securities  Act or any other  securities law or to take any action not otherwise  required  under the Trust  Agreement  to permit the  transfer of such
Certificate   without  such  registration  or  qualification.   The  Certificate
Registrar shall not register any transfer of a Private Certificate (other than a
Residual  Certificate) unless and until the prospective  transferee provides the
Certificate  Registrar with a Transferee  Agreement or, if the Certificate to be transferred  is a Rule 144A  Certificate,  a Rule 144A  Agreement  certifying to facts which,  if true,  would mean that the proposed  transferee  is a Qualified
Institutional  Buyer, and unless and until the transfer  otherwise complies with the  provisions of this Section 5.05. If a proposed  transfer does not involve a
Rule 144A  Certificate  or the  transferee of a Rule 144A  Certificate  does not certify to facts which,  if true,  would mean that the proposed  transferee is a
Qualified  Institutional Buyer, the Certificate Registrar shall require that the transferor and the proposed  transferee  certify as to the factual basis for the registration  exemption(s) relied upon, and if the transfer is made within three years of the acquisition of such  Certificate by a  non-Affiliate  of Saxon from
Saxon or an Affiliate of Saxon, the Master Servicer or the Certificate Registrar
also may require an Opinion of Counsel  that such  transfer  may be made without registration  or  qualification  under the Securities  Act and applicable  state securities  laws,  which Opinion of Counsel shall not be obtained at the expense of Saxon, the Certificate Registrar or the Master Servicer.  Notwithstanding the
foregoing,  no Rule 144A Agreement,  Transferee  Agreement or Opinion of Counsel
shall be  required  in  connection  with the  initial  transfer  of the  Private
Certificates  and no Opinion of Counsel shall be required in connection with the transfer of the Private  Certificates  by a broker or dealer,  if such broker or dealer was the initial transferee.

        Saxon shall provide to any Holder of a Rule 144A Certificate and any prospective transferee designated by such Holder information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule
144A(d)(4) for transfer of any such Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule
144A.

        (b)    Regular Certificates.

               (i) Public Subordinated Certificates. No Regular Certificate that
        is  a  Public  Subordinated   Certificate  shall  be  transferred  to  a
        transferee  that  acknowledges  that it is a Plan  Investor  unless such transferee  provides the  Certificate  Registrar and the Master Servicer with a Benefit Plan Opinion.  The  transferee  of a Public  Subordinated
        Certificate  that does not provide  the  Certificate  Registrar  and the
        Master Servicer with a Benefit Plan Opinion will be deemed, by virtue of its acquisition of such Certificate,  to have represented that it is not a Plan Investor.

               (ii) Private Subordinated Certificates. No Regular Certificate that is a Private Subordinated Certificate shall be transferred unless the prospective transferee provides the Certificate Registrar and the Master Servicer with a properly completed Benefit Plan Affidavit, together with a Benefit Plan Opinion if required in order to comply with such Benefit Plan Affidavit.

                                       47


        (c) Residual Certificates. No Residual Certificate (including any beneficial interest therein) may be transferred to a Disqualified Organization.
In addition, no Residual Certificate (including any beneficial interest therein) may be transferred unless (i) the proposed transferee provides the Certificate
Registrar and the Master Servicer with (A) a Residual Transferee Agreement, (B) a Benefit Plan Affidavit, (C) a Disqualified Organization Affidavit and (D) if the proposed transferee is a Non-U.S. Person, a TAPRI Certificate, and (ii) the interest transferred involves the entire interest in a Residual Certificate or an undivided interest therein (unless the transferor or the transferee provides the Master Servicer and the Certificate Registrar with an Opinion of Counsel
(which  shall  not be an  expense  of the  Master  Servicer  or the  Certificate
Registrar) that the transfer will not jeopardize the REMIC status of any related
REMIC). Furthermore, if a proposed transfer involves a Private Certificate, (i) the Certificate Registrar shall require that the transferor and the transferee certify as to the factual basis for the registration exemption(s) relied upon and (ii) if the transfer is made within three years from the acquisition of the Certificate by a non-Affiliate of Saxon from Saxon or an Affiliate of Saxon, the Certificate Registrar also may require an Opinion of Counsel that such transfer may be made without registration or qualification under the Securities Act and applicable state securities laws, which Opinion of Counsel shall not be obtained at the expense of the Certificate Registrar or the Master Servicer. In any event, the Certificate Registrar shall not effect any transfer of a Residual
Certificate  except upon  notification of such transfer to the Master  Servicer.
Notwithstanding the foregoing, no Opinion of Counsel shall be required in connection with the initial transfer of the Residual Certificates or their transfer by a broker or dealer, if such broker or dealer was the initial transferee.

        Upon notice to the Trustee that any legal or beneficial  interest in any
portion  of  the  Residual  Certificates  has  been  transferred,   directly  or
indirectly,  to a  Disqualified  Organization  or an agent thereof  (including a broker,  nominee or middleman) in contravention  of the foregoing  restrictions,
(i)  such  transferee  shall be  deemed  to hold the  Residual  Certificates  in
constructive   trust  for  the  last  transferor  who  was  not  a  Disqualified
Organization or an agent thereof,  and such transferor  shall be restored as the owner of such Residual  Certificates as completely as if such transfer had never occurred;  provided,  however,  that the Trustee  may,  but is not  required to, recover any  distributions  made to such transferee with respect to the Residual
Certificates  and return such  recovery to the  transferor,  and (ii) the Master
Servicer agrees to furnish to the Internal Revenue Service and to any transferor of the Residual  Certificates  or any such agent  (within 60 days of the request therefor by the  transferor or such agent) such  information as may be necessary for the  computation of the tax imposed under section 860E(e) of the Code and as otherwise  may be  required  by the Code,  including,  but not  limited  to, the present value of the total  anticipated  excess  inclusions  with respect to the
Residual  Certificates (or portion thereof) for periods after such transfer.  At the election of the Master  Servicer,  the cost of computing and furnishing such information  may be charged to the  transferor  or the agent  referred to above;
provided,  however,  that the Master  Servicer shall in no event be excused from furnishing such information.

        If a tax or a reporting cost is borne by a REMIC as a result of the transfer of a Residual Certificate (or any beneficial interest therein) in violation of the restrictions set forth in this Section 5.05, the transferor shall pay such tax or cost and, if such tax or cost is not so paid, the Paying
Agent, upon notification from the Master Servicer, shall pay such tax or cost with amounts that otherwise would have been paid to the transferee of the Residual Certificate (or the beneficial interest therein). In that event, neither the transferee nor the transferor shall have any right to seek repayment of such amounts from Saxon, the Trustee, any REMIC, the Master Servicer, the Certificate Registrar, the Paying Agent or the other Holders of any of the Certificates, and none of such parties shall have any liability for payment of any such tax or reporting cost.

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Section 5.06.  Mutilated, Destroyed, Lost or Stolen Certificates

        If (i) any mutilated Certificate is surrendered to the Trustee or the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to its respective satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee or the Certificate
Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of actual knowledge by the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same Class and of like tenor and Percentage Interest. Upon the issuance of any new Certificate under this Section 5.06, the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Certificate Registrar) connected therewith. Any replacement Certificate issued pursuant to this Section 5.06 shall constitute complete and indefeasible evidence of ownership in the Trust as if originally issued, whether or not the destroyed, lost or stolen Certificate shall be found at any time.

Section 5.07.  Persons Deemed Owners

        Prior to due presentation of a Certificate for registration of transfer, the Master Servicer, the Trustee, the Paying Agent, the Certificate Registrar and any agent of either of them may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions and for all other purposes whatsoever, and neither the Master Servicer, the Trustee, the Certificate Registrar, the Paying Agent nor any agent of either of them shall be affected by notice to the contrary.

Section 5.08.  Paying Agent

        Any Paying Agent designated in the related Trust Agreement shall make distributions to Certificateholders. Upon any resignation of any Paying Agent, the Trustee shall promptly appoint a successor or, in the absence of such appointment, shall assume the duties of Paying Agent. No such resignation shall be effective until the acceptance of appointment by the successor Paying Agent.
The Trustee shall have no liability or responsibility for any act or omission to act of any Paying Agent appointed (unless the Trustee is then servicing as such Paying Agent) pursuant to the terms of the related Trust Agreement. Any such Paying Agent will hold all sums held by it for the payment to Certificateholders in an Eligible Account in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to the Certificateholders. Any
Paying Agent shall be entitled to the same rights, privileges and immunities accorded the Trustee pursuant to Article VIII hereof.


                                   ARTICLE VI
                         SAXON AND THE MASTER SERVICER

Section 6.01  Liability of, and Indemnification by, Saxon and the Master
              Servicer

        Saxon and the Master Servicer shall each be liable in accordance herewith only to the extent of the respective obligations specifically imposed by the Trust Agreement and undertaken by Saxon and the Master Servicer under the Trust Agreement.

        The Master Servicer shall indemnify and hold harmless the Trustee and Saxon and any director, officer, employee or agent thereof against any loss, liability or expense, including reasonable attorney's fees, arising out of or in connection with or incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties of the Master Servicer under the Trust
Agreement or by reason of reckless disregard of its obligations and duties under the Trust Agreement. Any payment pursuant to this Section 6.01 made by the Master Servicer to

                                       49


Saxon or the Trustee shall be from such entity's own funds, without reimbursement therefor. The provisions of this Section 6.01 shall survive the resignation or removal of the Master Servicer and the termination of the Trust Agreement.

        Saxon shall indemnify and hold harmless the Master Servicer and any director, officer, employee or agent thereof against any loss, liability or expense, including reasonable attorney's fees, incurred in connection with or arising out of or in connection with the Trust Agreement (other than a loss, liability or expense subject to indemnification by the Master Servicer pursuant to the preceding paragraph), any custodial agreement or the Certificates, including, but not limited to, any such loss, liability or expense incurred in connection with any legal action against the Master Servicer or any director, officer, employee or agent thereof, or the performance of any of the Master
Servicer's duties under the Trust Agreement other than any loss, liability or expense incurred by reason of the Master Servicer's willful misfeasance, bad faith or negligence in the performance of its duties under the Trust Agreement or by reason of its reckless disregard of its obligations and duties under the Trust Agreement. The provisions of this Section 6.01 shall survive the resignation or removal of the Master Servicer and the termination of the Trust
Agreement.

Section 6.02.  Merger or Consolidation of Saxon or the Master Servicer

        Subject to the following paragraph, Saxon and the Master Servicer each will keep in full effect its existence, rights and franchises under the laws of the jurisdiction of its organization, and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Trust
Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under the Trust Agreement.

        Saxon or the Master Servicer may be merged or consolidated with or into any Person, or transfer all or substantially all their respective assets to any Person, in which case any Person resulting from any merger or consolidation to which Saxon or the Master Servicer shall be a party, or any Person succeeding to the business of Saxon or the Master Servicer, shall be the successor of Saxon or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties to the Trust Agreement, anything herein to the contrary notwithstanding.


Section 6.03.  Limitation on Liability of Saxon, the Master Servicer and Others

        Neither Saxon, the Master Servicer nor any of the directors, officers, employees or agents of Saxon or the Master Servicer shall be under any liability to the Trust or the Certificateholders, and all such Persons shall be held harmless for any action taken or for refraining from the taking of any action in good faith pursuant to the Trust Agreement, or for errors in judgment; provided, however, that this provision shall not protect any such Person against any breach of warranties or representations made herein or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under the Trust Agreement. Saxon, the Master Servicer and any of the directors, officers, employees or agents of Saxon or the Master
Servicer may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder. Neither Saxon nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under the Trust Agreement and in its opinion does not involve it in any expense or liability, except as provided in Section 10.01(b) hereof; provided, however, that Saxon or the Master Servicer may in its discretion undertake any such action that it deems necessary or desirable with respect to the Trust Agreement and the rights and duties of the parties thereto and the interests of the Certificateholders thereunder if the Certificateholders offer to Saxon or the Master Servicer, as the case may be, reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby.

                                       50


Section 6.04.  Resignation of the Master Servicer

        The Master Servicer shall not resign from the obligations and duties hereby imposed on it except (i) upon appointment of a successor master servicer and receipt by the Trustee of a letter from each Rating Agency that such a resignation and appointment will not, in and of itself, result in a downgrading of any rated Certificates (without regard to any Credit Enhancement) or (ii) upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Master
Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor master servicer shall have become the successor master servicer hereunder and agreed to perform the responsibilities, duties, liabilities and obligations of the Master Servicer that arise thereafter; provided, however, that no successor master servicer shall (unless otherwise agreed) assume any liability for the actions (or failure to act) of the Master Servicer prior to the date that such successor becomes Master Servicer under the Trust Agreement.

Section 6.05.  Compensation to the Master Servicer

        The Master Servicer shall be entitled to receive a monthly fee as compensation for services rendered by the Master Servicer under the Trust
Agreement. The monthly Master Servicing Fee with respect to the Trust shall equal the amount set forth in the Trust Agreement, which may be retained by the Master Servicer when it remits funds from the Master Servicer Custodial Account to the Asset Proceeds Account. The Master Servicer also will be entitled, as additional compensation, to any late reporting fees paid by a Servicer pursuant to Section 450 of the Guide.

Section 6.06.  Assignment or Delegation of Duties by Master Servicer

        Except as expressly provided in the Trust Agreement, the Master Servicer shall not assign or transfer any of its rights, benefits or privileges under the Trust Agreement to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer under the Trust Agreement, without the prior written consent of the Trustee, and any agreement, instrument or act purporting to effect any such assignment, transfer, delegation or appointment without such written consent shall be void. Notwithstanding the foregoing, the Master Servicer shall have the right without the prior written consent of the Trustee to delegate to, subcontract with, authorize or appoint an affiliate of the Master Servicer to perform and carry out any duties, covenants or obligations to be performed and carried out by the Master Servicer under the Trust Agreement and hereby agrees so to delegate, subcontract, authorize or appoint to an affiliate of the Master Servicer any duties, covenants or obligations to be performed and carried out by the Master Servicer under the Trust Agreement to the extent that such duties, covenants or obligations are to be performed in any state or states in which the Master Servicer is not authorized to do business as a foreign corporation but in which the affiliate is so authorized. In no case, however, shall any permitted assignment relieve the Master Servicer of any liability to the Trustee or Saxon under the Trust
Agreement.

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                                  ARTICLE VII
                      TERMINATION OF SERVICING AND MASTER
                             SERVICING ARRANGEMENTS

Section 7.01.  Termination and Substitution of Servicing Agreements

        Upon the occurrence of any event for which a Servicer may be terminated pursuant to a Servicing Agreement, the Master Servicer shall promptly deliver to Saxon and the Trustee a certification by an Officer that an event has occurred that may justify termination of such Servicing Agreement, describing the circumstances surrounding such event and directing what action should be taken by the Trustee with respect to such Servicer. If the Master Servicer directs that such Servicing Agreement be terminated, the Master Servicer's certification must state that the breach is material and not merely technical in nature. Upon written direction of the Master Servicer and the consent of Saxon, based upon such certification and consent, the Trustee, as assignee of such Servicing
Agreement, shall promptly consent to the termination of such Servicing Agreement and, as provided in the succeeding paragraph, the Master Servicer shall concurrently therewith appoint another Servicer to enter into a substitute
Servicing Agreement.

        The Master  Servicer  shall  indemnify  the Trustee and hold the Trustee
harmless  from  and  against  all  claims,   liabilities,   costs  and  expenses
(including,  but not limited to, reasonable  attorneys' fees) arising out of, or assessed  against the Trustee in connection  with,  termination of any Servicing
Agreement at the direction of the Master Servicer. If the Trustee terminates any such  Servicing  Agreement,  the Master  Servicer  shall enter into a substitute
Servicing Agreement with another mortgage loan service company acceptable to the
Master  Servicer and each Rating  Agency under which such  mortgage loan service company shall assume,  satisfy,  perform and carry out all liabilities,  duties, responsibilities and obligations that are to be, or otherwise were to have been, satisfied,  performed  and carried  out by the  Servicer  under such  terminated
Servicing Agreement. Notwithstanding the foregoing, no such substitute Servicing
Agreement  need  contain a  covenant  by the  substitute  Servicer  to  purchase
Converted  Mortgage Loans.  Until such time as the Master Servicer enters into a substitute  servicing  agreement with respect to the Mortgage Loans,  the Master
Servicer  shall assume,  satisfy,  perform and carry out all  obligations  which otherwise were to have been satisfied, performed and carried out by the Servicer under the terminated Servicing Agreement. In no event, however, shall the Master
Servicer be deemed to have assumed the obligations of a Servicer to purchase any
Mortgage Loan from the Trust pursuant to any provision of the related  Servicing
Agreement or the Guide or to make  Advances  with respect to any Mortgage  Loan,
except  to  the  extent  specifically   provided  in  Section  3.04  hereof.  As
compensation to the Master Servicer for any servicing  obligations  fulfilled or assumed by the Master  Servicer,  the Master  Servicer  shall be entitled to any servicing  compensation  to which the Servicer  would have been  entitled if the
Servicing Agreement with the Servicer had not been terminated.

Section 7.02.  Termination of Master Servicer; Trustee to Act

        Each of the following shall constitute an Event of Default by the Master
Servicer of its obligations under the Trust Agreement:

        (a) the Master Servicer shall fail duly to observe or perform in any material respect any of its covenants or agreements (other than its obligation to make an Advance pursuant to Section 3.04 hereof) contained in the Trust
Agreement and such failure shall continue unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee, or to the Master Servicer and the Trustee by the Holders of Certificates entitled to at least 25% of the Voting Rights; or

        (b) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the

                                       52


appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceeding, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged and unstayed for a period of 60 days; or

        (c)  the  Master   Servicer  shall  consent  to  the  appointment  of  a
conservator or receiver or liquidator in any  insolvency,  readjustment of debt, marshaling of assets and liabilities or similar proceeding of or relating to the
Master Servicer or relating to all or substantially all its property; or

        (d) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

        (e) the Master Servicer shall fail to remit funds in the Master Servicer
Custodial Account to the Asset Proceeds Account as required by Section 3.01(c) hereof within one Business Day of the date that such funds are due; or

        (f) the Master Servicer shall fail to make any Advance or other payment required by Section 3.04 or Section 3.05 hereof within one Business Day of the date that such Advance or other payment is due.

        The  rights  and  obligations  of the  Master  Servicer  under the Trust
Agreement may be terminated only upon the occurrence of an Event of Default. If an Event of Default described in clauses (a) through (d) of this Section 7.02 shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Trustee may, and at the direction of the Holders of Certificates entitled to at least 51% of the Voting Rights, the Trustee shall, by notice in writing to the Master Servicer, terminate all the rights and obligations of the Master Servicer under the Trust Agreement, other than its rights as a Certificateholder. If an Event of Default described in clauses (e) and (f) of this Section 7.02 shall occur, the Trustee may, by notice in writing to the Master Servicer, terminate all the rights and obligations of the Master Servicer under the Trust Agreement, other than its rights as a Certificateholder. On and after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under the Trust
Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall, to the maximum extent permitted by law, pass to and be vested in the Trustee pursuant to and under this Section 7.02 (provided, however, that the Master Servicer shall continue to be entitled to receive all amounts accrued or owing to it under the Trust
Agreement on or prior to the date of such termination). Without limiting the generality of the foregoing, the Trustee is hereby authorized and empowered to execute and deliver on behalf of and at the expense of the Master Servicer, as the Master Servicer's attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things that in the Trustee's sole and absolute judgment may be necessary or appropriate, to effect such termination. Notwithstanding the foregoing, upon any such termination the Master Servicer shall do all things reasonably requested by the Trustee to effect the termination of the Master Servicer's responsibilities, rights and powers under the Trust Agreement, and the transfer thereof to the Trustee, including, but not limited to, promptly providing to the Trustee (and in no event later than ten Business Days subsequent to such notice) all documents and records electronic and otherwise reasonably requested by the Trustee to enable the Trustee or its designee to assume and carry out the duties and obligations that otherwise were to have been performed and carried out by the Master
Servicer but for such termination.

        Upon any such termination, the Trustee shall, to the maximum extent permitted by law, be the successor in all respects to the Master Servicer in its capacity as master servicer under the Trust Agreement, but the Trustee shall not have any liability for, or any duty or obligation to perform, any duties or obligations of the Master Servicer required to be performed prior to the date that the Trustee becomes successor master servicer.

                                       53


        As successor master servicer, the Trustee shall be entitled to the fees to which the Master Servicer would have been entitled if the Master Servicer had continued to act as such. The Trustee shall also, as successor master servicer, be entitled to all the protections and indemnification afforded to the Master
Servicer pursuant to Section 6.03 hereof.

        Notwithstanding  the above,  the Trustee may, upon the  occurrence of an
Event of Default,  if it shall be unwilling so to act, or shall, if it is unable so to act or if the  Holders  of  Certificates  entitled  to at least 51% of the
Voting  Rights so  request  in  writing to the  Trustee,  promptly  appoint,  or petition a court of competent  jurisdiction to appoint, any established mortgage loan  servicing  institution  acceptable  to each Rating Agency and having a net worth of not less than $15,000,000 as the successor to the Master  Servicer.  No appointment of a successor to the Master  Servicer shall be effective  until the assumption  by  such  successor  of  all  future  responsibilities,  duties  and
liabilities  of  the  Master  Servicer  under  the  Trust   Agreement.   Pending
appointment of a successor to the Master  Servicer,  the Trustee or an affiliate shall,  to the  maximum  extent  permitted  by  law,  act in  such  capacity  as hereinabove provided.

        In connection with any such appointment and assumption described herein, the Trustee may make such arrangements for the compensation of such successor out of payments received on the assets included in the Trust Estate as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Master Servicer under the Trust Agreement.
The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

        Upon the occurrence of any Event of Default, the Trustee, in addition to the rights specified in this Section 7.02, shall have the right, in its own name and as Trustee,  to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies  and to protect the  interests, and enforce the rights and remedies,  of the  Certificateholders  (including the
institution   and  prosecution  of  all  judicial,   administrative   and  other
proceedings  and  the  filings  of  proofs  of  claim  and  debt  in  connection therewith).  No remedy provided for by the Trust Agreement shall be exclusive of any other remedy,  each and every remedy shall be cumulative  and in addition to any other  remedy and no delay or failure to exercise  any right or remedy shall impair  any such  right or remedy or shall be deemed to be a waiver of any Event of Default.

        For the purposes of this Section 7.02 and Section 8.01 hereof, the Trustee shall not be deemed to have knowledge of an Event of Default unless an Officer of the Trustee has actual knowledge thereof or unless written notice of such Event of Default is received by the Trustee at the Corporate Trust Office and such notice references the Certificates, the Trust or the Trust Agreement.

Section 7.03.  Notification to Certificateholders

        (a) Upon any  termination  pursuant  to  Section  7.01 or  Section  7.02 hereof,  or any appointment of a successor to a Servicer or the Master Servicer, the Trustee shall give prompt written  notice thereof to the  Certificateholders at their respective addresses appearing in the Certificate Register.

        (b) Within 60 days after the  occurrence  of any Event of Default or the
Trustee's   receipt  of  notice  of  the  occurrence  of  any  event  permitting
termination  of  a  Servicer,   the  Trustee  shall  transmit  by  mail  to  the
Certificateholders  notice of each such Event of  Default or event  known to the
Trustee, unless such Event of Default or event shall have been cured or waived.

                                       54



                                  ARTICLE VIII
                             CONCERNING THE TRUSTEE

Section 8.01.  Duties of Trustee

        The Trustee, prior to the occurrence of an Event of Default and after the curing of each Event of Default, undertakes to perform such duties and only such duties as are specifically set forth in the Trust Agreement. During an Event of Default of which the Trustee has notice, the Trustee shall exercise such of the rights and powers vested in it by the Trust Agreement, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of such person's own affairs.

        The Trustee, upon receipt of any resolution, certificate, statement, opinion, report, document, order or other instrument specifically required to be furnished to it pursuant to any provision of the Trust Agreement, shall examine such instrument to determine whether it conforms to the requirements of the Trust Agreement; provided, however, that the Trustee shall be under no duty to recalculate, verify or recompute any information provided to it hereunder by Saxon or the Master Servicer. If any such instrument is found not to conform to the requirements of the Trust Agreement in a material manner, the Trustee shall take action as it deems appropriate to have the instrument corrected, and if the instrument is not corrected to the Trustee's satisfaction, the Trustee shall provide notice thereof to the Certificateholders.

        No provision of the Trust Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

        (a) Prior to the occurrence of an Event of Default, and after the curing of each Event of Default, the duties and obligations of the Trustee shall be determined solely by the express provisions of the Trust Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in the Trust Agreement, no implied covenants or obligations shall be read into the Trust Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee that conform to the requirements of the Trust Agreement;

        (b) The Trustee shall not be personally liable for an error of judgment made in good faith by an Officer of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

        (c) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of Certificates entitled to at least 25% of the Voting Rights relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under the Trust Agreement;

        (d) Any determination of negligence or bad faith of the Trustee shall be made only upon a finding that there is clear and convincing evidence (and not upon the mere preponderance of evidence) thereof in a proceeding before a court of competent jurisdiction in which the Trustee has had an opportunity to defend;
and

        (e) In no event shall the Trustee be held liable for the actions or omissions of the Master Servicer or a Servicer (excepting the Trustee's own actions as Master Servicer or Servicer), and in connection with any action or claim for recovery sought against the Trustee based upon facts involving the acts or omissions of the Master Servicer or Saxon, or involving any allegation or claim of liability or recovery against the Trustee by the Master Servicer or by a Seller, the Trustee shall not be held to a greater standard of care than the Master Servicer or the Seller would be held in such situation. No provision of the Trust Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in

                                       55


the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it unless such risk or liability relates to duties set forth herein (which duties shall not be deemed to include actions required to be taken by the Trustee arising out of the failure of another person to take any required action hereunder).

Section 8.02. Certain Matters Affecting the Trustee

        (a)    Except as otherwise provided in Section 8.01 hereof:

               (i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate of auditors or other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties. Further, the Trustee may accept a copy of the vote of the Board of Directors of any party certified by its clerk or assistant clerk or secretary or assistant secretary as conclusive evidence of the authority of any person to act in accordance with such vote, and such vote may be considered as in full force and effect until receipt by the Trustee of written notice to the contrary;

               (ii) The Trustee may, in the absence of bad faith on its part, rely upon a certificate of an Officer of the appropriate Person whenever in the administration of the Trust Agreement the Trustee shall deem it desirable that a matter be proved or established (unless other evidence be herein specifically prescribed) prior to taking, suffering or omitting any action hereunder;

               (iii) The Trustee may consult with counsel chosen with due care and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such written advice or Opinion of Counsel;

               (iv) The Trustee  shall be under no obligation to exercise any of the  trusts  or  powers  vested  in  it by  the  Trust  Agreement  or to institute,  conduct or defend any  litigation  thereunder or in relation
        thereto   at  the   request,   order   or   direction   of  any  of  the
        Certificateholders,  pursuant to the provisions of the Trust  Agreement, unless  such  Certificateholders  shall  have  offered  to  the  Trustee reasonable  security  or  indemnity  against  the  costs,  expenses  and liabilities which may be incurred therein or thereby;

               (v) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Trust Agreement;

               (vi) The  Trustee  shall  not be bound to make any  investigation into  the  facts  or  matters  stated  in any  resolution,  certificate, statement, instrument, opinion, report, notice, request, consent, order, approval,  bond or other paper or document,  unless requested in writing to do so by the Holders of Certificates  entitled to at least 25% of the
        Voting  Rights;  provided,   however,  that  if  the  payment  within  a
        reasonable  time to the Trustee of the costs,  expenses  or  liabilities likely to be incurred by it in the making of such  investigation  is, in the opinion of the  Trustee,  not assured to the Trustee by the security afforded  to it by the terms of the Trust  Agreement,  the  Trustee  may require  indemnity  against  such expense or liability as a condition to taking any such action. The expense of every such investigation shall be paid by the Master Servicer or, if paid by the Trustee,  shall be repaid by the Master Servicer upon demand;

               (vii) The Trustee may execute any of the trusts or powers under the Trust Agreement or perform any duties thereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it under the Trust Agreement;

                                       56


               (viii) Whenever the Trustee is authorized herein to require acts or documents in addition to those required to be provided it in any matter, it shall be under no obligation to make any determination whether or not such additional acts or documents should be required unless obligated to do so under Section 8.01 hereof;

               (ix) The permissive right or authority of the Trustee to take any action enumerated in the Trust Agreement shall not be construed as a duty or obligation; and

               (x) The Trustee shall not be deemed to have notice of any matter, including, but limited to, any Event of Default, unless an Officer of the Trustee has actual knowledge thereof or unless written notice thereof is received by the Trustee at the Corporate Trust Office and such notice references the Certificates, the Trust or the Trust
        Agreement.

        (b) All rights of action under the Trust Agreement or under any of the Certificates that are enforceable by the Trustee may be enforced by the Trustee without the possession of any of the Certificates, or the production thereof at any trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of the Trust Agreement.

Section 8.03.  Trustee Not Liable for Certificates or Mortgage Loans

        The recitals  contained in the Trust  Agreement and in the  Certificates
(other  than  the  signature  and   countersignature   of  the  Trustee  on  the
Certificates) shall be taken as the statements of Saxon, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations or warranties  as to the  validity or  sufficiency  of the Trust  Agreement  or the
Certificates  (other than the signature and  countersignature  of the Trustee on the Certificates) or of any Mortgage Loan or related document. The Trustee shall not  be  accountable  for  the  use  or  application  by  Saxon  of  any  of the
Certificates  or of  the  proceeds  of  such  Certificates,  or for  the  use or application  of any funds  paid to Saxon in  respect  of the  Mortgage  Loans or deposited in or withdrawn from the Asset Proceeds Account or the Master Servicer
Custodial  Account  other than any funds held by or on behalf of the  Trustee in accordance  with  Sections  3.01 and  3.02  hereof  or as  owner of the  Regular
Interests of the Pooling REMIC.

Section 8.04.  Trustee May Own Certificates

        The  Trustee,  the  Paying  Agent,  the  Certificate  Registrar  or  the
Custodian in its respective individual capacity or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee, the Paying Agent, the Certificate Registrar or the Custodian.

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Section 8.05.  Trustee's Fees

        The Trustee shall be entitled to receive the Trustee Fee as compensation for its  services  under the Trust  Agreement.  The Trustee Fee shall be payable from amounts received with respect to the Mortgage Loans.  Saxon shall indemnify and hold harmless the Trustee,  the Paying Agent,  the Certificate  Registrar or
the Custodian and any director,  officer,  employee or agent thereof against any loss, liability or expense,  including  reasonable  attorney's fees, incurred in connection  with or arising  out of or in  connection  with the Trust  Agreement
(other  than a loss,  liability  or expense  subject to  indemnification  by the
Master Servicer pursuant to Section 6.01 hereof), any custodial agreement or the
Certificates, including, but not limited to, any such loss, liability or expense incurred in connection  with any legal action  against the Trust or the Trustee, the Paying Agent,  the  Certificate  Registrar or the Custodian or any director, officer,  employee or agent thereof,  or the performance of any of the duties of the  Trustee,  the Paying  Agent or the  Certificate  Registrar  under the Trust
Agreement or the duties of the  Custodian  under any custodial  agreement  other than  any  loss,  liability  or  expense  incurred  by  reason  of  the  willful misfeasance,  bad faith or negligence in the performance of the duties under the
Trust  Agreement  or by reason of the  willful  misfeasance,  bad faith or gross
negligence  of  the  Custodian   under  any   custodial   agreement   (including
specifically any loss,  liability or expense incurred by the Custodian by reason of simple  negligence  under any custodial  agreement).  The  provisions of this
Section 8.05 shall survive the resignation or removal of the Trustee, the Paying
Agent or the  Certificate  Registrar and the  termination of the Trust Agreement and the resignation or removal of the Custodian  under any custodial  agreement.
The Trustee may receive an additional  indemnity from a party  acceptable to the
Trustee.

Section 8.06.  Eligibility Requirements for Trustee

        The Trustee shall at all times be a bank or trust company that: (i) is not an Affiliate, (ii) is organized and doing business under the laws of the United States or any state thereof and is authorized under such laws to exercise corporate trust powers, (iii) has a combined capital and surplus of at least
$50,000,000, and (iv) is subject to supervision or examination by a federal or state authority. If such bank or trust company publishes reports of its condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this
Section 8.06 the combined capital and surplus of such bank or trust company shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in
Section 8.07 hereof.

Section 8.07. Resignation and Removal of the Trustee

        The Trustee may at any time resign and be discharged from the trusts created pursuant to the Trust Agreement by giving written notice thereof to Saxon, the Master Servicer and all Certificateholders. Upon receiving such notice of resignation, Saxon shall promptly appoint a successor trustee by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee and to the successor trustee. Saxon shall deliver a copy of such instrument to the Certificateholders, the Master Servicer and each Servicer. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

        If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 hereof and shall fail to resign after written request therefor by Saxon, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then Saxon may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, which instrument shall be delivered to the Trustee so removed and to

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the successor trustee. Saxon shall also deliver a copy of such instrument to the Certificateholders, the Master Servicer and each Servicer.

        The  Holders  of  Certificates  entitled  to at least 51% of the  Voting
Rights may at any time remove the  Trustee  and  appoint a successor  trustee by written  instrument or  instruments,  in  triplicate,  signed by such Holders or their  attorneys-in-fact duly authorized,  one complete set of which instruments shall be delivered to each of Saxon, the Trustee so removed and the successor so
appointed.   Saxon   shall   deliver   a  copy  of  such   instruments   to  the
Certificateholders, the Master Servicer and each Servicer.

        Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 8.07 shall not become effective until acceptance of appointment by the successor trustee as provided in Section 8.08 hereof.

Section 8.08.  Successor Trustee

        Any successor trustee appointed as provided in Section 8.07 hereof shall execute, acknowledge and deliver to Saxon, the Master Servicer and the predecessor trustee an instrument accepting such appointment under the Trust
Agreement, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor thereunder, with the like effect as if originally named as trustee therein. The predecessor trustee shall deliver, or cause to be delivered, to the successor trustee all Trustee Mortgage Loan Files and related documents and statements held by it under the Trust Agreement, and Saxon, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

        No  successor  trustee  shall  accept  appointment  as  provided in this
Section 8.08 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06 hereof.

        Upon acceptance of appointment by a successor trustee as provided in this Section, Saxon shall mail notice of the succession of such trustee under the Trust Agreement to all Certificateholders at their addresses as shown in the Certificate Register. If Saxon fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of Saxon.

Section 8.09.  Merger or Consolidation of Trustee

        Any Person into which the Trustee may be merged or converted or with which it may be consolidated or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to the business of the Trustee, shall be the successor of the Trustee under the Trust Agreement provided such Person shall be eligible under the provisions of
Section 8.06 hereof, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

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Section 8.10.  Appointment of Trustee or Separate Trustee

        For the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust or property securing the same may at the time be located, Saxon, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more
Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this
Section 8.10, such powers, duties, obligations, rights and trusts as Saxon, the Master Servicer or the Trustee may consider necessary or desirable. If Saxon or the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Trustee alone shall have the power to make such appointment. No co-trustee(s) or separate trustee(s) hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereof and no notice to Certificateholders of the appointment of co-trustee(s) or separate trustee(s) shall be required under
Section 8.08 hereof.

        In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee under the Trust Agreement or as successor to the Master Servicer pursuant to Section 7.02 hereof), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

        Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to the Trust Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of the Trust Agreement, specifically including every provision of the Trust Agreement relating to the conduct of or affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

        Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of the Trust Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee. Any expense associated with the appointment of a separate trustee or co-trustee shall not be an expense of the Master Servicer.

Section 8.11.  Appointment of Custodians

        The appointment of the Custodian may at any time be terminated and a substitute Custodian appointed therefor by the Trustee pursuant to a Custody
Agreement satisfactory in form and substance to the Trustee. The Trustee shall terminate the appointment of any Custodian and appoint a substitute custodian upon the request of the Master Servicer. The Trustee agrees to comply with the terms of each custodial agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each
Custodian shall be a depository institution or trust company subject to supervision by federal or state authority, shall have combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Trustee Mortgage Loan File. Any such Custodian may not be an affiliate of Saxon or any Seller.

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Section 8.12.  Trustee May Enforce Claims Without Possession of Certificates

        All rights of action and claims under the Trust Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name or in its capacity as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been recovered.


                                   ARTICLE IX
            REDEMPTION OF CERTIFICATES AND TERMINATION OF THE TRUST

Section 9.01.  Redemption

        Unless otherwise provided in the Trust Agreement, either Saxon or the Holders of the majority of the Percentage Interest in the Residual Certificates
(or each Class of Residual Certificates, if more than one), may, at their respective options, make or cause a Person to make a Redeeming Purchase for the Redemption Price on any Distribution Date on or after the earlier of (i) the Distribution Date on which, after taking into account distributions of principal to be made on such Distribution Date, the aggregate Certificate Principal
Balance of the Certificates is equal to or less than 10% of the initial aggregate Certificate Principal Balance of such Certificates, or (ii) the Redemption Date. The Trustee will not be obligated to redeem the Certificates at the request of Saxon or the Holders of a majority of the Percentage Interest in the Residual Certificates (or each Class of Residual Certificates, if more than one) unless the Trustee shall have first received cash in an amount equal to the Redemption Price. Unclaimed funds otherwise distributable to Certificateholders on a Distribution Date on which a Redeeming Purchase is made shall be deposited in the Redemption Account. Upon redemption of the Certificates, the redeeming party, at its option, may either (a) make or cause a Person to make a Terminating Purchase for the Termination Price as described in Section 9.02 hereof or (b) hold such Certificates or resell such Certificates (in which event, no party other than the Holders of a majority of the Percentage Interest in the Residual Certificates may redeem the Certificates subsequent to such redemption), provided that such redeeming party pays all administrative costs and expenses of the Master Servicer following such redemption in excess of the Master Servicing Fee.

Section 9.02.  Termination

        Whether or not the Certificates have been redeemed, unless otherwise provided in the Trust Agreement, either Saxon or the Holders of the majority of the Percentage Interest in the Residual Certificates (or each Class of Residual
Certificates, if more than one), may, at their respective options, make or cause a Person to make a Terminating Purchase for the Termination Price on any Distribution Date upon which a Redeeming Purchase may be made. Upon such Terminating Purchase or the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of the last REO Property remaining in the Trust, the respective obligations and responsibilities under the Trust Agreement of Saxon, the Master
Servicer and the Trustee (other than the obligations of the Trustee to make payments to Certificateholders as hereafter set forth) shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required hereunder to be so paid, payment of all administrative expenses associated with the Trust and any related REMICs, and deposit of unclaimed funds otherwise distributable to the Certificateholders in the Termination Account; provided, however, that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United
States to the Court of St. James's, living on the date hereof.

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        The Trust also may be terminated and the Certificates retired if the Master Servicer determines, based upon an Opinion of Counsel, that the REMIC status of any related REMIC has been lost or that a substantial risk exists that such REMIC status will be lost for the then-current taxable year.

Section 9.03.  Procedure for Redemption or Termination

        The requisite Residual Certificateholders or Saxon shall each advise the Trustee and the Paying Agent of its election to cause a Redeeming Purchase or Terminating Purchase on or before the Distribution Date in the month preceding the Distribution Date on which the Redeeming Purchase or Terminating Purchase will occur. The Master Servicer shall advise the Paying Agent of the final payment or other liquidation of the last Mortgage Loan remaining in the Trust or the disposition of the last REO Property remaining in the Trust at least two
Business Days prior to the Remittance Date in the month in which the Trust will terminate. Notice of the Distribution Date on which any such redemption or termination shall occur (the "Final Distribution Date") shall be given promptly by the Paying Agent by letter to the Certificateholders mailed (i) if such notice is given in connection with a Redeeming Purchase or a Terminating
Purchase, not earlier than the 15th day and not later than the last day of the month preceding the month of such final distribution or (ii) otherwise during the month of such final distribution on or before the Remittance Date in such month, in each case specifying (A) the Final Distribution Date and that final payment of the Certificates will be made upon presentation and surrender of Certificates at the office of the Paying Agent therein designated on that date,
(B) the amount of any such final payment and (C) that the Record Date otherwise applicable to such Final Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Paying Agent. The Paying Agent shall give such notice to the Certificate
Registrar at the time such notice is given to Certificateholders. If such notice is given in connection with a Redeeming Purchase or a Terminating Purchase, the purchaser shall deliver to the Paying Agent for deposit in the Asset Proceeds
Account on the Business Day preceding the Final Distribution Date an amount in next day funds equal to the Redemption Price or the Termination Price, as the case may be.

        Upon  presentation  and surrender of the  Certificates on a Distribution
Date   by   Certificateholders,   the   Paying   agent   shall   distribute   to
Certificateholders  (i) the amount otherwise  distributable on such Distribution
Date, if not in connection with a Redeeming Purchase or a Terminating  Purchase, or (ii) if in connection with a Redeeming Purchase or a Terminating Purchase, an amount  determined  as  follows:  with  respect  to  each  Certificate  with  an outstanding Certificate Principal Balance, the outstanding Certificate Principal
Balance  thereof,  if any, plus interest  thereon  through the  Accounting  Date preceding the  Distribution  Date fixed for  redemption or  termination  and any previously  unpaid interest,  net of any unreimbursed  Advances and any Realized
Losses,  Realized Interest Shortfall and Interest  Shortfalls  allocable to such
Certificate on the Distribution Date fixed for redemption or termination; and in addition,  with respect to each Residual  Certificate,  the Percentage  Interest evidenced thereby  multiplied by the difference  between the Redemption Price or the Termination Price, as applicable, and the aggregate amount to be distributed as  provided  in the  first  clause  of this  sentence  and the next  succeeding sentence.  The Paying Agent also shall pay each Servicer, the Master Servicer or itself the amount of their respective unreimbursed Advances.

        Upon the deposit of the Redemption Price in the Asset Proceeds Account, the Trustee (or any Custodian) shall retain possession of the Mortgage Loans and shall release the Certificates to the person effecting the Redeeming Purchase.
Upon the deposit of the Termination Price in the Asset Proceeds Account, the Trustee (or any Custodian) shall promptly release to the purchaser the Trustee
Mortgage Loan Files for the remaining Mortgage Loans, and the Trustee shall execute all assignments, endorsements and other instruments, in each case without recourse, necessary to effectuate such transfer.

        If not all the Certificates shall have been surrendered within six months after the Final Distribution Date specified in the above-mentioned written notice, the Paying Agent shall give a second written notice to the remaining Certificateholders to surrender their Certificates and receive the final distribution with respect thereto, net of the cost of such second written notice. If within one year after the second written notice, not all the

                                       62


Certificates shall have been surrendered, the Paying Agent may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the amounts otherwise payable on such Certificates. Any funds payable to Certificateholders that are not distributed on the Final Distribution Date shall be deposited in the Redemption Account or the Termination Account, as the case may be, each of which shall be an Eligible
Account, to be held for the benefit of Certificateholders not presenting and surrendering their Certificates in the aforesaid manner, and shall be disposed of in accordance with this Section 9.03. Funds on deposit in such Redemption
Account or such Termination Account, as the case may be, shall not be invested, and the Trustee shall have no liability to any Person for interest thereon. The
Trust shall terminate immediately following the deposit of funds in the Termination Account as provided below.

Section 9.04.  Additional Termination Requirements

        (a) In the event of a Terminating Purchase as provided in Section 9.02 hereof, the Trust shall be terminated in accordance with the following additional requirements, unless the Trustee receives (i) a Special Tax Opinion and (ii) a Special Tax Consent from each Holder of a Residual Interest (unless the Special Tax Opinion specially provides that no REMIC-level tax will result from the Terminating Purchase):

               (A) Within 90 days prior to the Final Distribution Date, Saxon on behalf of each related REMIC shall adopt a plan of complete liquidation meeting the requirements of a qualified liquidation under the REMIC
        Provisions (which plan may be adopted by the Trustee's attachment of a statement specifying the first day of the 90-day liquidation period to each REMIC's final federal income tax return);

               (B) Upon making final payment on the Regular Certificates or the deposit of any unclaimed funds otherwise distributable to the holders of the Regular Certificates in the Termination Account on the Final
        Distribution Date, the Trustee shall distribute or credit, or cause to be distributed or credited, to the Holders of the Residual Certificates all cash on hand relating to the REMIC after such final payment (other than cash retained to meet claims), and the REMIC shall terminate at that time; and

               (C) In no event may the final payment on the Certificates be made after the 90th day from the date on which the plan of complete liquidation is adopted. A payment into the Termination Account with respect to any Certificate pursuant to Section 9.03 hereof shall be deemed a final payment on, or final distribution with respect to, such Certificate for the purposes of this clause.

        (b) By its acceptance of a Residual Certificate, the Holder thereof hereby (i) authorizes such action as may be necessary to adopt a plan of complete liquidation of any related REMIC and (ii) agrees to take such action as may be necessary to adopt a plan of complete liquidation of any related REMIC upon the written request of the Master Servicer, which authorization shall be binding upon all successor Holders of Residual Certificates.

        (c) By its acceptance of a Residual Certificate, the Holder thereof hereby authorizes (i) the Holders of the majority of the Percentage Interest in the Residual Certificates of the related Class to effect a Terminating Purchase or a Redeeming Purchase on behalf of all Holders of such Class of Residual
Certificates in accordance with Section 9.01 or 9.02 hereof and (ii) the reimbursement of the Holders of the majority of the Percentage Interest in the Residual Certificates for reasonable costs and expenses incurred in connection with the related Terminating Purchase or Redeeming Purchase (including, but not limited to, the payment of interest on the funds advanced at the Net Rate applicable to the related Mortgage Loans).

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                                   ARTICLE X
                              REMIC TAX PROVISIONS

Section 10.01.  REMIC Administration

        (a) Unless otherwise specified in the Trust Agreement, the Trustee shall elect (on behalf of each REMIC to be created) to have the Trust (or designated assets thereof) treated as one or more REMICs on Form 1066 or such other appropriate federal tax or information return for the taxable year ending on the last day of the calendar year in which the Certificates are issued as well as on any corresponding state tax or information return necessary to have the Trust
(or such assets) treated as one or more REMICs under state law.

        (b) The Master Servicer shall pay any and all tax related expenses (not including taxes) of the Trust and each REMIC, including, but not limited to, any professional fees or expenses related to (i) audits or any administrative or judicial proceedings with respect to each REMIC that involve the Internal
Revenue Service or state tax authorities or (ii) the adoption of a plan of complete liquidation.

        (c) The Master Servicer shall prepare any necessary forms for election as well as all the Trust's and each REMIC's federal and state tax and information returns. At the request of the Master Servicer, the Trustee shall sign and file such returns on behalf of each REMIC. The expenses of preparing and filing such returns shall be borne by the Master Servicer.

        (d) The Master Servicer shall perform all reporting and other tax compliance duties that are the responsibility of the Trust and each REMIC under the REMIC Provisions or state or local tax law. Among its other duties, if required by the REMIC Provisions, the Master Servicer, acting as agent of each REMIC, shall provide (i) to the Treasury or other governmental authority such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any Disqualified Organization and (ii) to the Trustee such information as is necessary for the Trustee to discharge its obligations under the REMIC Provisions to report tax information to the Certificateholders.

        (e) Saxon, the Master Servicer, the Trustee (to the extent it has been instructed by Saxon or the Master Servicer), and the Holders of the Residual
Certificates shall take any action or cause any REMIC to take any action necessary to create or maintain the status of such REMIC as a REMIC under the REMIC Provisions and shall assist each other as necessary to create or maintain such status.

        (f) Saxon, the Master Servicer, the Trustee (to the extent it has been instructed by Saxon or the Master Servicer), and the Holders of the Residual
Certificates shall not take any action required by the Code or REMIC Provisions or fail to take any action, or cause any REMIC to take any action or fail to take any action, that, if taken or not taken, could endanger the status of any such REMIC as a REMIC unless the Trustee and the Master Servicer have received an Opinion of Counsel (at the expense of the party seeking to take or to fail to take such action) to the effect that the contemplated action or failure to act will not endanger such status.

        (g) Unless otherwise provided in the Trust Agreement, any taxes that are imposed upon the Trust or any REMIC by federal or state (including local) governmental authorities (other than taxes paid by a party pursuant to Section
10.02 hereof or as provided in the following sentence) shall be allocated in the same manner as Realized Losses are allocated. Any taxes imposed upon the Trust or any REMIC by the jurisdiction (or any subdivision thereof) in which the Corporate Trust Office of the Trustee is located that would not have been imposed on the Trust or such REMIC in the absence of any legal or business connection between the Trustee and such jurisdiction (or locality), shall be paid by the Trustee and, notwithstanding anything to the contrary in the Trust
Agreement, such taxes shall be deemed to be part of the Trustee's cost of doing business and shall not be reimbursable to the Trustee.

                                       64


        (h)  Unless  otherwise  provided  in the  Trust  Agreement,  the  Master
Servicer or an Affiliate shall acquire a Residual Certificate in each REMIC and will act as the Tax Matters Person of each REMIC and perform various tax administration functions of each REMIC as its agent. If the Master Servicer or an Affiliate is unable for any reason to fulfill its duties as Tax Matters
Person for a REMIC, the holder of the largest Percentage Interest of the Residual Certificates in such REMIC shall become the successor Tax Matters
Person of such REMIC.

Section 10.02.  Prohibited Activities

        Except as otherwise provided in the Trust Agreement, neither Saxon, the Master Servicer, the Holders of the Residual Certificates, nor the Trustee shall engage in, nor shall the parties permit, any of the following transactions or activities unless it has received (i) a Special Tax Opinion and (ii) a Special
Tax Consent from each of the Holders of the Residual Certificates (unless the Special Tax Opinion specially provides that no REMIC-level tax will result from the transaction or activity in question):

               (i) the sale or other  disposition of, or  substitution  for, any
        Mortgage  Loan except  pursuant  to (A) a  foreclosure  or default  with respect to such Mortgage  Loan,  (B) the bankruptcy or insolvency of any
        REMIC,  (C) the termination of any REMIC pursuant to Section 9.02 hereof or (D) a  substitution  or  purchase in  accordance  with  Section  2.03 hereof;

               (ii) the acquisition of any Mortgage Loan for the Trust after the Closing Date except (A) during the three-month period beginning on the Closing Date pursuant to a fixed price contract in effect on the Closing
        Date that has been reviewed and approved by tax counsel acceptable to the Master Servicer or (B) a substitution in accordance with Section
        2.03 hereof;

               (iii) the sale or other disposition of any investment in the Asset Proceeds Account at a gain;

               (iv) the sale or other disposition of any asset held in a Reserve
        Fund for a period of less than three months (a "Short-Term  Reserve Fund
        Investment") if such sale or other disposition would cause 30% or more of a REMIC's income from such Reserve Fund for the taxable year to consist of gain from the sale or disposition of Short-Term Reserve Fund
        Investments;

               (v) the  withdrawal  of any amounts  from any Reserve Fund except
        (A)  for  the  distribution  pro  rata to the  Holders  of the  Residual
        Certificates or (B) to provide for the payment of expenses of the related REMIC or amounts payable on the Certificates in the event of defaults or late payments on the Mortgage Loans or lower than expected returns on funds held in the Asset Proceeds Account, as provided under section 860G(a)(7) of the Code;

               (vi) the acceptance of any contribution to the Trust except (A) a cash  contribution  received during the three month period  beginning on the Closing Date, (B) any transfer of funds from a Mortgagor  Bankruptcy
        Fund,  Special  Hazard  Fund  or  Interest  Fund to the  Asset  Proceeds
        Account, (C) a cash contribution to a Reserve Fund owned by a REMIC that is made pro rata by the Holders of the Residual Certificates, (D) a cash contribution  to facilitate a  Terminating  Purchase that is made within the  90-day  period  beginning  on the date on which a plan of  complete liquidation is adopted pursuant to Section 9.04(a)(A) hereof, or (E) any
        other  cash   contribution   approved  by  the  Master   Servicer  after
        consultation with tax counsel; or

               (vii) any other transaction or activity that is not contemplated by the Trust Agreement.

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        Any party causing the Trust to engage in any of the activities prohibited in this Section 10.02 shall be liable for the payment of any tax imposed on the Trust pursuant to section 860F(a)(1) or 860G(d) of the Code as a result of the Trust engaging in such activities.


                                   ARTICLE XI
                            MISCELLANEOUS PROVISIONS

Section 11.01.  Amendment of Trust Agreement

        The Trust Agreement may be amended or supplemented from time to time by Saxon, the Master Servicer and the Trustee without the consent of any of the Certificateholders (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein which may be inconsistent with any other provisions herein,
(iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary or appropriate to maintain the qualification of the Trust (or certain assets thereof) either as a REMIC or as a grantor trust, as applicable under the Code at all times that any Certificates are outstanding or (iv) to make any other provisions with respect to matters or questions arising under the Trust Agreement or matters arising with respect to the Trust that are not covered by the Trust Agreement, provided that such action shall not adversely affect in any material respect the interests of any Certificateholder. Any such amendment or supplement shall be deemed not to adversely affect in any material respect any Certificateholder if there is delivered to the Trustee written notification from each Rating Agency to the effect that such amendment or supplement will not cause such Rating Agency to reduce the then current rating assigned to such Certificates.

        The Trust Agreement may also be amended from time to time by Saxon,  the
Master  Servicer and the Trustee with the consent of the Holders of Certificates entitled  to at least 66% of the  Voting  Rights  for the  purpose of adding any provisions to or changing in any manner or eliminating  any of the provisions of
the  Trust   Agreement  or  of  modifying  in  any  manner  the  rights  of  the
Certificateholders;  provided,  however, that no such amendment shall (i) reduce in any  manner the amount  of, or delay the  timing  of,  payments  received  on
Mortgage Loans which are required to be distributed on any  Certificate  without the  consent of the Holder of such  Certificate,  (ii)  adversely  affect in any material  respect the interests of the Holders of any Class of Certificates in a manner  other than as  described  in (i),  without the consent of the Holders of
Certificates of such Class  evidencing at least 66% of the Voting Rights of such
Class, or (iii) reduce the aforesaid  percentage of Certificates  the Holders of which are required to consent to any such amendment,  without the consent of the
Holders of all such Certificates then outstanding. For purposes of the giving or withholding of consents pursuant to this Section 11.01,  Certificates registered in the name of Saxon or an  Affiliate  shall be entitled  to Voting  Rights with respect to matters affecting such Certificates.

        Promptly after the execution of any such amendment the Trustee shall furnish a copy of such amendment to each Certificateholder.

        It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

                                       66


Section 11.02.  Recordation of Agreement; Counterparts

        To the extent permitted by applicable law, the Trust Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any of or all the properties subject to the Security Instruments are situated, and in any other appropriate public recording office or elsewhere, only if such recording is deemed necessary by an Opinion of Counsel (which shall not be an expense of the Master Servicer or the Trustee) to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

        For the purpose of facilitating the recordation of the Trust Agreement as herein provided and for other purposes, the Trust Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 11.03.  Limitation of Rights of Certificateholders

        The death or incapacity of any Certificateholder shall not operate to terminate the Trust Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

        No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to the Trust Agreement pursuant to any provision thereof.

        No Certificateholder  shall have any right by virtue of any provision of the Trust Agreement to institute any suit,  action or proceeding in equity or at law upon or under or with respect to the Trust Agreement  unless (i) such Holder previously  shall have given to the  Trustee a written  notice of default and of the  continuance  thereof,  as  hereinbefore  provided,  and (ii) the Holders of
Certificates  entitled  to at least 25% of the  Voting  Rights  shall  have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee under the Trust  Agreement and shall have offered to the
Trustee such reasonable indemnity as it may require against the costs,  expenses and liabilities to be incurred therein or thereby,  and the Trustee, for 15 days after its receipt of such  notice,  request and offer of  indemnity,  shall have neglected or refused to institute  any such action,  suit or  proceeding.  It is understood and intended, and expressly covenanted by each Certificateholder with
every  other   Certificateholder   and  the   Trustee,   that  no  one  or  more
Certificateholders  shall have any right in any manner whatever by virtue of any provision of the Trust  Agreement to affect,  disturb or prejudice the rights of the Certificateholders of any other Certificateholders,  or to obtain or seek to obtain priority over or preference to any other Certificateholders or to enforce any right under the Trust  Agreement,  except in the manner therein provided and for the equal,  ratable and common  benefit of all  Certificateholders.  For the protection and  enforcement  of the  provisions of this Section 11.03,  each and every  Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 11.04.  Governing Law

        The Trust Agreement shall be construed in accordance with and governed by the laws of the State applicable to agreements made and to be performed therein.

                                      67

Section 11.05.  Notices

        All demands and notices  under the Trust  Agreement  shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by first class mail,  postage prepaid,  or by express delivery  service,  to the party concerned at its address set forth in the Trust  Agreement,  or such other address or telecopy  number as may  hereafter  be furnished to each party to the
Trust  Agreement in writing by any such party.  Any notice required or permitted to be mailed to a Certificateholder  shall be given by first-class mail, postage
prepaid,   or  by   express   delivery   service,   at  the   address   of  such
Certificateholder  as shown in the  Certificate  Register.  Any notice so mailed within the time prescribed in the Trust Agreement shall be conclusively presumed to have been duly  given,  whether or not the  Certificateholder  receives  such notice.  A copy of any notice required to be telecopied  hereunder also shall be mailed to the  appropriate  party in the manner set forth  above.  A copy of any notice given hereunder to any other party shall be delivered to the Trustee.

Section 11.06.  Severability of Provisions

        If any one or more of the covenants, agreements,  provisions or terms of the Trust Agreement shall be for any reason  whatsoever held invalid,  then such covenants,  agreements,  provisions or terms shall be deemed  severable from the remaining covenants, agreements,  provisions or terms of the Trust Agreement and shall in no way affect the validity or enforceability of the other provisions of
the   Trust   Agreement   or  of  the   Certificates   or  the   rights  of  the
Certificateholders.

Section 11.07.  Sale of Mortgage Loans

        It is the express intent of Saxon and the Trustee that the conveyance of the Mortgage Loans by Saxon to the Trustee pursuant to the Trust Agreement be construed as a sale of the Mortgage Loans by Saxon to the Trustee for the benefit of the Certificateholders. It is, further, not the intention of Saxon and the Trustee that such conveyance be deemed a pledge of the Mortgage Loans by Saxon to the Trustee for the benefit of the Certificateholders to secure a debt or other obligation of Saxon. Nevertheless, if, notwithstanding the intent of the parties, the Mortgage Loans are held to continue to be property of Saxon then (i) the Trust Agreement shall be deemed to be a security agreement within the meaning of Article 9 of the UCC, (ii) the conveyance by Saxon provided for in the Trust Agreement shall be deemed to be a grant by Saxon to the Trustee for the benefit of the Certificateholders of a security interest in all Saxon's right, title and interest in and to the Mortgage Loans and all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including, but not limited to, all amounts, other than investment earnings, from time to time held or invested in the Master Servicer Custodial Account or Asset Proceeds Account, whether in the form of cash, instruments, securities or other property, (iii) the possession by the Trustee or the Custodian of Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the UCC of the State and (iv) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. Saxon and the Trustee (to the extent it has been instructed by Saxon or the Master
Servicer) shall, to the extent consistent with the Trust Agreement, take such actions as may be necessary to ensure that, if the Trust Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Trust
Agreement.

                                       68


Section 11.08.  Notice to Rating Agency

        (a) The Trustee shall use its best efforts promptly to provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

               (i) any material change or amendment to the Trust Agreement or any agreement assigned to the Trust;

               (ii) the occurrence of any Event of Default  involving the Master
        Servicer  that has not been  cured or any  recommendation  by the Master
        Servicer that a Servicing Agreement with a Servicer be terminated;

               (iii) the resignation, termination or merger of Saxon, the Master Servicer, the Trustee or any Servicer;

               (iv) the purchase or substitution of Mortgage Loans pursuant to
        Section 2.03 hereof;

               (v)  the final payment to Certificateholders;

               (vi) any change in the location of any Master Servicer Custodial
        Account,  Reserve Fund or Asset Proceeds Account;

               (vii) any event that would result in the inability of the Servicer or the Master Servicer to make Advances regarding delinquent
        Mortgage Loans or the inability of the Trustee to make any such Advance if it is serving as the Master Servicer pursuant to Section 7.02 hereof;

               (viii) any change in applicable law that would require an Assignment of a Security Instrument, not previously recorded pursuant to
        Section 2.01 hereof, to be recorded in order to protect the right, title and interest of the Trustee in and to the related Mortgage Loan or, in case a court should recharacterize the sale of the Mortgage Loans as a financing, to perfect a first priority security interest in favor of the Trustee in the related Mortgage Loan.

        (b) The Master Servicer shall promptly notify the Trustee of any of the events listed in Section 11.08(a) of which it has actual knowledge. In addition, the Trustee shall promptly furnish to each Rating Agency at its address set forth in the Trust Agreement copies of the following:

               (i)    each report to Certificateholders described in Section
        4.01 hereof; and

               (ii)   each Annual Compliance Statement.

        (c) Any notice pursuant to this Section 11.08 shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by first class mail, postage prepaid, or by express delivery service, to each Rating Agency at the address specified in the Trust Agreement.

                                       69



                                                                     Exhibit A-1


                          FORM OF INITIAL CERTIFICATION


                             [____________], 199[_]


Saxon Asset Securities Company
4880 Cox Road
Glen Allen, Virginia 23060
Attention:  [____________________]

[TRUSTEE]
[-------------------------]
[-------------------------]
Attention:  [____________________]

[MASTER SERVICER]
[-------------------------]
[-------------------------]
Attention:  [____________________]


              Trust Agreement, dated as of [____________], 199[_]
                     among Saxon Asset Securities Company,
                  [____________________], as Master Servicer,
                    and [____________________]_, as Trustee,
           Mortgage Loan Asset Backed Certificates, Series 199[_]-[_]

Ladies and Gentlemen:

        In  accordance   with  Section  2.02  of  the  Standard   Terms  to  the
above-captioned Trust Agreement, the Custodian hereby certifies that, as to each mortgage  loan listed in the  Mortgage  Loan  Schedule  [to the Trust  Agreement
referred to above] [to the  Subsequent  Sales  Agreement  dated [____________],
199[ ], has reviewed the Trustee Mortgage Loan File and determined that,  except as noted on the Schedule of Exceptions  attached  hereto:  (i) all documents required to be included in the Trustee  Mortgage Loan File (as set forth in
Section 2.01 of the Standard Terms) are in its possession; (ii) such documents have been reviewed by it and appear  regular on their face and relate to such
Mortgage Loan; and (iii) based on examination its  examination,  or the examination by a Custodian on its behalf,  and  only as to such  documents,  the information  set  forth  on such Mortgage  Loan Schedule  accurately  reflects the  information  set forth in the Trustee Mortgage Loan File. The Custodian further  certifies that its review of each Trustee Mortgage Loan File included each of the procedures listed in clause (b) of Section 2.02 of the Standard
Terms.

        The Custodian further certifies as to each Mortgage Note that:

        (1) except for the endorsement required pursuant to clause (a) of the definition of Trustee Mortgage Loan File, the Mortgage Note, on the face or the reverse side(s) thereof, does not contain evidence of any unsatisfied claims, liens, security interests, encumbrances or restrictions on transfer; and

                                     A-1-1


        (2) the Mortgage Note bears an endorsement (which appears to be an original) as required pursuant to clause (a) of the definition of Trustee
Mortgage Loan File.

        Except as described herein, neither the Trustee nor any Custodian on its behalf has made an  independent  examination  of any documents  contained in any
Trustee  Mortgage  Loan File.  Neither the Trustee nor the  Custodian  makes any representations as to: (i) the validity, legality,  sufficiency,  enforceability or  genuineness of any of the documents  contained in any Trustee  Mortgage Loan
File for any of the Mortgage  Loans listed on the Mortgage  Loan Schedule to the
Trust  Agreement,  (ii)  the  collectibility,   insurability,  effectiveness  or
suitability of any such Mortgage Loan or (iii) whether any Trustee Mortgage Loan
File should include any surety or guaranty  agreement,  Note  Assumption  Rider,
buydown  agreement,   assumption  agreement,   modification  agreement,  written
assurance or substitution agreement.

        Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Trust Agreement.

                              [CUSTODIAN],
                              as custodian


                              By:____________________________
                              Title:_________________________

                                     A-1-2




                                                                     Exhibit A-2

                           FORM OF FINAL CERTIFICATION

                             [____________], 199[_]

Saxon Asset Securities Company
4880 Cox Road
Glen Allen, Virginia 23060
Attention:  [____________________]

[TRUSTEE]
[-------------------------]
[-------------------------]
Attention:  [____________________]

[MASTER SERVICER]
[-------------------------]
[-------------------------]
Attention:  [____________________]

              Trust Agreement, dated as of [____________], 199[_]
                     among Saxon Asset Securities Company,
                  [____________________], as Master Servicer,
                    and [____________________]_, as Trustee,
           Mortgage Loan Asset Backed Certificates, Series 199[_]-[_]

Ladies and Gentlemen:

        In  accordance   with  Section  2.02  of  the  Standard   Terms  to  the
above-captioned Trust Agreement,  the Custodian hereby certifies that, except as noted on the Schedule of  Exceptions  attached  hereto,  for each  Mortgage Loan listed in the Mortgage Loan Schedules (other than any Mortgage Loan paid in full or listed on the attachment  hereto) it has received a complete Trustee Mortgage
Loan File which  includes each of the  documents  required to be included in the
Trustee Mortgage Loan File.

        Except as specifically required in the above-captioned Trust Agreement, neither the Trustee nor any Custodian on its behalf has made an independent examination of any documents contained in any Trustee Mortgage Loan File.
Neither the Trustee nor the Custodian makes any representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in any Trustee Mortgage Loan File for any of the Mortgage
Loans listed on the Mortgage Loan Schedule to the Trust Agreement, (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage
Loan or (iii) whether any Trustee Mortgage Loan File should include any surety or guaranty agreement, Note Assumption Rider, buydown agreement, assumption agreement, modification agreement, written assurance or substitution agreement.

        Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Trust Agreement.

                              [CUSTODIAN],
                              as custodian
                              By:____________________________
                              Title:_________________________

                                     A-2-1




                                                                       Exhibit B

                           FORM OF RECORDATION REPORT


                             [____________], 199[_]

[MASTER SERVICER]
[-------------------------]
[-------------------------]
Attention:  [____________________]

[TRUSTEE]
[-------------------------]
[-------------------------]
Attention:  [____________________]

              Trust Agreement, dated as of [____________], 199[_]
                     among Saxon Asset Securities Company,
                  [____________________], as Master Servicer,
                    and [____________________]_, as Trustee,
           Mortgage Loan Asset Backed Certificates, Series 199[_]-[_]

Ladies and Gentlemen:

        In accordance with Section 2.02(e) of the Standard Terms, the Custodian hereby notifies you that, as of the date hereof with respect to the following
Mortgage Loans, it has not received the indicated documents.

        If a Security Instrument for any Mortgage Loan has not been recorded and the original recorded Security Instrument or a copy of such recorded Security
Instrument with such evidence of recordation certified to be true and correct by the appropriate governmental recording office has not been delivered to the Trustee (or to a Custodian on its behalf), the Seller or Servicer may be required to purchase such Mortgage Loan from the Trustee if such defect materially and adversely affects the value of the Mortgage Loan or the interest of the Trust therein.

        [If an Assignment to the Trustee or a Custodian on its behalf, as applicable, of the Seller's interest in a Security Instrument has not been recorded within one year of the Closing Date, the Seller or Servicer shall be required to (i) purchase the related Mortgage Loan from the Trustee or (ii) if there have been no defaults in the Monthly Payments on such Mortgage Loan, deposit an amount equal to the Purchase Price into an escrow account maintained by the Trustee.]


                                                                  Documents Not Received
                                              ---------------------------------------------------------------
                                                                                       Original Recorded
                                                  Original Recorded                       Assignment of
                                                 Security Instrument                   Security Instrument
           Saxon Loan Number                  or certified copy thereof             or certified copy thereof
--------------------------------------       --------------------------             -------------------------

               *Also required with regard to any intervening Assignments.

                              [TRUSTEE],
                              as Trustee

                              By:____________________________
                              Title:_________________________

                                                                       Exhibit C

                           FORM OF REMITTANCE REPORT

                         Saxon Asset Securities Company

        Trust: Mortgage Loan Asset Backed Certificates, Series 199[_]-[_] Distribution Date: [____________], 199[_]
        Reporting Month:  [____________] 199[_]

               The following class, series and collateral information will be included on each Remittance Report, as appropriate:

Class Level                         Collateral Level                       Series Level
-----------                         ----------------                       ------------
Class Name                           Asset Proceeds Account -               Scheduled Principal
Pass-Through Rate                      Deposits and Withdrawals             Unscheduled Principal
Beginning Balance                    Balance Information for                Scheduled Interest
Interest Distribution                  Other Accounts                       Beginning Loan Count
Principal Distribution               Advances on Delinquencies              Ending Loan Count
Realized Losses                      Beginning Balance                      Realized Losses
Ending Balance                       Interest Distribution                  Weighted Average Maturity
Aggregate Realized Losses            Principal Distribution                    (WAM)
Original Balance                     Realized Losses                        Weighted Average
Record Date                          Ending Balance                         Mortgage Note Rate
Interest Distribution Factor         Total Distribution                     Total Distribution
Principal Distribution Factor        Aggregate Realized Losses              Weighted Average Net Rate
Remaining Principal Factor           Original Balance                       Weighted Average Pass-
Scheduled Principal                  Remaining Principal Factor               Through Rate
Unscheduled Principal                Scheduled Principal                    Delinquency Statistics
Current Interest                     Unscheduled Principal                     - 30, 60, and 90 day
Recovery/(Shortfall)                 Current Interest                          delinquencies; foreclosures
Accretion                            Recovery/(Shortfall)                      and REO's
                                     Accretion

                                                                       Exhibit D


                 FORM OF RULE 144A AGREEMENT-QIB CERTIFICATION

                         SAXON ASSET SECURITIES COMPANY
    MORTGAGE LOAN ASSET BACKED CERTIFICATES, SERIES 199[_]-[_], CLASS [___]


                             [____________], 199[_]


[TRUSTEE]
[-------------------------]
[-------------------------]
Attention:  [____________________]

[MASTER SERVICER] [CERTIFICATE REGISTRAR]
[-------------------------]
[-------------------------]
Attention:  [____________________]

Saxon Asset Securities Company
4880 Cox Road
Glen Allen, Virginia 23060
Attention:  [____________________]

Ladies and Gentlemen:

         In connection with the purchase on the date hereof of the captioned Certificates (the "Purchased Certificates"), the undersigned (the "Transferee") hereby certifies and covenants to the transferor, Saxon, the Master Servicer, the Trustee and the Trust as follows:

         1. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") promulgated under the Securities Act of 1933, as amended (the "Securities Act") and has completed the form of certification to that effect attached hereto as Annex A1 (if the Transferee is not a registered investment company) or Annex A2 (if the Transferee is a registered investment company). The Transferee is aware that the sale to it is being made in reliance on Rule 144A.

         2. The Transferee understands that the Purchased Certificates have not been registered under the Securities Act or registered or qualified under any state securities laws and that no transfer may be made unless the Purchased Certificates are registered under the Securities Act and under applicable state law or unless an exemption from such registration is available. The Transferee further understands that neither Saxon, the Master Servicer, the Certificate Registrar, the Paying Agent, the Trustee nor the Trust is under any obligation to register the Purchased Certificates or make an exemption from such registration available.

         3. The Transferee is acquiring the Purchased Certificates for its own account or for the account of a "qualified institutional buyer," and understands that such Purchased Certificates may be resold, pledged or transferred only (a) to a person reasonably believed to be such a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (b) pursuant to another exemption from registration under the

Securities Act and under applicable state securities laws. In addition, such transfer may be subject to additional restrictions, as set forth in
Section 5.05 of the Standard Terms to the Trust Agreement.

         4. The Transferee has been furnished with all information that it requested regarding (a) the Purchased Certificates and distributions thereon and
(b) the Trust Agreement referred to below.

         5. If  applicable,  the  Transferee  has complied or will comply in all
material  respects  with  applicable   regulatory  guidelines  relating  to  the
ownership of mortgage derivative products.

         All capitalized terms used but not otherwise defined herein have the respective meanings assigned thereto in the Trust Agreement, dated as of [____________], 199[_], which incorporates by reference the Standard Terms thereto, among Saxon Asset Securities Company, the Master Servicer and the Trustee, pursuant to which the Purchased Certificates were issued.

         IN  WITNESS  WHEREOF,   the  undersigned  has  caused  this  Rule  144A
Agreement--QIB Certification to be executed by a duly authorized representative this [____] day of [____________], 199[_].


                           [TRANSFEREE]


                           By:____________________________
                           Title:_________________________

                                                           Annex A1 to Exhibit D


             TRANSFEREES OTHER THAN REGISTERED INVESTMENT COMPANIES


         1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Transferee.

         2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") promulgated under the Securities Act of 1933, as amended (the "Securities Act"), because (a) the Transferee owns and/or invests on a discretionary basis at least $100,000,000 in securities or, if the Transferee is a dealer, the Transferee owns and/or invests on a discretionary basis at least $10,000,000 in securities. The Transferee owned and/or invested on a discretionary basis at least $[____________] in securities (except for the excluded securities referred to in paragraph 3 below) as of [_____________], 199[_] [specify a date on or since the end of the Transferee's most recently ended fiscal year] (such amount being calculated in accordance with Rule 144A) and (b) the Transferee meets the criteria listed in the category marked below.

         _____ Corporation. etc. The Transferee is an organization described in Section 501(c) (3) of the Internal Revenue Code of 1986, as amended, a corporation (other than a bank as defined in Section 3(a) (2) of the Securities Act or a savings and loan association or other similar institution referenced in Section 3(a) (5) (A) of the Securities Act), a partnership, or a Massachusetts or similar business trust.

         ____ Bank. The Transferee (a) is a national bank or banking institution as defined in Section 3(a) (2) of the Securities Act and is organized under the laws of a state, territory or the District of Columbia. The business of the Transferee is substantially confined to banking and is supervised by the appropriate state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and
                  (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements as of a date not more than 16 months preceding the date of this certification in the case of a U.S. bank, and not more than 18 months preceding the date of this certification in the case of a foreign bank or equivalent institution, a copy of which financial statements is attached hereto.

         _____ Saving and Loan. The Transferee is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution referenced in
                  Section 3(a) (5) (A) of the Securities Act. The Transferee is supervised and examined by a state or federal authority having supervisory authority over any such institutions or is a foreign savings and loan association or equivalent institution and has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements as of a date not more than 16 months preceding the date of this certification in the case of a U.S. savings and loan association or similar institution, and not more than 18 months preceding the date of this certification in the case of a foreign savings and loan association or equivalent institution, a copy of which financial statements is attached hereto.

         _____    Broker-dealer.   The  Transferee  is  a  dealer   registered
                  pursuant to Section 15 of the Certificates Exchange Act of 1934, as amended (the "1934 Act").

         _____ Insurance Company. The Transferee is an insurance company as defined in Section 2(13) of the Securities Act, whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies
                  and  which  is  subject  to   supervision

                                     D-1-1
                  by the insurance commissioner or a similar official or agency of a state, territory or the District of Columbia.

         _____ State or Local Plan. The Transferee is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees.

         _____ ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Certificate Act of 1974, as amended.

         _____ Investment Adviser. The Transferee is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

         _____ Other. The Transferee qualifies as a "qualified institutional buyer" as defined in Rule 144A on the basis of facts other than those listed in any of the entries above. If this response is marked, the Transferee must certify on additional pages, to be attached to this certification, to facts that satisfy the Servicer that the Transferee is a "qualified institutional buyer" as defined in Rule 144A.

         3. The term "securities" as used herein does not include (a) securities of issuers that are affiliated with the Transferee, (b) securities constituting the whole or part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (c) bank deposit notes and certificates of deposit, (d) loan participations, (e) repurchase agreements, (f) securities owned but subject to a repurchase agreement and (g) currency, interest rate and commodity swaps.

         4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the 1934 Act.

         5. The Transferee acknowledges that it is familiar with Rule 144A and understands that the Transferor and other parties related to the Purchased Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be made in reliance on Rule 144A.

         6.       Will the Transferee be purchasing  YES     NO
the Purchased Certificates only for the Transferee's own account?

                  If the answer to the foregoing question is "NO", the Transferee agrees that, in connection with any purchase of securities sold to the Transferee for the account of a third party (including any separate account) in reliance on Rule 144A, the Transferee will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Transferee agrees that the Transferee will not purchase securities for a third party unless the Transferee has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

                                     D-1-2

         7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the Purchased Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such
parties  updated  annual  financial   statements   promptly  after  they  become
available.

                                     D-1-3

         IN WITNESS  WHEREOF,  the undersigned has caused this certificate to be
executed   by  its  duly   authorized   representative   this   [____]   day  of
[____________], 199[_].


                      [TRANSFEREE]


                      By:____________________________
                      Name:__________________________
                      Title:_________________________
                      Date:__________________________


   Saxon Asset Securities Company,
   Mortgage Loan Asset Backed Certificates, Series 199[_]-[_], Class [___]

                                     D-1-4

                                                           Annex A2 to Exhibit D


              TRANSFEREES THAT ARE REGISTERED INVESTMENT COMPANIES


         1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the entity purchasing the Purchased Certificates (the 'Transferee") or, if the Transferee is part of a Family of Investment Companies (as defined in paragraph 3 below), is an officer of the related investment adviser (the "Adviser").

         2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") promulgated under the Securities Act of 1933, as amended (the "Securities Act"), because (a) the Transferee is an investment company (a "Registered Investment Company") registered under the Investment Company Act of 1940, as amended (the "1940 Act") and (b) as marked below, the Transferee alone, or the Transferee's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to in paragraph 4 below) as of [____________], 199[_] [specify a date on or since the end of the Transferee's most recently ended fiscal year]. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities to the Transferee or the Transferee's Family of Investment Companies was used.

         _____ The Transferee owned $[____________] in securities (other than the excluded securities referred to in paragraph 4 below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

         _____ The Transferee is part of a Family of Investment Companies which owned in the aggregate $[____________] in securities (other than the excluded securities referred to in paragraph 4 below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule
                  144A).

         3. The term "Family of Investment Companies" as used herein means two or more Registered Investment Companies except for a unit investment trust whose assets consist solely of shares of one or more Registered Investment Companies (provided that each series of a "series company, as defined in Rule 18f-2 under the 1940 Act, shall be deemed to be a separate investment company) that have the same investment adviser (or, in the case of a unit investment trust, the same depositor) or investment advisers (or depositors) that are affiliated (by virtue of being majority-owned subsidiaries of the same parent or because one investment adviser is a majority-owned subsidiary of the other).

         4. The term "securities" as used herein does not include (a) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (b) bank deposit notes and certificates of deposit, (c) loan participations, (d) repurchase agreements, (e) securities owned but subject to a repurchase agreement and (f) currency, interest rate and commodity swaps.

         5. The Transferee is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A. In addition, the Transferee will only purchase for the Transferee's own account.

         6. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Purchased Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                     D-2-1

         IN WITNESS WHEREOF, the undersigned has caused this certificate to be executed by its duly authorized representative this [____] of [____________], 199[_].


                        [TRANSFEREE OR ADVISOR]


                        By:____________________________
                        Name:__________________________
                        Title:_________________________
                        Date:__________________________


    Saxon Asset Securities Company,
    Mortgage Loan Asset Backed Certificates, Series 199[_]-[_], Class [___]


                        IF AN ADVISER:

                        Print Name of Transferee


                        Date:__________________________


                                     D-2-2

                                                                       Exhibit E


                          FORM OF TRANSFEREE AGREEMENT

                         SAXON ASSET SECURITIES COMPANY
    MORTGAGE LOAN ASSET BACKED CERTIFICATES, SERIES 199[_]-[_], CLASS [___]


                             [____________], 199[_]


[TRUSTEE]
[-------------------------]
[-------------------------]
Attention:  [____________________]

[MASTER SERVICER] [CERTIFICATE REGISTRAR]
[-------------------------]
[-------------------------]
Attention:  [____________________]

Saxon Asset Securities Company
4880 Cox Road
Glen Allen, Virginia 23060
Attention:  [____________________]

Ladies and Gentlemen:

         In connection with the purchase on the date hereof of the captioned Certificates (the "Purchased Certificates"), the undersigned (the "Transferee") hereby certifies and covenants to the transferor, Saxon, the Master Servicer, the Trustee and the Trust as follows:

         1. Representations and Warranties. The Transferee represents and warrants:

                  (a) The Transferee is duly organized, validly existing and in good standing under the laws of the jurisdiction in which the Transferee is organized, is authorized to invest in the Purchased Certificates and to enter into this Agreement, and has duly executed and delivered this Agreement.

                  (b) The Transferee is acquiring the Purchased Certificates for its own account as principal and not with a view to the distribution of the Purchased Certificates, in whole or in part, in violation of
         Section 5 of the Securities Act of 1933, as amended (the "Securities Act").

                  (c) The Transferee is an "Accredited Investor" as defined in Rule 501(a) (1), (2), (3) or (7) of Regulation D under the Securities Act.

                  (d) The Transferee has knowledge in financial and business matters and is capable of evaluating the merits and risks of an investment in the Purchased Certificates; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risk of an investment in the Purchased Certificates and can afford a complete loss of such investment;

                  (e) The Transferee confirms that Saxon has made available to the Transferee the opportunity to ask questions of, and receive answers from, Saxon concerning Saxon, the Trust, the purchase by the Transferee of the Purchased Certificates and all matters relating thereto, and to obtain additional information relating thereto that Saxon possesses or can acquire without unreasonable effort or expense.

         2.       Covenants.  The Transferee Covenants:

                  (a) The Transferee will not make a public offering of the Purchased Certificates, and will not reoffer or resell the Purchased Certificates in a manner that would render the issuance and sale of the Purchased Certificates, whether considered together with the resale or otherwise, a violation of the Securities Act, or any state securities or "Blue Sky" laws or require registration pursuant thereto;

                  (b) The Transferee agrees that, in its capacity as holder of the Purchased Certificates, it will assert no claim or interest in the Mortgage Loans by reason of owning the Purchased Certificates other than with respect to amounts that may be properly and actually payable to the Transferee pursuant to the terms of the Trust Agreement and the securities; and

                  (c) If applicable, the Transferee will comply in all material respects with respect to the Purchased Certificates with applicable regulatory guidelines relating to the ownership of mortgage derivative products.

         3.       Transfer Restrictions.

                  (a) The Transferee understands that the Purchased Certificates have not been registered under the Securities Act or registered or qualified under any state securities laws and that no transfer may be made unless the Purchased Certificates are registered under the Securities Act and under applicable state law or unless an exemption from such registration is available. If so requested by the Master Servicer or the Trustee, the Transferee and the transferor shall certify to Saxon, the Master Servicer and the Trustee as to the factual basis for the registration or qualification exemption relied upon. The Transferee further understands that neither Saxon, the Master Servicer, the Trustee nor the Trust is under any obligation to register the Purchased Certificates or make an exemption from such registration available.

                  (b) In the event that the transfer is to be made within three years of the date the Purchased Certificates were acquired by a non-Affiliate of Saxon from Saxon or an Affiliate of Saxon, the Master Servicer or the Trustee may require an Opinion of Counsel (which shall not be an expense of Saxon, the Master Servicer or the Trustee) that such transfer is not required to be registered under the Securities Act or state securities laws.

                  (c) Any Certificateholder desiring to effect a transfer shall, and does hereby agree to, indemnify Saxon, the Master Servicer and the Trustee against any liability that may result if the transfer is not exempt under federal or applicable state securities laws.

                  (d) The transfer of the Certificates may be subject to additional restrictions, as set forth in Section 5.05 of the Standard Terms of the Trust Agreement.

         All capitalized terms used but not otherwise defined herein have the respective meanings assigned thereto in the Trust Agreement, dated as of [____________], 199[_], which incorporates by reference the Standard Terms thereto, among Saxon Asset Securities Company, the Master Servicer and the Trustee, pursuant to which the Purchased Certificates were issued.

         IN  WITNESS  WHEREOF,   the  undersigned  has  caused  this  Transferee
Agreement to be executed by its duly authorized representative as of the [____] day of [____________], 199[_].


                       [TRANSFEREE]


                       By:____________________________
                       Name:__________________________
                       Title:_________________________

                                                                       Exhibit F


                         FORM OF BENEFIT PLAN AFFIDAVIT


Re:      Saxon Asset Securities Company
         Series 199[_]-[_] Trust (the "Trust")
         Mortgage Loan Asset Backed Certificates, Class [___]

STATE OF [____________]
                     ss:
CITY OF [_____________]


         Under penalties of perjury, I, the undersigned, declare that, to the best of my knowledge and belief, the following representations are true, correct, and complete.

         1. I am a duly authorized officer of [____________] (the "Purchaser"), whose taxpayer identification number is [____________], and on behalf of which I have the authority to make this affidavit.

         2. That the Purchaser is acquiring a Class [___] Certificate representing an interest in the Trust, certain assets of which one or more real estate mortgage investment conduit ("REMIC") elections are to be made under
Section 860D of the Internal Revenue Code of 1986, as amended (the "Code").

         3.       The Purchaser either:

                  (i) (A) is not a Plan Investor and (B) either (I) is not an insurance company or (II) is an insurance company, in which case none of the funds used by the Purchaser in connection with its purchase of the Certificates constitute plan assets as defined in the Plan Asset Regulations ("Plan Assets") and its purchase of the Certificates shall not result in the Certificates or the assets of the Trust being deemed to be Plan Assets;

                  (ii) is an insurance company and either (A) represents that the funds used to purchase the Certificates are held in an "insurance company pooled separate account" within the meaning of United States Department of Labor Prohibited Transaction Class Exemption 90-1 ("PTCE 90-1") and that each of the applicable conditions set forth in PTCE 90-1 are met with respect to the purchase and holding of the Certificates, or (B) represents that the funds used to purchase the Certificates are held in an "insurance company general account" as defined in United States Department of Labor Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60") and that each of the applicable conditions set forth in PTCE 95-60 are met with respect to the purchase and holding of the Certificates; or

                  (iii) has provided a Benefit Plan Opinion, obtained at the Transferee's expense.

         All capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Trust Agreement, dated as of [____________], 199[_], which incorporates by reference the Standard Terms thereto.

         IN WITNESS WHEREOF, the undersigned has caused this Benefit Plan Affidavit to be executed by its duly authorized representative as of the [____] day of [____________], 199[_].


                      [PURCHASER]


                      By:____________________________
                      Name:__________________________
                      Title:_________________________



         Personally appeared before me [____________________], known or proved to me to be the same person who executed the foregoing instrument and to be a [____________________] of the Purchaser, and acknowledged to me that he or she executed the same as his or her free act and deed and as the free act and deed of the Purchaser.

         Subscribed and sworn before me this [____] day of [____________], 199[_].

                       ------------------------------
                       Notary Public

         My commission expires the [____] day of [____________], 199[_].

                                                                       Exhibit G

                     FORM OF RESIDUAL TRANSFEREE AGREEMENT

                         SAXON ASSET SECURITIES COMPANY
     MORTGAGE LOAN ASSET BACKED CERTIFICATES, SERIES 199[_]-[_], CLASS [R]


                             [____________], 199[_]


[TRUSTEE]
[-------------------------]
[-------------------------]
Attention:  [____________________]

[MASTER SERVICER] [CERTIFICATE REGISTRAR]
[-------------------------]
[-------------------------]
Attention:  [____________________]

Saxon Asset Securities Company
4880 Cox Road
Glen Allen, Virginia 23060
Attention:  [____________________]

Ladies and Gentlemen:

         In connection with the purchase on the date hereof of the captioned Certificates (the "Residual Certificates"), the undersigned (the "Transferee") hereby certifies and covenants to the transferor, Saxon, the Master Servicer, the Trustee, and the Trust as follows:

         1. Representations and Warranties. The Transferee represents and warrants:

                  (a) The Transferee's taxpayer identification number is as set forth on the signature page hereof;

                  (b) The Transferee is duly organized, validly existing and in good standing under the laws of the jurisdiction in which the Transferee is organized, is authorized to invest in the Residual Certificates and to enter into this Agreement, and has duly executed and delivered this Agreement;

                  (c) The Transferee represents that (i) it understands that the Residual Certificates represent for federal income tax purposes a "residual interest" in one or more real estate mortgage investment conduits (each, a "REMIC") and that, as the holder of the Residual Certificates, it will be required to take into account, in determining its taxable income, its pro rata share of the taxable income of each such REMIC, (ii) it understands that it may incur federal income tax liabilities with respect to the Residual Certificates in excess of any cash flows generated by such Residual Certificates, (iii) it has the financial wherewithal and intends to pay any tax imposed on the income that it derives from the Certificates as they become due, and (iv) it has historically paid its debts as they became due and intends to pay its debts as they become due in the future;

                  (d) The Transferee (i) has knowledge in financial and business matters and is capable of evaluating the merits and risks of an investment in the Residual Certificates, (ii) has sought such accounting, legal, and tax advice as it has considered necessary to make an informed investment decision, and (iii) is able to bear the economic risk of an investment in the Residual Certificates and can afford a complete loss of such investment;

                  *(e) The Transferee is acquiring the Residual Certificates for its own account as principal and not with a view to the resale or distribution thereof, in whole or in part, in violation of Section 5 of the Securities Act of 1933, as amended (the "Securities Act"); and

                  *(f) The Transferee confirms that Saxon has made available to the Transferee the opportunity to ask questions of, and receive answers from, Saxon concerning Saxon, the Trust, the purchase by the Transferee of the Residual Certificates and all matters relating thereto, and to obtain additional information relating thereto that Saxon possesses or can acquire without unreasonable effort or expense.

         2.       Covenants.  The Transferee covenants:

                  *(a) The Transferee will not make a public offering of the Residual Certificates, and will not reoffer or resell the Residual Certificates in a manner that would render the issuance and sale of the Residual Certificates whether considered together with the resale or otherwise, a violation of the Securities Act, or any state securities or "Blue Sky" laws or require registration pursuant thereto;

                  (b) The Transferee agrees that, in its capacity as a holder of the Residual Certificates, it will assert no claim or interest in the Mortgage Loans by reason of owning the Residual Certificates other than with respect to amounts that may be properly and actually payable to the Transferee pursuant to the terms of the Trust Agreement and the Certificates;

                  (c) If applicable, the Transferee will comply with respect to the Residual Certificates in all material respects with applicable regulatory guidelines relating to the ownership of mortgage derivative products;

                  (d) Upon notice thereof, the Transferee agrees to any future amendment to the provisions of the Trust Agreement relating to the transfer of the Residual Certificates (or any interest therein) that counsel to Saxon or the Trust may deem necessary to ensure that any such transfer will not result in the imposition of any tax on the Trust;

                  (e) The Transferee hereby agrees that the Master Servicer or an affiliate thereof will (i) supervise or engage in any action necessary or advisable to preserve the status of each related REMIC as a REMIC, (ii) be, and perform the functions of, each such REMIC's tax matters person ("TMP"), and (iii) employ on a reasonable basis counsel, accountants, and professional assistance to aid in the preparation of tax returns or the performance of the above;

                  (f) The Transferee hereby agrees to cooperate with the TMP and to take any action required of it by the REMIC Provisions in order to create or maintain the REMIC status of each related REMIC;

                  (g) The Transferee hereby agrees that it will not take any action that could endanger the REMIC status of any related REMIC or result in the imposition of tax on any such REMIC unless counsel for, or acceptable to, the TMP has provided an opinion that such action will not result in the loss of such REMIC status or the imposition of such tax, as applicable;

                  (h) The Transferee hereby agrees to be bound by all the provisions of the Trust Agreement applicable to the holders of a Residual Certificate including, but not limited to, Section 5.05(c) of the Standard Terms to the Trust Agreement (which relates to the transfer of a Residual Certificate), and acknowledges that each Residual Certificate will bear a legend setting forth the applicable restrictions on transfer;

                  (i) The Transferee hereby agrees that it shall pay any tax or reporting costs borne by a REMIC as result of its purchase of the Residual Certificates or any beneficial interest therein in violation of Section 5.05(c) of the Standard Terms to the Trust Agreement to the extent such tax or reporting costs are not paid by the Transferor or by the Trustee out of amounts that otherwise would have been paid to the Transferee;

                  (j) The Transferee hereby agrees to indemnify and hold harmless Saxon, the Master Servicer, the Trustee, the Trust and each other holder of a Residual Certificate from and against any tax liability or reporting costs arising from its violation of the restrictions on transfer contained in Section 5.05(c) of the Standard Terms to the Trust Agreement or its breach of any of its representations, warranties, or covenants contained herein; and

                  (k) The Transferee agrees that it will take no action to question or invalidate the interest of the Trust in the Mortgage Loans or seek or maintain any claim or interest in the Mortgage Loans having a priority over the interest of the Trust in such Mortgage Loans.

The representations and covenants above marked with an * apply only to Residual Certificates that are Private Certificates.

         3.  Acknowledgments.

                  (a) The Transferee acknowledges that, if the Residual Certificates are Private Certificates, the Residual Certificates have not been registered under the Securities Act or registered or qualified under any state securities laws and that no transfer may be made unless the Purchased Certificates are registered under the Securities Act and under applicable state law or unless an exemption from such registration is available. The Transferee further understands that neither Saxon, the Master Servicer nor the Trust is under any obligation to register the Certificate or make an exemption from such registration available.

                  (b) The Transferee acknowledges that if a Residual Certificate is transferred to a Non-U.S. Person, the transfer will not be recognized by the Withholding Agent (as defined below) unless the Withholding Agent has received from the Transferee an affidavit substantially in the form of Exhibit H-1 attached to the Standard Terms to Trust Agreement.

                  (c) The Transferee acknowledges that if any United States federal income tax is due at the time a Non-U.S. Person transfers a Residual Certificate, the Trustee or its designated Paying Agent or other person who is liable to withhold federal income tax from a distribution on a Residual Certificate under sections 1441 and 1442 of the Code and the Treasury regulations thereunder (the "Withholding
         Agent") may (i) withhold an amount equal to the taxes due upon disposition of the Certificate from future distributions made with respect to the Certificate to the Transferee (after giving effect to the withholding of taxes imposed on such Transferee), and (ii) pay the withheld amount to the Internal Revenue Service unless satisfactory written evidence of payment of the taxes due by the transferor has been provided to the Withholding Agent.

                  (d) The Transferee acknowledges the Withholding Agent may (i) hold distributions on a Certificate, without interest, pending determination of amounts to be withheld, (ii) withhold other amounts required to be withheld pursuant to United States federal income tax law, if any, from distributions that otherwise would be made to such Transferee on each Certificate it holds, and (iii) pay to the Internal Revenue Service all such amounts withheld.

                  (e) The Transferee acknowledges that the transfer of all or part of the Residual Certificates that have "tax avoidance potential" (as defined in Treasury regulations section 1.860G-3(a)(2) or any successor provision) to a Non-U.S. Person will be disregarded for all federal income tax purposes, and that Treasury regulations or other administrative guidance issued by the Treasury may effectively prohibit the transfer of the Residual Certificates to Non-U.S. Persons.

                  (f) The Transferee acknowledges that the transfer of the Residual Certificates to a U.S. Person will be disregarded for all federal income tax purposes if a significant purpose of the transfer is to impede the assessment or collection of the taxes and expenses associated with such Certificates within the meaning of Treasury regulation section 1.860E-1(c)(1).

         IN WITNESS WHEREOF, the undersigned has caused this Agreement to be validly executed by its duly authorized representative as of the [____] day of [____________], 199[_].


                        [TRANSFEREE]


                        By:____________________________
                        Name:__________________________
                        Title:_________________________

                        Taxpayer ID #__________________

                                                                     Exhibit H-1


                        FORM OF NON-U.S. PERSON AFFIDAVIT
                       AND AFFIDAVIT PURSUANT TO SECTIONS
                          860D(a)(6)(A) and 86OE(e)(4)
                OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED


Re:      Saxon Asset Securities Company
         Series 199[_]-[_] Trust (the "Trust")
         Mortgage Loan Asset Backed Certificates, Class [R]

STATE OF [____________]
                     ss:
CITY OF [_____________]


         Under penalties of perjury, I, the undersigned, declare that to the best of my knowledge and belief, the following representations are true, correct and complete:

         1. I am a duly authorized officer of [____________________] (the "Transferee") and on behalf of which I have the authority to make this affidavit.

         2. The Transferee is acquiring all or a portion of the Class [R] Certificates (the "Residual Certificates"), which represent a residual interest in one or more real estate mortgage investment conduits (each, a "REMIC") for which elections are to be made under Section 860D of the Internal Revenue Code of 1986, as amended (the "Code").

         3. The Transferee is a foreign person within the meaning of Treasury Regulation Section 1.860G-3(a)(1) (i.e., a person other than (i) a citizen or resident of the United States, (ii) a corporation or partnership that is organized under the laws of the United States or any jurisdiction thereof or therein, or (iii) an estate or trust that is subject to United States federal income tax regardless of the source of its income) who would be subject to United States income tax withholding pursuant to Section 1441 or 1442 of the Code and the Treasury regulations thereunder on income derived from the Residual Certificates (a "Non-U.S. Person").

         4. The Transferee agrees that it will not hold the Residual Certificates in connection with a trade or business in the United States, and the Transferee understands that it will be subject to United States federal income tax under sections 871 and 881 of the Code in accordance with section 860G of the Code and any Treasury regulations issued thereunder on "excess inclusions" that accrue with respect to the Residual Certificates during the period the Transferee holds the Residual Certificates.

         5. The Transferee understands that the federal income tax on excess inclusions with respect to the Residual Certificates may be withheld in accordance with section 860G(b) of the Code from distributions that otherwise would be made to the Transferee on the Residual Certificates and, to the extent that such tax has not been imposed previously, that such tax may be imposed at the time of disposition of any such Residual Certificate pursuant to section 860G(b) of the Code.

         6. The Transferee agrees (i) to file a timely United States federal income tax return for the year in which disposition of a Residual Certificate it holds occurs (or earlier if required by law) and will pay any United States federal income tax due at that time and (ii) if any tax is due at that time, to provide satisfactory written

                                     H-1-1
evidence of payment of such tax to the Trustee or its designated paying agent or other person who is liable to withhold federal income tax from a distribution on the Residual Certificates under sections 1441 and 1442 of the Code and the Treasury regulations thereunder (the "Withholding Agent").

         7. The Transferee understands that until it provides written evidence of the payment of tax due upon the disposition of a Residual Certificate to the Withholding Agent pursuant to paragraph 6 above, the Withholding Agent may (i) withhold an amount equal to such tax from future distributions made with respect to the Residual Certificate to subsequent transferees (after giving effect to the withholding of taxes imposed on such subsequent transferees), and (ii) pay the withheld amount to the Internal Revenue Service.

         8. The Transferee understands that (i) the Withholding Agent may withhold other amounts required to be withheld pursuant to United States federal income tax law, if any, from distributions that otherwise would be made to such transferee on each Residual Certificate it holds and (ii) the Withholding Agent may pay to the Internal Revenue Service amounts withheld on behalf of any and all former holders of each Residual Certificate held by the Transferee.

         9. The  Transferee   understands  that  if  it  transfers  a  Residual
Certificate (or any interest therein) to a United States Person (including a foreign person who is subject to net United States federal income taxation with respect to such Residual Certificate), the Withholding Agent may disregard the transfer for federal income tax purposes if the transfer would have the effect of allowing the Transferee to avoid tax on accrued excess inclusions and may continue to withhold tax from future distributions as though the Residual Certificate were still held by the Transferee.

         10. The  Transferee   understands   that  a  transfer  of  a  Residual
Certificate (or any interest therein) to a Non-U.S. Person (i.e., a foreign person who is not subject to net United States federal income tax with respect to such Residual Certificate) will not be recognized unless the Withholding Agent has received from the transferee an affidavit in substantially the same form as this affidavit containing these same agreements and representations.

         11. The Transferee understands that distributions on a Residual Certificate may be delayed, without interest, pending determination of amounts to be withheld.

         12. The Transferee is not a "Disqualified Organization" (as defined below), and the Transferee is not acquiring a Residual Certificate for the account of, or as agent or nominee of, or with a view to the transfer of direct or indirect record or beneficial ownership to, a Disqualified Organization. For the purposes hereof, a Disqualified Organization is any of the following: (i) the United States, any State or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing; (ii) any organization (other than a farmer's cooperative as defined in Section 521 of the Code) that is exempt from federal income taxation (including taxation under the unrelated business taxable income provisions of the Code); (iii) any rural telephone or electrical service cooperative described in Section 1381(a) (2) (C) of the Code; or (iv) any other entity so designated by Treasury rulings or regulations promulgated or otherwise in effect as of the date hereof. In addition, a corporation will not be treated as an instrumentality of the United States or of any state or political subdivision thereof if all its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such governmental unit.

         13. The Transferee agrees to consent to any amendment of the Trust Agreement that shall be deemed necessary by Saxon (upon the advice of counsel to Saxon) to constitute a reasonable arrangement to ensure that no interest in a Residual Certificate will be owned directly or indirectly by a Disqualified Organization.

         14. The Transferee acknowledges that Section 860E(e) of the Code would impose a substantial tax on the transferor or, in certain circumstances, on an agent for the Transferee, with respect to any transfer of any interest in any Residual Certificate to a Disqualified Organization.

                                     H-1-2

         Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Trust Agreement, dated as of [____________], 199[_], which incorporates by reference the Standard Terms thereto, among Saxon Asset Securities Company, the Master Servicer and the Trustee.

         IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by its duly authorized representative as of the [____] day of [____________], 199[_].


                     [TRANSFEREE]


                     By:____________________________
                     Name:__________________________
                     Title:_________________________



         Personally appeared before me [____________________], known or proved to me to be the same person who executed the foregoing instrument and to be a [____________________] of the Transferee, and acknowledged to me that he or she executed the same as his or her free act and deed and as the free act and deed of the Transferee.

         Subscribed and sworn before me this [____] day of [____________], 199[_].

                   ------------------------------
                   Notary Public

         My commission expires the [____] day of [____________], 199[_].

                                     H-1-3

                                                                     Exhibit H-2


                          FORM OF U.S. PERSON AFFIDAVIT
                PURSUANT TO SECTIONS 860D(a)(6)(A) and 860E(e)(4)
                OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED


Re:      Saxon Asset Securities Company
         Series 199[_]-[_] Trust (the "Trust")
         Mortgage Loan Asset Backed Certificates, Class [R]

STATE OF [____________]
                     ss:
CITY OF [_____________]


         Under penalties of perjury, I, the undersigned, declare that to the best of my knowledge and belief, the following representations are true, correct and complete:

         1. I am a duly authorized officer of [____________________] (the "Transferee") and on behalf of which I have the authority to make this affidavit.

         2. The Transferee is acquiring all or a portion of the Class [R] Certificates (the "Residual Certificates"), which represent a residual interest in one or more real estate mortgage investment conduits (each, a "REMIC") for which elections are to be made under Section 860D of the Internal Revenue Code of 1986, as amended (the "Code").

         3. The Transferee either is (i) a citizen or resident of the United States, (ii) a domestic partnership or corporation, (iii) an estate or trust that is subject to United States federal income tax regardless of the source of its income, or (iv) a foreign person who would be subject to United States income taxation on a net basis on income derived from the Residual Certificates (a "U.S. Person").

         4. The Transferee is a not a "Disqualified Organization" (as defined below), and the Transferee is not acquiring a Residual Certificate for the account of, or as agent or nominee of, or with a view to the transfer of direct or indirect record or beneficial ownership to, a Disqualified Organization. For the purposes hereof, a Disqualified Organization is any of the following: (i) the United States, any state or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing; (ii) any organization (other than a farmer's cooperative as defined in section 521 of the Code) that is exempt from federal income taxation (including taxation under the unrelated business taxable income provisions of the Code); (iii) any rural telephone or electrical service cooperative described in section 1381(a)(2)(C) of the Code; or (iv) any other entity so designated by Treasury rulings or regulations promulgated or otherwise in effect as of the date hereof. In addition, a corporation will not be treated as an instrumentality of the United States or of any state or political subdivision thereof if all its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such governmental unit.

         5. The Transferee agrees to consent to any amendment of the Trust Agreement that shall be deemed necessary by Saxon (upon the advice of counsel to Saxon) to constitute a reasonable arrangement to ensure that no interest in a Residual Certificate will be owned directly or indirectly by a Disqualified Organization.

                                     H-2-1

         6. The Transferee acknowledges that Section 860E(e) of the Code would impose a substantial tax on the transferor or, in certain circumstances, on an agent for the Transferee, with respect to any transfer of any interest in any Residual Certificate to a Disqualified Organization.

         Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Trust Agreement, dated as of [____________], 199[_], which incorporates by reference the Standard Terms thereto, among Saxon Asset Securities Company, the Master Servicer and the Trustee.

         IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by its duly authorized representative as of the [____] day of [____________], 199[_].


                        [TRANSFEREE]


                        By:____________________________
                        Name:__________________________
                        Title:_________________________



         Personally appeared before me [____________________], known or proved to me to be the same person who executed the foregoing instrument and to be a [____________________] of the Transferee, and acknowledged to me that he or she executed the same as his or her free act and deed and as the free act and deed of the Transferee.

         Subscribed and sworn before me this [____] day of [____________], 199[_].

                        ------------------------------
                        Notary Public

         My commission expires the [____] day of [____________], 199[_].

                                     H-2-2

                         SAXON ASSET SECURITIES COMPANY
                            ASSET BACKED CERTIFICATES


                    STANDARD TERMS TO UNDERWRITING AGREEMENT

                             (JANUARY 1997 EDITION)

                              PRELIMINARY STATEMENT

         Saxon Asset Securities Company, a Virginia corporation (the "Depositor"), proposes to issue Asset Backed Certificates (the "Certificates") in various series (each, a "Series") in one or more offerings on terms determined at the time of sale. The Certificates of each Series will be issued pursuant to a Trust Agreement with respect to such Series among the Depositor, a bank or mortgage banking company, as master servicer (in such capacity, the "Master Servicer"), and a bank or trust company, as trustee (in such capacity, the "Trustee"), which Trust Agreement will incorporate by reference certain Standard Terms to Trust Agreement identified therein (each such Trust Agreement with the Standard Terms so incorporated, the "Trust Agreement").
         The Depositor is a wholly owned limited purpose financing subsidiary of Dominion Mortgage Services, Inc. ("DMSI").
         The Certificates of each Series will evidence beneficial ownership interests in one or more segregated pools of mortgage-related assets (the "Mortgage Assets") and certain other assets transferred by the Depositor to one or more trusts (collectively, a "Trust"). The Mortgage Assets included in each Trust on the Closing Date as hereinafter defined will consist of the mortgage loans (the "Mortgage Loans") or mortgage-backed securities (the "Mortgage Certificates") identified in the related Trust Agreement.
         The Depositor will transfer the Mortgage Assets acquired by it to the related Trust for each Series of Certificates in exchange for the Certificates of such Series. Certain of the Mortgage Assets may have been acquired by the Depositor from Saxon Mortgage, Inc. ("SMI"), a subsidiary of DMSI, or one or more unaffiliated sellers (each, in such capacity, a "Seller"), in each case pursuant to a sales agreement (each, a "Sales Agreement") between the Depositor and the Seller of such Mortgage Assets. The net proceeds to the Depositor from the sale of each Series of Certificates will be used principally to pay the purchase price of the Mortgage Assets acquired for the related Trust. The Mortgage Loans will be serviced pursuant to separate servicing agreements (each, a "Servicing Agreement") with one or more servicers, which may be an affiliate of the Depositor (each, in such capacity, a "Servicer"), each of which must be
(i) approved by the Master Servicer and (ii) either (A) approved by and in good standing with the Federal Home Loan Mortgage Corporation ("FHLMC") or the Federal National Mortgage Association ("FNMA") or (B) an institution the deposits of which are insured by the Federal Deposit Insurance Corporation ("FDIC").
         The Certificates are more fully described in the Registration Statement (as hereinafter defined). Each Series of Certificates, and each class of Certificates within such Series, may vary, among other things, as to number and types of classes, aggregate principal amount, stated maturity dates, interest rates, timing of interest payments, redemption provisions, if any, and any other variable terms set forth in the Trust Agreement and in the Certificates of such Series.
         The Depositor may, from time to time, enter into one or more underwriting agreements (each, an "Underwriting Agreement"), each substantially in the form of Exhibit A attached hereto, that provide for the sale of all or a portion of the Certificates of a Series (such Certificates to be so purchased being herein collectively referred to as the "Underwritten Certificates") to the underwriter(s) named in the Underwriting Agreement (the "Underwriters"). The standard provisions set forth herein are to be incorporated by reference in any such Underwriting Agreement. An Underwriting Agreement, including the standard provisions set forth herein incorporated therein by reference, is herein referred to as the "Agreement." Unless otherwise defined herein, all capitalized terms used herein shall have the meanings assigned to them in the Agreement and if not defined therein shall have the meanings assigned to them in the Trust Agreement.
         The Underwriting Agreement relating to each offering of Underwritten Certificates shall specify the exact or approximate principal amount of Certificates to be issued and their respective interest rates or methods of determining such interest rates, the price or prices at which the Certificates are to be purchased by the Underwriters from the Depositor, the initial public offering prices or the method by which the prices at which the Certificates are to be sold will be determined, the names of the firms, if any, designated as representatives of the Underwriters (collectively, the "Representative"), the principal amount of Certificates to be purchased by each Underwriter and the date, time and manner of delivery of the Certificates and payment therefor. Each such offering of Underwritten Certificates shall be governed by the Agreement, which shall inure to the benefit of and be binding upon the Underwriters participating in the offering of such Underwritten Certificates. If a Representative is designated in the Underwriting Agreement, the Representative shall act on behalf of the Underwriters and the parties to the Underwriting Agreement shall be entitled to rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by the Representative.
         If on the Closing Date (as hereinafter defined) for a Series of Certificates the Mortgage Assets being transferred to the Trustee pursuant to the Trust Agreement do not include Mortgage Loans, then all references in the Agreement to Mortgage Loans and to any agreements, instruments or entities related thereto shall be disregarded, and all representations and warranties, opinions and other documents relating to the foregoing shall be deemed to be deleted from the Agreement for purposes of such Series. If on the Closing Date for a Series of Certificates the Mortgage Assets being transferred to the Trustee pursuant to the Trust Agreement do not include Mortgage Certificates, then all references in the Agreement to each type of Mortgage Certificate not included and to any agreements, instruments or entities related thereto shall be disregarded, and all representations and warranties, opinions and other documents relating to the foregoing shall be deemed deleted from the Agreement for purposes of such Series.
         1. REPRESENTATIONS AND WARRANTIES. (a) The Depositor represents and warrants to, and agrees with, each Underwriter that:
                  (i) The Depositor has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 for the registration of the Certificates under the Securities Act of 1933, as amended (the "Act"), and has filed such amendments thereto and such additional registration statements as may have been required prior to the date hereof. Such registration statement, as amended at the date hereof, meets the requirements set forth in Rule 415 under the Act and complies in all other material respects with the Act and the rules and regulations thereunder. The registration statement has been declared effective by the Commission. The Depositor proposes to file with the Commission pursuant to Rule 424 under the Act a supplement to the form of prospectus included in such registration statement relating to the Certificates and the plan of distribution thereof. Such registration statement, including the exhibits thereto, as amended at the date hereof, and including all information, if any, filed with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference therein, is hereinafter called the "Registration Statement"; the prospectus in the form most recently revised and filed with the Commission pursuant to Rule 424 is hereinafter called the "Basic Prospectus"; and the form of prospectus supplement specifically relating to the Certificates, in the form in which it shall be first filed with the Commission pursuant to Rule 424 (including the Basic Prospectus as so supplemented and the information, if any, filed with the Commission pursuant to the Exchange Act and incorporated by reference therein) is hereinafter called the "Final Prospectus." Any preliminary form of the Final Prospectus that has heretofore been filed pursuant to Rule 424 or, prior to the effective date of the Registration Statement, pursuant to Rule 402(a), 424(a) or 430A, is hereinafter called a "Preliminary Final Prospectus."
                  (ii) As of the date of the Agreement, when the Final Prospectus is first filed pursuant to Rule 424 under the Act, when, prior to the Closing Date (as hereinafter defined), any amendment to the Registration Statement becomes effective, when any supplement to the Final Prospectus is filed with the Commission, and at the Closing Date, (A) the Registration Statement, as amended as of any such time, and the Final Prospectus, as amended or supplemented as of any such time, complies and will comply in all material respects with the applicable requirements of the Act and the rules and regulations thereunder and (B) the Registration Statement, as amended as of any such time, does not contain and will not contain any untrue statement of a material fact and does not omit and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, and the Final Prospectus, as amended or supplemented as of any such time, does not and will not include an untrue statement of a material fact and does not omit and will not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the Depositor makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Final Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Depositor by or on behalf of any Underwriter, any Credit Enhancer or any unaffiliated Servicer specifically for use in connection with the preparation of the Registration Statement and the Final Prospectus.

                  (iii) As of the date of the Agreement, when the Final Prospectus is first filed pursuant to Rule 424 under the Act, when, prior to the Closing Date, any amendment to the Registration Statement becomes effective, when any supplement to the Final Prospectus is filed with the Commission, and at the Closing Date, there has not and will not have been, to the knowledge of the Depositor, (A) any request by the Commission for any further amendment of the Registration Statement or the Final Prospectus or for any additional information, (B) any issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threat of any proceeding for that purpose, or (C) any notification with respect to the suspension of the qualification of the Underwritten Certificates for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.
                  (iv) The Depositor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Commonwealth of Virginia with full corporate power and authority to own its properties and conduct its business as now conducted by it and to enter into and perform its obligations under the Agreement and each Sales Agreement and has qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction that requires such qualification wherein it owns or leases material properties, except where the failure to so qualify would not have a material adverse effect on the Depositor.
                  (v) The execution and delivery by the Depositor of the Agreement, each Sales Agreement, the Trust Agreement and the Certificates, and the transfer of the Trust Estate (as that term is defined in the Trust Agreement) to the Trustee pursuant to the Trust Agreement, are within the corporate power of the Depositor and have been or will have been duly authorized by all necessary corporate action on the part of the Depositor, and neither the execution and delivery by the Depositor of such agreements and instruments nor the consummation by the Depositor of the transactions therein contemplated nor compliance by the Depositor with the provisions thereof will (A) violate the articles of incorporation or bylaws of the Depositor, (B) result in a breach of, or constitute a default under, any law, governmental rule or regulation, any judgment, decree or order binding on the Depositor or its properties, or any provision of any material indenture, mortgage, deed of trust, contract or other instrument to which the Depositor is a party or by which it is bound, or (C) result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to the terms of any such indenture, mortgage, deed of trust, contract or other instrument except the lien created by the Trust Agreement which violation, breach, default or creation of any lien, charge or encumbrance would have a material adverse effect upon the financial condition of the Depositor.
                  (vi) The Agreement and each Sales Agreement have been duly executed and delivered by the Depositor, and, as of the Closing Date, the Trust Agreement will have been duly executed and delivered by the Depositor, and, assuming the due authorization, execution and delivery by the other parties thereto, each constitutes, or will constitute, a legal, valid and binding agreement of the Depositor, enforceable against the Depositor in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law, and except that with respect to the Agreement and each Sales Agreement the provisions relating to indemnification and contribution may be unenforceable as against public policy.
                  (vii) The Underwritten Certificates and the Trust Agreement will conform in all material respects to the descriptions thereof contained in the Final Prospectus, and the Underwritten Certificates, when duly and validly executed, authenticated, issued and delivered as contemplated hereby and by the Trust Agreement, will constitute legal, valid and binding obligations of the Depositor, enforceable against the Depositor in accordance with their terms, subject to bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.
                  (viii) Since the date as of which information is given in the Registration Statement and the Final Prospectus, there has not been any material adverse change or development involving a prospective material adverse change in the business, operations, financial condition, properties or assets of the Depositor.

                  (ix) There are no actions, suits or proceedings against, or investigations of, the Depositor pending, or, to the knowledge of the Depositor, threatened, before any court, administrative agency or other tribunal (A) asserting the invalidity of the Agreement, any Sales Agreement, any Servicing Agreement, the Trust Agreement or the Underwritten Certificates, (B) seeking to prevent the issuance of the Underwritten Certificates or the consummation of any of the transactions contemplated by the Agreement, any Sales Agreement, any Servicing Agreement or the Trust Agreement, (C) that might materially and adversely affect the performance by the Depositor of its obligations under the Agreement, any Sales Agreement, the Trust Agreement or the Underwritten Certificates, or (D) seeking to affect adversely the federal income tax attributes of the Underwritten Certificates as described in the Final Prospectus.
                  (x) No filing or registration with, notice to, qualification of or with, or consent, approval, authorization or order or other action of any person, corporation or other organization or of any court, supervisory or governmental authority or agency is required for the valid and proper transfer of the Trust Estate to the Trustee pursuant to the Trust Agreement or for the valid and proper authorization, issuance and sale of the Certificates pursuant to the Agreement and the Trust Agreement except (A) such as have been, or will have been prior to the Closing Date, obtained under the Act, or state securities laws or Blue Sky laws, or from the National Association of Securities Dealers, Inc., in connection with the purchase and distribution of the Underwritten Certificates by the Underwriters or
         (B) any recordation of the assignment of Mortgage Loans to the Trustee that may be required pursuant to the Trust Agreement.
                  (xi) At or prior to the Closing Date, the Depositor will have transferred to the Trustee pursuant to the Trust Agreement assets that had a Scheduled Principal Balance (as defined in the Trust Agreement) of not less than the initial principal amount of the Underwritten Certificates and upon (A) the delivery to the Trustee of the Mortgage Certificates in certificated form (the "Certificated Mortgage Certificates"), (B) the delivery of the Mortgage Loans duly endorsed or assigned and the recording of the assignment thereof, and (C) the registration in the name of the Trustee's custodial bank, and the transfer to the Trustee's custody account, of the Mortgage Certificates in book-entry form (the "Book-Entry Mortgage Certificates") and compliance with all other legal requirements necessary to perfect an ownership interest in such Book-Entry Mortgage Certificates, the Trustee will be vested with the legal title that the transfer purports to convey.
                  (xii) As of the Closing Date, the Depositor will own the Mortgage Assets to be transferred to the Trustee pursuant to the Trust Agreement, free and clear of any lien, mortgage, pledge, charge, security interest or other encumbrance, except the lien of the Trust Agreement (which lien relates solely to the Series of Certificates issued under the Trust Agreement and to no other Series of Certificates).
                  (xiii) As of the Closing Date, the Mortgage Certificates constituting part of the Trust Estate will have been duly and validly transferred to the Trustee and (A) in the case of the Book-Entry Mortgage Certificates, registered in the name of the Trustee's custodial bank and transferred to the Trustee's custody account, and all other legal requirements necessary to transfer an ownership interest therein will have been complied with, and (B) in the case of the Certificated Mortgage Certificates, either duly and validly registered in the name of the Trustee, its nominee or its agent, or delivered to the Trustee for registration in the name of the Trustee, its nominee or its agent, and all other steps required, other than the registration of such Mortgage Certificates in the name of the Trustee, its nominee or its agent, will have been taken in order to effect such registration; and the Trustee will have acquired, when such registration is effected, an ownership interest in all such Mortgage Certificates subject to no prior lien, mortgage, security interest, pledge, charge or other encumbrance.
                  (xiv) As of the Closing Date, the Mortgage Loans constituting part of the Trust Estate will be duly and validly transferred to the Trustee and, where required in order to transfer an ownership interest in a Mortgage Loan, upon the recordation of such assignments in the public records in which the related mortgage or deed of trust shall have been recorded (which recordation shall be effected by the Depositor unless the Underwriters shall have received an opinion of counsel satisfactory to them, and at the expense of the Depositor, that such recordation is not required to perfect the interest of the Trustee in the related Mortgaged Premises), the Trustee will have acquired (assuming no intervening recordation) an ownership interest in each such Mortgage Loan, subject to no prior lien, mortgage, security interest, pledge, charge or other encumbrance, except as permitted under the Trust Agreement.

                  (xv) Under generally accepted accounting principles, the Depositor will report its transfer of the Mortgage Assets to the Trustee pursuant to the Trust Agreement and the sale of the Certificates as a sale of its interest in the Mortgage Assets. The Depositor has been advised by its independent certified public accountants, that they concur with such treatment under generally accepted accounting principles. For federal income tax purposes, the Depositor will treat the transfer of the Mortgage Assets to the Trustee pursuant to the Trust Agreement and the sale of the Certificates either as a transaction in which it acts as the agent of one or more Sellers or as a sale of its interest in the Mortgage Assets.
                  (xvi) As of the Closing Date, the cash and Permitted Investments included in any accounts or funds constituting part of the Trust Estate with respect to the Certificates will be duly and validly transferred to the Trustee pursuant to the Trust Agreement, and the Trustee will either own such assets or have acquired a duly and validly perfected security interest in such assets subject to no prior lien, security interest, pledge, charge or other encumbrance.
                  (xvii) Each Seller has been duly incorporated or otherwise formed and is validly existing and, if a corporation, is in good standing under the laws of the jurisdiction of its incorporation or formation and duly qualified to do business under the laws of each jurisdiction that requires such qualification wherein it owns or leases any material properties (except where the failure so to qualify would not have a material adverse effect on such Seller).
                  (xviii) At the time of the execution and delivery of a Sales Agreement by a Seller, such execution and delivery by such Seller will be within the legal power of such Seller and will have been duly authorized by all necessary action on the part of such Seller, and neither the execution and delivery of such Sales Agreement by such Seller, nor the consummation by such Seller of the transactions therein contemplated, nor compliance with the provisions thereof by such Seller, will (A) violate the articles of incorporation, bylaws, partnership agreement or other organizational agreement of such Seller,
         (B) result in a breach of, or constitute a default under, any law, governmental rule or regulation, any judgment, decree or order binding on such Seller or its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other material instrument to which such Seller is a party or by which it is bound, or
         (C) result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to the terms of any such material indenture, mortgage, deed of trust, contract or other material instrument.
                  (xix) Each Sales Agreement, when executed and delivered as contemplated thereby, will have been duly executed and delivered by the Seller that is a party thereto, and such Sales Agreement will constitute, when so executed and delivered, a legal, valid and binding agreement, enforceable against such Seller in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law, and except that the provisions relating to indemnification and contribution may be unenforceable as against public policy.
                  (xx) Under generally accepted accounting principles, each Seller will report its transfer of the Mortgage Assets pursuant to the Sales Agreement as a sale of its interest in the Mortgage Assets. Each Seller has been advised by its independent certified public accountants that they concur with such treatment under generally accepted accounting principles and, if applicable, regulatory accounting principles. Each Seller also will so report the transfer in all financial statements and reports to the regulatory and supervisory agencies and authorities to which it reports, if any. For federal income tax purposes, each Seller will treat the transfer of the Mortgage Assets pursuant to the Sales Agreement as a sale of its interest in the Mortgage Assets represented by the Certificates and an exchange of the remaining interest in the Mortgage Assets for any Certificates of any other class of the same Series retained by such Seller.
                  (xxi) At the Closing Date, each Mortgage Note and Security Instrument will constitute a legal, valid and binding instrument, enforceable in accordance with its terms subject to bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law. At the Closing Date, each Mortgage Note and Security Instrument will meet the criteria for selection described in the Final Prospectus.
                  (xxii) At the Closing Date, any agreement relating to credit enhancement will have been duly and validly authorized, executed and delivered by, and will constitute the legal, valid and binding obligation of, the related Credit Enhancer, subject to bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.
                  (xxiii) Unless otherwise specified in the Final Prospectus, each Mortgage Loan was originated by an entity that met the requirements of Section 3(a)(41) of the Exchange Act at the time of origination.
                  (xxiv) Each Servicer has been duly incorporated, is validly existing and in good standing under the laws of the jurisdiction of its incorporation and is duly qualified to do business under the laws of each jurisdiction that requires such qualification wherein it owns or leases any material properties or conducts any material business or in which the performance of its duties under its Servicing Agreement would require such qualification (except where the failure so to qualify would not have a material adverse effect on the Servicer's performance under the Servicing Agreement); and unless otherwise specified in the Final Prospectus, each Servicer is approved by the U.S. Department of Housing and Urban Development and either (i) is approved by and in good standing with FHLMC or FNMA or (ii) is an institution the deposits of which are insured by the FDIC.
                  (xxv) At the time of the execution and delivery of a Servicing Agreement by a Servicer, such execution and delivery by such Servicer will be within the corporate power of such Servicer and will have been duly authorized by all necessary corporate action on the part of such Servicer, and neither the execution and delivery of such Servicing Agreement by such Servicer, nor the consummation by such Servicer of the transactions therein contemplated, nor compliance with the provisions thereof by such Servicer, will (A) violate the articles of incorporation, bylaws, partnership agreement or other organizational agreement of such Servicer, (B) result in a breach of or constitute a default under, any law, governmental rule or regulation, any judgment, decree or order binding on such Servicer or its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other material instrument to which such Servicer is a party or by which it is bound or (C) result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to the terms of any such material indenture, mortgage, deed of trust, contract or other material instrument.
                  (xxvi) Each Servicing Agreement, when executed and delivered as contemplated thereby, will have been duly executed and delivered by the Servicer that is a party thereto, and such Servicing Agreement will constitute a legal, valid and binding agreement, enforceable against such Servicer in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.
                  (xxvii) At the Closing Date, the Trust Agreement will have been duly executed and delivered by the Master Servicer and will constitute a legal, valid and binding agreement of the Master Servicer, enforceable against the Master Servicer in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.
                  (xxviii) At the Closing Date, each GNMA Certificate, FHLMC Certificate and FNMA Certificate will be issued and guaranteed by GNMA, FHLMC, and FNMA, respectively, as described in the Final Prospectus.
                  (xxix) At the Closing Date, each Mortgage Certificate (other than a GNMA Certificate, FHLMC Certificate, or FNMA Certificate) will have been duly authorized, executed and delivered by the issuer of such Mortgage Certificate and will constitute a legal, valid and binding instrument, enforceable in accordance with its terms, subject to bankruptcy, insolvency reorganization, moratorium or other laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

                  (xxx) Unless otherwise noted in the Final Prospectus, each of the Underwritten Certificates, when issued, will constitute a "mortgage related security" as such term is defined in Section 3(a)(41) of the Exchange Act for so long as such Certificate is rated in one of the two highest rating categories by a nationally recognized statistical rating organization.
                  (xxxi) Any taxes, fees and other governmental charges in connection with the execution, delivery and issuance of the Agreement and the Trust Agreement and the execution, delivery and sale of the Certificates have been or will be paid at or prior to the Closing Date.
                  (xxxii) The Depositor is not, and the issuance and sale of the Certificates in the manner contemplated by the Final Prospectus will not cause the Depositor to become, subject to registration or regulation as an investment company or an affiliate of an investment company under the Investment Company Act of 1940, as amended.
                  (xxxiii) Immediately prior to the delivery of the Underwritten Certificates to the Underwriters, the Depositor will own the Underwritten Certificates free and clear of any lien, adverse claim, pledge, encumbrance or other security interest, and will not have assigned to any person any of its right, title or interest in the Underwritten Certificates, and, upon consummation of the transactions contemplated in the Agreement, the Depositor will transfer all its right, title and interest in the Underwritten Certificates to the Underwriters.
                  (xxxiv) At the Closing Date, the representations and warranties made by the Depositor in the Trust Agreement will be true and correct in all material respects.
         (b) DMSI and SMI each represent and warrant to, and agrees with, each Underwriter, with respect to itself only (and not the other party), that:
                  (i) DMSI and SMI have been duly incorporated and are validly existing as a corporation in good standing under the laws of the Commonwealth of Virginia with full corporate power and authority to their respective properties and conduct their businesses as now conducted, and to enter into and perform their respective obligations under the Agreement, and has qualified to do business as a foreign corporation and are in good standing under the laws of each jurisdiction which requires such qualification wherein the own or lease material properties except when the failure to so qualify would not have a material adverse effect on DMSI and SMI.
                  (ii) The execution of the Agreement is within the corporate power of DMSI and SMI. The Agreement has been duly and validly authorized by all necessary action on the part of DMSI and SMI; and neither the execution and delivery of the Agreement nor the consummation of the transactions herein contemplated nor compliance by DMSI and SMI with the provisions hereof will (A) violate the articles of incorporation or by-laws of either DMSI or SMI, (B) result in a breach of, or constitute a default under, any law, governmental rule or regulation, any judgment, decree or order binding on DMSI or SMI or their respective properties, or any provision of any indenture, mortgage, deed of trust, contract or other material instrument to which either DMSI or SMI is a party or by which either of them is bound, or
         (C) result in the creation of any lien, charge, or encumbrance upon any of its properties pursuant to the terms of any such material indenture, mortgage, deed of trust, contract or other instrument which violation, breach, default or creation of any lien, charge or encumbrance would have a material adverse effect upon the financial condition of DMSI or SMI.
                  (iii) The Agreement has been duly executed and delivered by DMSI and SMI, and, assuming the due authorization, execution and delivery by the other parties thereto, constitutes a legal, valid and binding obligation of DMSI and SMI, enforceable against DMSI or SMI in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law, and except that the provisions relating to indemnification and contribution may be unenforceable as against public policy.
                  (iv) There are no actions, suits or proceedings against, or investigations of, DMSI or SMI pending, or, to the knowledge of DMSI or SMI, threatened, before any court, administrative agency or other tribunal (A) asserting the invalidity of the Agreement, (B) seeking to prevent the issuance of the

         Underwritten Certificates or the consummation of any of the transactions contemplated by the Agreement or each Sales Agreement, each Servicing Agreement or the Trust Agreement or (C) that might materially and adversely affect the performance by either DMSI or SMI of their obligations under the Agreement.

                  (v) No filing or registration with, notice to, qualification of or with, or consent, approval, authorization or order or other action of any person, corporation or other organization or of any court, supervisory or governmental authority or agency is required for the consummation by DMSI or SMI of the transactions contemplated by the Agreement or each Sales Agreement except such as have been, or will have been prior to the Closing Date, obtained under the Act, or state securities laws or Blue Sky laws, or from the National Association of Securities Dealers, Inc., in connection with the purchase and distribution of the Underwritten Certificates by the Underwriters, or any recordation of the assignment of the Mortgage Loans to the Trustee pursuant to the Trust Agreement that have not yet been completed.
                  (vi) As of the Closing Date, each Servicing Agreement will have been duly executed and delivered by the Depositor and, assuming the due authorization, execution and delivery by the other parties thereto, each constitutes, or will constitute, a legal, valid and binding agreement of the Depositor, enforceable against the Depositor in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and to general principals of equity regardless of whether enforcement is sought in a proceeding in equity or at law.
         The Depositor shall be deemed not to have made the representations and warranties contained in clauses (xvii) through (xxvii), inclusive, of this
Section 1 with respect to, and to the extent of, representations and warranties made to the Underwriters by any Seller, any Servicer, the Master Servicer or any Credit Enhancer as to the matters covered in such clauses in a certificate, opinion of counsel or agreement in form satisfactory to counsel for the Underwriters delivered to the Underwriters on the Closing Date; PROVIDED, HOWEVER, that the foregoing shall in no way limit the rights of the Underwriters to indemnification and contribution as otherwise provided in Section 8 hereof.
         Any certificate signed by a Seller, the Master Servicer, a Servicer or a Credit Enhancer and delivered to the Underwriters or to counsel for the Underwriters in connection with an offering of the Certificates shall state that it is a representation and warranty as to the matters covered thereby by such Seller, the Master Servicer, such Servicer or such Credit Enhancer, as the case may be, to each Underwriter to whom the representations and warranties in this
Section 1 are made.
         2. PURCHASE AND SALE. Subject to the terms and conditions and in reliance upon the representations and warranties set forth herein, the Depositor agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Depositor, at the applicable purchase prices set forth in the Agreement (plus accrued interest as therein set forth), Underwritten Certificates in the aggregate approximate principal amounts, notional amounts or percentage interests, as the case may be, of the various classes of Certificates set forth in the Agreement or opposite such Underwriter's name in an attachment to the Agreement.
         3. DELIVERY AND PAYMENT. Delivery of and payment for the Underwritten Certificates shall be made at the office, on the date and at the time specified in the Agreement, which date and time may be postponed by agreement between the Underwriters and the Depositor or as provided in Section 10 hereof (such date and time of delivery and payment for the Underwritten Certificates being herein called the "Closing Date"). Delivery of the Underwritten Certificates shall be made to the Underwriters against payment by the Underwriters of the purchase price therefor to or upon the order of the Depositor in the type of funds specified in the Agreement. The Underwritten Certificates shall be registered in such names and in such authorized denominations as the Underwriters may request not less than two full business days in advance of the Closing Date.
         If the Underwritten Certificates are to be delivered in certificated form, the Depositor agrees to have the Underwritten Certificates available for inspection, checking and packaging by the Underwriters in New York, New York (or such other location within the continental United States requested by the Underwriters), not later than 1:00 p.m. on the Business Day prior to the Closing Date.
         4. OFFERING BY UNDERWRITERS. It is understood that the several Underwriters propose to offer the Underwritten Certificates for sale to the public as set forth in the Final Prospectus.
         5. AGREEMENTS. (a) The Depositor covenants and agrees with the several Underwriters that:

                  (i) Substantially contemporaneously with the execution of the Agreement, the Depositor will prepare the supplement to the Basic Prospectus setting forth the principal amount of Certificates covered thereby and the material terms thereof, the initial public offering price of the Underwritten Certificates or the manner of offering such Certificates, the price at which the Underwritten Certificates are to be purchased by the Underwriters from the Depositor, the selling concessions and reallowance, if any, and such other information as the Underwriters and the Depositor deem appropriate in connection with the offering of the Underwritten Certificates. The Depositor will not file any amendment to the Registration Statement or supplement to the Basic Prospectus (including the supplement relating to the Underwritten Certificates included in the Final Prospectus) unless the Depositor has furnished the Underwriters a copy for their review prior to filing and will not file any such proposed amendment or supplement to which the Underwriters reasonably object. Subject to the foregoing sentence, the Depositor will cause the Final Prospectus to be filed with the Commission pursuant to Rule 424 under the Act and a report on Form 8-K will be filed with the Commission within 15 days following the Closing Date setting forth specific information concerning the Certificates and the Mortgage Assets and including, as an exhibit, a copy of the Trust Agreement. In addition, to the extent that any Underwriter provides Computational Materials to the Depositor as contemplated herein, the Depositor will file or cause to be filed with the Commission a report on Form 8-K containing such Computational Materials, concurrently with, or prior to, the filing of the Final Prospectus pursuant to Rule 424. The Depositor will promptly advise the Underwriters (A) when the Final Prospectus shall have been filed with the Commission pursuant to Rule 424 and the Form 8-K containing Computational Materials shall have been filed with the Commission, (B) when any amendment to the Registration Statement shall have become effective, (C) of any request by the Commission for any amendment of the Registration Statement or the Final Prospectus or for any additional information, (D) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceeding for that purpose and (E) of the receipt by the Depositor of any notification with respect to the suspension of the qualification of the Underwritten Certificates for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Depositor will use its reasonable efforts to prevent the issuance of any such stop order or suspension and, if issued, to obtain as soon as possible the withdrawal thereof.
                  (ii) If, at any time when a prospectus relating to the Certificates is required to be delivered under the Act, any event occurs as a result of which in the opinion of counsel to the Depositor or the Underwriters, the Final Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend or supplement the Final Prospectus to comply with the Act or the rules and regulations thereunder, the Depositor will promptly prepare and file with the Commission, subject to the preceding paragraph, an amendment or supplement that will correct such statement or omission or an amendment that will effect such compliance and, if such amendment or supplement is required to be contained in a post-effective amendment of the Registration Statement, will use its best efforts to cause such amendment of the Registration Statement to be made effective as soon as possible and will promptly file all reports and any definitive proxy or information statements required to be filed by the Depositor pursuant to Sections 13, 14, and 15 of the Exchange Act subsequent to the date of the Prospectus for so long as the delivery of a Prospectus is required in connection with the offering or sale of the Certificates; PROVIDED, HOWEVER, that any such amendment or update prepared more than nine months after the Closing Date shall be at the expense of the Underwriters.
                  (iii) The Depositor will furnish to counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and each amendment thereto that shall become effective on or prior to the Closing Date, and to each Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and each such amendment and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of any Final Prospectus and any amendments thereof and supplements thereto as the Underwriters may reasonably request.
                  (iv) The Depositor will apply the net proceeds from the sale of the Underwritten Certificates in the manner set forth in the Final Prospectus.

                  (v) The Depositor will pay all the fees and disbursements of its counsel and of independent accountants for the Depositor relating to legal review, opinions of counsel for the Depositor, audits, review of unaudited financials, cold comfort review or otherwise; the costs and expenses of printing (or otherwise reproducing) and delivering the Agreement, the Trust Agreement and the Certificates; the initial fees, costs and expenses of the Trustee under the Trust Agreement and its counsel; the initial fees, costs and expenses of any custodian of the Mortgage Assets under a custodian agreement and such custodian's counsel; the costs and expenses incident to the preparation, printing, distribution and filing of the Registration Statement (including exhibits thereto), the Basic Prospectus and the Final Prospectus, and all amendments of and supplements to the foregoing; and the fees of rating agencies. Except as provided in Section 7 hereof, the Underwriters shall be responsible for paying all costs and expenses incurred by them in connection with their purchase and sale of the Underwritten Certificates, including, without limitation, the fees and expenses of counsel to the Underwriters.
                  (vi) The Depositor will use its reasonable efforts to arrange for the qualification of the Underwritten Certificates for sale under the laws of such jurisdictions as the Underwriters may reasonably designate in the Underwriting Agreement, to maintain such qualifications in effect so long as required for the distribution of the Certificates and to arrange for the determination of the legality of the Certificates for purchase by investors; PROVIDED, HOWEVER, that the Depositor shall not be required to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general or unlimited service of process in any jurisdiction where it is not now so subject; and PROVIDED FURTHER, that the Underwriters shall pay all costs and expenses associated therewith.
                  (vii) So long as any Certificates are outstanding, the Depositor will cause the Master Servicer or the Trustee to furnish to the Underwriters, as soon as available, a copy of (A) the annual statement of compliance delivered by the Master Servicer to the Trustee under the Trust Agreement, (B) the annual independent public accountants' servicing report furnished to the Trustee pursuant to the Trust Agreement, (C) each report, statement or other document regarding the Certificates filed with the Commission under the Exchange Act or mailed to the holders of the Certificates pursuant to the Trust Agreement or otherwise, (D) any reports provided by certified public accountants pursuant to the Trust Agreement regarding the reports, statements or other documents included in (B) above, and (E) from time to time, such other information concerning the Certificates as the Underwriters may reasonably request and that may be furnished by the Depositor or the Master Servicer without undue expense. In addition, the Depositor shall make or cause the Trustee to make generally available to the Holders of the Certificates as soon as practicable, but in any event not later than sixteen months from the date of the Agreement, an earnings statement of the issuer of the Certificates (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission (including, at the option of the Depositor, Rule 158 under the Act).
                  (viii) Without the consent of the Underwriters, which shall not be unreasonably withheld, the Depositor will not waive any of the conditions to its obligations to purchase Mortgage Loans pursuant to a Sales Agreement.
                  (ix) Following the Closing Date, the Depositor will use its reasonable efforts to take all action required to preserve and protect the ownership interest of the Trustee in the Trust Estate during the term of the Trust Agreement.
         (b) Each of DMSI and SMI agrees that it shall jointly and severally have primary responsibility for all financial obligations of the Depositor pursuant to the Agreement, including without limitation, those set forth in
Section 5(a)(v), Section 7 and Section 8, and the Underwriters acknowledge that they may assert any claim against each of DMSI and SMI at any time and may not assert any claim directly against the Depositor for payment of such obligations until 91 days after payment in full of all securities now or hereafter issued by the Depositor or by trusts established by it.
         (c) Each Underwriter represents, warrants, covenants and agrees with the Depositor and SMI that:
                  (i)(A) The information attached to the Underwriting Agreement as Exhibits A and B constitutes all Collateral Term Sheets, Structural Term Sheets and Computational Materials (collectively, "Underwriter Materials"), that are required to be filed with the Commission pursuant to responses of the staff of the Commission to No-Action Requests from Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation and Public Securities Association (as made generally available May 20, 1994, and March 9, 1995, respectively); (B) all Underwriter Materials contain a legend substantially as follows (or in such other form as may be agreed upon prior to the date of the Underwriting Agreement):

                 This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Information contained herein is confidential and provided for information only, does not purport to be complete and should not be relied upon in connection with any decision to purchase the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions including, with respect to any description of the securities or the underlying assets, the information contained in the final Prospectus and accompanying Prospectus Supplement. Offers to sell and solicitations of offers to buy the securities are made only by the final Prospectus Supplement and the related Prospectus.

                 and (C) the Underwriter Materials do not contain any untrue statement of a material fact necessary to make the statements therein, in the the circumstances under which they were made, not misleading.

                  (ii) The Underwriters (at their own expense) further agree to provide to the Depositor any accountants' letters relating to the Underwriter Materials, which accountants' letters shall be addressed to the Depositor.
                  (iii) The Underwriters (at their own expense) will make the Underwriter Materials available in electronic form to the Depositor in order for the Depositor to file the Underwriter Materials with the Commission. The Depositor (at its expense) shall promptly format (as necessary) and file the Computational Materials with the Commission on the Electronic Data Gathering and Retrieval System ("EDGAR").
         6. CONDITIONS TO THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of the Underwriters hereunder to purchase the Underwritten Certificates shall be subject to the following conditions:
                  (a) To the accuracy in all material respects on the date hereof and on the Closing Date (as if made on such Closing Date) and as of the date of the effectiveness of any amendment to the Registration Statement filed prior to the Closing Date of the representations and warranties on the part of the Depositor, SMI and DMSI contained herein, and to the extent that the Depositor is deemed, pursuant to Section 1 hereof, not to make the representations and warranties in clauses
         (a)(xvii) through (xxvii) inclusive of Section 1 hereof, or portions thereof, to the accuracy in all material respects of the representations and warranties provided by the parties making such representations and warranties as of the date thereof and on the Closing Date (as if made on such Closing Date).
                  (b) The Registration Statement shall have become effective, and no stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and not withdrawn, and no proceedings for that purpose shall have been instituted or threatened, and the Final Prospectus shall have been filed with the Commission in accordance with Rule 424 under the Act, and all actions required to be taken and all filings required to be made by the Depositor under the Act prior to the sale of the Certificates shall have been duly taken or made.
         (c)      CERTIFICATES.
                  (i) The Depositor shall have delivered to the Underwriters a certificate, signed by the President or any Vice President or Assistant Vice President of the Depositor and dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Registration Statement, the Final Prospectus, and the Agreement and that: (A) the representations and warranties of the Depositor in the Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on the Closing Date;
         (B) the Depositor has complied in all material respects with all the agreements and satisfied in all material respects all the conditions on its part to be performed or satisfied at or prior to the Closing Date;
         (C) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Depositor's knowledge, threatened; (D) nothing has come to such officer's attention that would lead him or her to believe that the Final Prospectus contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (E) there has been no material adverse change or development involving a prospective material adverse change in the business, operations, financial condition, properties or assets of the Depositor.
                  (ii) Each of SMI and DMSI shall have delivered to the Underwriters a certificate, signed by its President or any of its Vice Presidents or Assistant Vice Presidents and dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Agreement and that: (A) its representations and warranties in the Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on the Closing Date; and (B) there has been no material adverse change or development involving a prospective material adverse change in its business, operations, financial condition, properties or assets.
                  (iii) Each Seller shall have delivered to the Underwriters a certificate, signed by the President or any Vice President or Assistant Vice President of such Seller and dated the Closing Date, to the effect that the signer of such certificate has examined the Sales Agreement to which such Seller is a party and that: (A) the representations and warranties of the Seller in the Sales Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on the Closing Date; and (B) the Seller has complied in all material respects with all the agreements and satisfied in all material respects all the conditions on its part to be performed or satisfied at or prior to the Closing Date.
                  (iv) The Master Servicer shall have delivered to the Underwriters a certificate, signed by the President or any Vice President or Assistant Vice President of the Master Servicer and dated the Closing Date, to the effect that the signer of such certificate has examined the Trust Agreement and that: (A) the representations and warranties of the Master Servicer in the Trust Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on the Closing Date; and (B) the Master Servicer has complied in all material respects with all the agreements and satisfied in all material respects all the conditions on its part to be performed or satisfied at or prior to the Closing Date.

(d)      ACCOUNTING COMFORT.
                  (i) The Underwriters shall have received a letter from a nationally recognized independent accounting firm, dated the date of the Agreement and delivered at such time, satisfactory in form and substance to the Underwriters relating to statistical or financial information contained in the Prospectus Supplement regarding the Mortgage Assets and the Certificates, including any declination tables, yield tables, and modeling assumptions.
                  (ii) The Underwriters shall have received from the Depositor's independent certified public accountants, a letter dated the Closing Date and satisfactory in form and substance to the Underwriters and counsel for the Underwriters, reconfirming or updating the letter dated the date hereof, to the further effect that they have performed certain procedures as a result of which they have determined that (i) the Mortgage Loans listed in Schedule I to the Trust Agreement (A) conform with the description thereof in the Prospectus Supplement under the caption "The Mortgage Loan Pool" and (B) conform with the information set forth in the Depositor's report on Form 8-K with respect to such Mortgage Loans, (ii) and that a sampling of the Mortgage Loan files relating to the Mortgage Loans conforms with the information contained on the mortgage loan data file tape upon which the information in the Prospectus Supplement under the heading "The Mortgage Loan Pool" was based, and (iii) covering such other matters relating to the Trust as the Underwriters may reasonably request.
                  (iii) The Underwriters shall have received from the independent certified public accountants of the Seller or the Servicer, as applicable, a letter or letters dated the date hereof and satisfactory in form and substance to the Underwriters and counsel to the Underwriters to the effect that they have performed certain specified procedures as a result of which they determined that certain information of an accounting, financial and statistical nature set forth in the Final Prospectus under the caption (A) "The Mortgage Loan Pool--Acquisitions" (or other caption relating to the Seller's origination activities) agrees with the records of the Seller; and (B) "The Mortgage Loan Pool--Servicing of the Mortgage Loans" (or other caption relating to the Servicer's servicing activities) agrees with the records of the Servicer.
                  (iv) The Underwriters shall have received a certificate of an accounting officer of the Depositor stating that the transfer of the Mortgage Assets from the Seller to the Depositor pursuant to the Sales Agreement will be classified as a sale of the Seller's interest in the Mortgage Assets under generally accepted accounting principles and, if applicable, under regulatory accounting principles.
         (e)      OPINIONS.
                  (i) The Underwriters shall have received opinions of outside counsel to the Depositor, dated the Closing Date and reasonably satisfactory in form and substance to counsel for the Underwriters, as to (1) the corporate status and authorizations of the Depositor, SMI and DMSI; (2) the Certificates, the Trust Agreement, the Agreement, the Registration Statement, the Final Prospectus and other related matters as the Underwriters may reasonably require; and (3) the applicable federal income tax treatment of the Certificates.
                  (ii) The Underwriters shall have received copies of any opinions of counsel furnished to the Rating Agencies (upon which the Underwriters shall be entitled to rely) with respect to the "true sale" of the Mortgage Assets and the non-consolidation of the Depositor with its affiliates.
                  (iii) The Underwriters shall have received from counsel for the Underwriters such opinion or opinions, dated the Closing Date, with respect to the validity of the Certificates, the Agreement, the Trust Agreement, the Registration Statement, the Final Prospectus and such other related matters as the Underwriters may reasonably require, and the Depositor shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.
                  (iv) The Underwriters shall have received from counsel to each Seller an opinion, dated the Closing Date and satisfactory in form and substance to counsel for the Underwriters, as to the due authorization, execution and delivery of the Sales Agreement entered into by the Seller and its enforceability against the Seller.

                  (v) The Underwriters shall have received from counsel to the Master Servicer an opinion, dated the Closing Date and satisfactory in form and substance to counsel for the Underwriters, as to the due authorization, execution and delivery of the Trust Agreement by the Master Servicer and its enforceability against the Master Servicer.
                  (vi) The Underwriters shall have received from counsel to the Trustee an opinion, dated the Closing Date and satisfactory in form and substance to counsel for the Underwriters, as to the due authorization, execution and delivery of the Trust Agreement by the Trustee and its enforceability against the Trustee.
                  (vii) The Underwriters shall have received from counsel to any Credit Enhancer an opinion, dated the Closing Date and satisfactory in form and substance to counsel for the Underwriters, as to the due issuance and enforceability of the policies or other credit enhancement issued by such Credit Enhancer.
         (f) The Underwritten Certificates shall have been assigned the ratings set forth in the Underwriting Agreement, which shall be in one of the four highest rating categories, by one or more "nationally recognized statistical rating organizations," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, designated in the Underwriting Agreement and requested by the Depositor to rate the Underwritten Certificates. On the Closing Date, (i) such rating or ratings shall not have been rescinded and there shall not have been any downgrading, or public notification of a possible downgrading or public notice of a possible change, without indication of direction, and (ii) no downgrading, or public notification of a possible downgrading or public notification of a possible change, without indication of direction, shall have occurred in the rating accorded any of the debt securities of any person, including the Depositor, providing any form of credit enhancement for the Certificates by any "nationally recognized statistical rating organization" designated in the Underwriting Agreement.
         (g) If applicable, and subject to the conditions set forth in the Trust Agreement, any reserve fund to be established for the benefit of the Certificateholders shall have been established by the Depositor with the Trustee and any initial deposit thereto shall have been delivered to the Trustee for deposit therein as contemplated by the Trust Agreement.
         (h) On the Closing Date, there shall not have occurred any change, or any development involving a prospective change, in or affecting the business or properties of the Depositor since the date of the Underwriting Agreement that, in the reasonable judgment of the Underwriters, materially impairs the investment quality of the Underwritten Certificates so as to make it impractical or inadvisable to proceed with the public offering or the delivery of the Underwritten Certificates as contemplated by the Final Prospectus.
         (i) All proceedings in connection with the transactions contemplated by the Agreement and all documents incident hereto shall be reasonably satisfactory in form and substance to the Representative and counsel for the Underwriters, and the Underwriters and counsel for the Underwriters shall have received such information, certificates and documents as they may reasonably request.
         If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in the Agreement, if the Depositor, SMI or DMSI is in breach in any material respect of any covenants or agreements contained herein or if any of the opinions and certificates mentioned above or elsewhere in the Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Underwriters and counsel for the Underwriters, the Agreement and all obligations of the Underwriters hereunder may be canceled by the Underwriter at, or at any time prior to, the Closing Date. Notice of such cancellation shall be given to the Depositor in writing or by telephone or telegraph and confirmed in writing.
         If the Depositor is advised prior to the Closing Date that the documentation for some of the Mortgage Loans is incomplete or defective and such defects cannot be remedied prior to the Closing Date, the Depositor may upon notice of the Underwriters nevertheless deliver the Mortgage Loans to the Trustee with an amount equal to the principal amount of the incomplete or defective Mortgage Loans as of the Cut-Off Date plus interest on each such Mortgage Loan at the Mortgage Interest Rate specified in the related Mortgage Note (less the applicable Servicing Fee Rate) to the Distribution Date specified by the Depositor. If the incomplete or defective documentation for a Mortgage Loan is remedied prior to such Distribution Date, the amount deposited with the

Trustee on account thereof shall be returned to the Depositor. If the incomplete or defective documentation for a Mortgage Loan is not remedied prior to such Distribution Date, the amount will be applied as a distribution of principal with respect to the Certificates and the Mortgage Loan released to the Depositor.
         7. REIMBURSEMENT OF UNDERWRITERS' EXPENSES. If for any reason (other than a default by the Underwriters in their obligations hereunder) the sale of the Underwritten Certificates provided for herein is not consummated, the Depositor or SMI will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been reasonably incurred by them in connection with their investigation, the preparation to market and the marketing of the Underwritten Certificates, or in contemplation of the performance by them of their obligations hereunder.
         8. INDEMNIFICATION AND CONTRIBUTION. (a) The Depositor, DMSI and SMI, jointly and severally, hereby agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act as follows:
                  (i) against any and all losses, claims, expenses, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Final Prospectus, or any amendment or supplement thereto, or any related Preliminary Final Prospectus, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and to reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that
         (A) the Depositor, DMSI and SMI will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or omission, or alleged untrue statement or omission, made in any of such documents in reliance upon and in conformity with written information furnished to the Depositor by an Underwriter, specifically for use therein, including, without limitation, any Computational Materials, except to the extent that any untrue statement or alleged untrue statement therein results (or is alleged to have resulted) from an error in the written information concerning the Mortgage Loans furnished by the Depositor to the Underwriters for use in the preparation of any Computational Materials, which error was not superseded or corrected by the delivery to the Underwriters of corrected written or electronic information or for which the Depositor provided written notice of such error to the Underwriters, in both cases at least one Business Day, prior to the confirmation of the sale of the Certificates in accordance with the notice provisions of the Underwriting Agreement (any such uncorrected mortgage loan information a "Mortgage Pool Error"), and (B) such indemnity with respect to any Preliminary Final Prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Certificates which are the subject thereof if such person did not receive a copy of the Final Prospectus (or the Final Prospectus as amended or supplemented, excluding any documents incorporated therein by reference) at or prior to the confirmation of the sale of such Certificates to such person in any case where such delivery is required by the Act and the untrue statement or omission of a material fact contained in such Preliminary Final Prospectus was corrected in the Final Prospectus (or the Final Prospectus as amended or supplemented, excluding any documents incorporated therein by reference);
                  (ii) against any and all loss, liability, claim, damage and expense whatsoever, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any untrue statement or omission, or any such alleged untrue statement or omission, for which indemnification is provided by the Depositor, DMSI and SMI under clause (i) above, if such settlement is effected with the written consent of the Depositor; and
                  (iii) against any and all expense whatsoever (including the fees and disbursements of counsel chosen by any Underwriter or controlling person of such Underwriter), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any untrue statement or omission, for which indemnification is provided by the Depositor, DMSI and SMI under clause (i) above, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above.
This indemnity will be in addition to any liability that the Depositor may otherwise have.
                  (b) Each Underwriter agrees to indemnify and hold harmless the Depositor, DMSI and SMI, each of their directors, each of the Depositor's officers who have signed the Registration Statement and each person, if any, who controls the Depositor, DMSI or SMI within the meaning of the Act or the Exchange Act, against any and all losses, claims, expenses, damages or liabilities to which the Depositor, DMSI or SMI or any such director, officer or controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities, (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Final Prospectus or any amendment or supplement thereto, or any related Preliminary Final Prospectus, or arise out of, or are based upon, the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Depositor, DMSI or SMI by such Underwriter specifically for use therein, including, without limitation, Computational Materials; PROVIDED, HOWEVER, the Underwriters will not be liable in any case to the extent that any such loss, claim, damage or liability arises out of a Mortgage Pool Error which is reflected in the Computational Material; and will reimburse any legal or other expenses reasonably incurred by the Depositor, DMSI or SMI or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action (except that no such indemnity shall be available for any losses, claims, damages or liabilities, or actions in respect thereof, resulting from any Mortgage Pool Error). This indemnity agreement will be in addition to any liability that such Underwriters may otherwise have.
                  (c) Promptly after receipt by an indemnified party under this
         Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party otherwise than under the Agreement. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume (at its own expense) the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party under this Section 8, such indemnifying party shall not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.
                  (d) If recovery is not available under the foregoing indemnification provisions of this Section 8, for any reason other than as specified therein, the parties entitled to indemnification by the terms thereof shall be entitled to contribution to the amount paid or payable by such indemnified party as a result of the losses, claims, expenses, damages or liabilities referred to in subsection (a) or (b) above, except to the extent that contribution is not permitted under
         Section 11(f) of the Act. In determining the amount of contribution to which the respective parties are entitled, there shall be considered whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Depositor or the Underwriters, the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any untrue statement or omission, and any other equitable considerations appropriate under the circumstances. The Depositor and the Underwriters agree that it would not be equitable if the amount of such contribution were to be determined by PRO RATA or PER CAPITA allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method that does not take account of the equitable considerations referred to in the second sentence of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter or person controlling such Underwriter shall be obligated to make a contribution hereunder that in the aggregate exceeds an amount equal to the excess of the total public offering price of the Certificates purchased by such Underwriter under the Agreement over the purchase price paid to the Depositor by such Underwriter for such Certificates, less the aggregate amount of any damages which such Underwriter and its controlling persons have otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission. The Underwriters' obligations to contribute shall be several in proportion to their respective underwriting obligations and not joint.
         9. DEFAULT BY AN UNDERWRITER. If any one or more Underwriters shall fail to purchase and pay for any of the Certificates of any Class agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under the Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions that the portion of the Certificates of such Class set forth opposite their names in the Agreement bears to the aggregate amount of Certificates of such Class set forth opposite the names of the remaining Underwriters) the Certificates of such Class that the defaulting Underwriter or Underwriters agreed but failed to purchase; PROVIDED, HOWEVER, that in the event that the amount of Certificates of such Class that the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Certificates of such Class as set forth in the Final Prospectus, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any of, the Certificates of such Class, and if such non-defaulting Underwriters do not purchase all the Certificates of such Class, the Agreement will terminate without liability to any non-defaulting Underwriter or the Depositor. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date for such Class of Certificates shall be postponed for such period, not exceeding seven days, as the Underwriters shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in the Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Depositor and any non-defaulting Underwriter for damages occasioned by its default hereunder.
         10. TERMINATION. The Agreement shall be subject to termination in the absolute discretion of the Underwriters, by notice given to the Depositor prior to delivery of and payment for all Underwritten Certificates if prior to such time (i) trading in securities generally on the New York Stock Exchange shall have been suspended or limited, or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared by either federal or New York State authorities, or (iii) there shall have occurred any outbreak or material escalation of major hostilities, any declaration of war by Congress, or any other substantial national or international calamity or crisis, the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Underwriter, impracticable or inadvisable to market the Certificates.
         11. REPRESENTATIONS AND INDEMNITIES TO SURVIVE. The respective agreements, representations, warranties, indemnities and other statements of the Depositor, SMI and DMSI or their respective officers and the Underwriters set forth in or made pursuant to the Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Depositor, DMSI or SMI or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Underwritten Certificates. The provisions of this Section 11 and Sections 5(a)(v) and (vi), 7 and 8 hereof shall survive the termination or cancellation of the Agreement.
         12. NOTICES. All communications hereunder will be in writing and effective only upon receipt and, if sent to the Underwriters, will be mailed, delivered or telecopied and confirmed to it at the office or offices set forth in the Underwriting Agreement; or, if sent to the Depositor or SMI, will be mailed, delivered or telecopied and confirmed to it at 4880 Cox Road, Glen Allen, Virginia 23060, Attention: President, or if sent to DMSI, will be mailed, delivered or telecopied and confirmed to it at 901 East Byrd Street, Richmond, Virginia 23219, Attention: President, respectively.
         13. SUCCESSORS. The Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and their successors and assigns, and no other person will have any right or obligation hereunder.

         14. APPLICABLE LAW. THE AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE JURISDICTION SPECIFIED IN THE AGREEMENT. THE AGREEMENT MAY BE EXECUTED IN ANY NUMBER OF COUNTERPARTS, EACH OF WHICH SHALL FOR ALL PURPOSES BE DEEMED TO BE AN ORIGINAL AND ALL OF WHICH SHALL TOGETHER CONSTITUTE BUT ONE AND THE SAME INSTRUMENT.
         15. MISCELLANEOUS. Time shall be of the essence of the Agreement. The Agreement supersedes all prior or contemporaneous agreements and understandings relating to the subject matter hereof. Neither the Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought. The Agreement may be signed in any number of counterparts, each of which shall be deemed an original, which taken together shall constitute one and the same instrument.

                         SAXON ASSET SECURITIES COMPANY
                     MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                SERIES 199[ ]-[ ]


                             UNDERWRITING AGREEMENT

                                                       Dated: __________________


TO:      Saxon Asset Securities Company (the "Depositor")
         Saxon Mortgage Inc. ("SMI")
         Dominion Mortgage Services, Inc. ("DMSI")

RE: Standard Terms to Underwriting Agreement (January 1997 Edition)
    (the "Standard Terms")

Series Designation: Mortgage Loan Asset Backed Certificates, Series 199[ ]-[ ], __________, __________,
                           __________, __________, __________, ____________,
                           __________ and __________ (collectively the
                           "Certificates"). The __________, __________,
                           __________, __________, __________, and ____________
                           Certificates are referred to herein as the "Underwritten Certificates".

         1. UNDERWRITING AGREEMENT: Subject to the terms and conditions set forth and incorporated by reference herein, the Depositor hereby agrees to issue and sell to _______________________________________, (collectively, the
"Underwriters"), and the Underwriters hereby agree to purchase from the Depositor, on or about ______________ the Underwritten Certificates at the purchase price and on the terms set forth below; provided, however, that the obligations of the Underwriters are subject to: (i) receipt by the Depositor of
(a) an "[ ]" rating by ____________________________ and an "[ ]" rating by
___________________________; (the "Rating Agencies") with respect to the Underwritten Certificates; (ii) receipt of a Prospectus Supplement in form and substance satisfactory to the Underwriters; and (iii) the Sales Agreement dated as of __________________, by and between the Depositor and ___ and the Trust Agreement (as defined below) each being in form and substance satisfactory to the Underwriters.
         The Certificates will be issued pursuant to a Trust Agreement dated as of __________________ 199[ ] (the "Trust Agreement"), by and among the Depositor, ________________________, as Master Servicer (the "Master Servicer"), and _________________, as Trustee (the "Trustee"). The Certificates will represent in the aggregate the entire beneficial ownership interest in the assets of the Trust created under the Trust Agreement (the "Trust"), which will consist primarily of [ ] pool[s] of conventional, one- to four-family, fully amortizing, mortgage loans (the "Mortgage Loans") with original terms to stated maturity of not more than [ ] years which have the characteristics described in the Prospectus Supplement.
         The Depositor will make available on the Closing Date for sale, transfer and assignment to the Trust, Mortgage Loans having the characteristics described in the Prospectus Supplement; PROVIDED, HOWEVER, that there may be immaterial variances from the description of the Mortgage Loans in the Prospectus Supplement and the actual Mortgage Loans delivered on the Closing Date. Upon delivery of the Mortgage Loans to the Depositor, the Depositor will deliver such Mortgage Loans to the Trust.
         2. REGISTRATION STATEMENT: References in the Agreement (as defined below) to the Registration Statement shall be deemed to include registration statement no. 333-____.
         3. AGGREGATE SCHEDULED PRINCIPAL BALANCE OF INITIAL MORTGAGE LOANS: The Initial Mortgage Loans will have an aggregate scheduled principal balance of approximately $__________ (as of the Cut-off Date), including approximately $__________ of fixed-rate Mortgage Loans and of $__________ variable-rate Mortgage Loans (in each case as of the Cut-off Date), subject to a permitted variance of plus or minus __% within each group (the "Permitted Variance").

         4. CUT-OFF DATE: As of the close of business ____________, 199[ ].

         5.        TERMS OF THE CERTIFICATES:

==================== ------------------ ------------------- ------------------ ------------------ ===================
                          Initial
 Series 199[ ]-__        Principal         Pass-Through         Proposed                             Sale of the
    Designation          Amount(1)             Rate              Ratings         CUSIP Number        Certificates
==================== ------------------ ------------------- ------------------ ------------------ ===================
                     ------------------ ------------------- ------------------ ------------------ ===================
==================== ------------------ ------------------- ------------------ ------------------ ===================
Class ___                                                                                                 (2)
                     ------------------ ------------------- ------------------ ------------------ ===================
==================== ------------------ ------------------- ------------------ ------------------ ===================
Class ___                                                                                                 (2)
                     ------------------ ------------------- ------------------ ------------------ ===================
==================== ------------------ ------------------- ------------------ ------------------ ===================
Class ___                                                                                                 (2)
                     ------------------ ------------------- ------------------ ------------------ ===================
==================== ------------------ ------------------- ------------------ ------------------ ===================
Class ___                                                                                                 (2)
                     ------------------ ------------------- ------------------ ------------------ ===================
==================== ------------------ ------------------- ------------------ ------------------ ===================
Class ___                                                                                                 (2)
                     ------------------ ------------------- ------------------ ------------------ ===================
==================== ------------------ ------------------- ------------------ ------------------ ===================
Class ___                                         (3)                                                     (2)
                     ------------------ ------------------- ------------------ ------------------ ===================
==================== ================== =================== ================== ================== ===================
Class R                     N/A                 N/A                 (4)               N/A                 (5)
==================== ================== =================== ================== ================== ===================


(1) The Underwritten Certificates are, in each case, subject to the Permitted Variance.
(2) The Underwritten Certificates will be purchased by the Underwriters from the Depositor and will be offered by the Underwriters to the public from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale.
(3) On each Distribution Date, the Pass-Through Rate on the ________ Certificates will equal the least of -------.
(4)      No ratings have been requested for the Class R Certificates.
(5) The Class R Certificates will be sold to SMI and ___________________ in a privately negotiated transaction.
         6. UNDERWRITTEN CERTIFICATES RATINGS: As a further condition of the Underwriters' obligation to purchase the Underwritten Certificates, the ratings by the Rating Agencies on the Underwritten Certificates referred to in Sections 1 and 5 hereof shall not have been rescinded and there shall not have occurred any downgrading, or public notification of a possible downgrading or public notice of a possible change, without indication of direction, in the ratings accorded the Underwritten Certificates.
         7. MORTGAGE LOANS: Mortgage Loans having the approximate characteristics described in the Prospectus Supplement with the final schedule attached as Schedule I to the Trust Agreement.
         8. PRINCIPAL AND INTEREST DISTRIBUTION DATES: Each Distribution Date shall be the 25th day of each month, or if such day is not a business day, the next succeeding business day, commencing on the first applicable day following the Closing Date.
         9. REMIC ELECTION: An election will be made to treat the Mortgage Loans and related assets of the Trust as a real estate mortgage investment conduit (the "REMIC"). The Underwritten Certificates will be designated as "regular interests" in the REMIC. The Class R Certificates will be designated as the "residual interest" in the REMIC.
         10. PURCHASE PRICE: The Underwriters hereby agree to purchase each Class of Underwritten Securities from the Depositor at the applicable purchase price set forth below, plus, in the case of the Class ____, Class ____, Class ____, Class ____ and Class ____ Certificates, accrued interest at the applicable Pass-Through Rate from the close of business on ______________, through the Closing Date. Each such purchase price is expressed as a percentage of the initial principal amount of the related Mortgage Loan pool.

                                 Purchase Price

               Class ____                     %
               Class ____
               Class ____
               Class ____
               Class ____
               Class ____

Each of the Underwriters agrees, severally and not jointly, subject to the terms and conditions contained herein and in the Standard Terms, to purchase (subject to the Permitted Variance) the principal balances of the Classes of Certificates specified below its name:


======================== ---------------------- ---------------------- ---------------------- ======================

    Series 1997-__
    Designation(1)
======================== ---------------------- ---------------------- ---------------------- ======================
Class ____                       $____________           $___________           $___________          $____________
======================== ---------------------- ---------------------- ---------------------- ======================
Class ____                       $____________           $___________           $___________          $____________
======================== ---------------------- ---------------------- ---------------------- ======================
Class ____                       $____________           $___________           $___________          $____________
======================== ---------------------- ---------------------- ---------------------- ======================
Class ____                       $____________           $___________           $___________          $____________
======================== ---------------------- ---------------------- ---------------------- ======================
Class ____                       $____________           $___________           $___________          $____________
======================== ====================== ====================== ====================== ======================
Class ____                       $____________           $___________                     --          $____________
======================== ====================== ====================== ====================== ======================

--------------------
(1)      Each Class of Certificates is subject to the Permitted Variance.
         11. CLOSING DATE AND LOCATION: 10:00 a.m. Eastern Time on __________, 199_, at the offices of Arter & Hadden, 1801 K Street, N.W., Suite 400K, Washington, D.C. 20006-1301. The Depositor will deliver the Underwritten Certificates in book-entry form only through the same day funds settlement system of the relevant Depositories.
         12. DUE DILIGENCE: At any time prior to the Closing Date, the Underwriters have the right to inspect the Mortgage Loan files and the loan origination procedures to ensure conformity with the Prospectus and the Prospectus Supplement.
         13. CONTROLLING AGREEMENT: This Underwriting Agreement, together with the Standard Terms (together, the "Agreement"), completely sets forth the agreement between the Depositor, SMI and DMSI and the Underwriters with respect to the Underwritten Certificates and fully supersedes all prior agreements, both written and oral, relating to the Underwritten Certificates and all matters set forth herein. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.
         14. INFORMATION PROVIDED BY THE UNDERWRITERS: It is understood and agreed that the information set forth under the heading "Underwriting" in the Prospectus Supplement and the sentence regarding the Underwriters' intention to establish a market in the Underwritten Certificates on the inside front cover page of the Prospectus Supplement is the only information furnished by the Underwriters to the Depositor for inclusion in the Registration Statement and the Final Prospectus.
         15. COLLATERAL TERM SHEETS, STRUCTURAL TERM SHEETS AND COMPUTATIONAL
MATERIALS: The Underwriters hereby represent and warrant that (i) a hard copy of the information provided by the Underwriters to the Depositor attached hereto as Exhibit A, if any, constitutes all "Collateral Term Sheets" or "Structural Term Sheets" (that are required to be filed with the Commission within two business days of first use under the terms of the Public Securities Association letter) disseminated by the Underwriters to investors in connection with the Underwritten Certificates and (ii) a hard copy of the information provided by the Underwriters to the Depositor and attached hereto as Exhibit B, if any, constitutes all "Computational Materials" disseminated by the Underwriters in connection with the Underwritten Certificates.


         16. TRUSTEE: _____________________ will act as Trustee of the Trust.
         17. CUSTODIAN: ____________________ will act as custodian of the Mortgage Loans.
         18. REPRESENTATIVE: ____________ will act as Representative of the Underwriters.
         19. BLUE SKY QUALIFICATIONS. The Underwriters specify, and the parties intend to qualify the Underwritten Certificates in ________________ pursuant to the Agreement.
         20. STATE LAW TAX OPINION. At Closing, the Underwriters shall have received from [Issuer's counsel and Trustees counsel opinions dated the Closing Date and satisfactory in form and substance to the Underwriters as to the tax treatment of the Certificates under ____________ and ______________ law, respectively.
         21. APPLICABLE LAW: THE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.
         22. NOTICES: All communications hereunder, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to ____________________________________________________________, Attention:


         23. VARIANCES: The Depositor shall obtain prior approval of the Underwriters if, at any time after the Prospectus Supplement and Prospectus are filed with the Securities and Exchange Commission pursuant to its Rule 424 under the Securities Act of 1933, as amended, and before or on the Closing Date, the initial aggregate principal amount of the Underwritten Securities is to be increased or decreased by more than the Permitted Variance.

The Underwriters agree, subject to the terms and provisions of the Agreement, a copy of which is attached, and which is incorporated by reference herein in its entirety and made a part hereof to the same extent as if such provisions had been set forth in full herein, to purchase the Underwritten Certificates.

                                     ------------------------------------------
                                     on behalf of the Underwriters


                                     By:________________________________________
                                        Name:
                                        Title:

Accepted and Acknowledged As
  of the Date First Above  Written:

SAXON ASSET SECURITIES COMPANY

By:__________________________________
     Name:
     Title:

SAXON MORTGAGE, INC.

By:__________________________________
     Name:
     Title:


DOMINION MORTGAGE SERVICES, INC.

By:__________________________________
     Name:
     Title:



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